                                   [LOGO] BNY


                                 ANNUAL REPORT

                               DECEMBER 31, 2001

                             [LOGO] Hamilton Funds

                         INVEST WITH A TRUSTED LEADER



   EQUITY INCOME FUND

   LARGE CAP VALUE FUND
   LARGE CAP GROWTH FUND

   INTERNATIONAL EQUITY FUND
   SMALL CAP GROWTH FUND

   INTERMEDIATE GOVERNMENT FUND

   INTERMEDIATE INVESTMENT GRADE FUND

   INTERMEDIATE TAX-EXEMPT FUND

   INTERMEDIATE NEW YORK TAX-EXEMPT FUND
   S&P 500 INDEX FUND

   U.S. BOND MARKET INDEX FUND

   MONEY FUND

   TREASURY MONEY FUND

[LOGO] Hamilton Funds

INVEST WITH A TRUSTED LEADER

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton Funds for the year ended December 31, 2001. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance over the past year, and the strategies they are pursuing to achieve the Funds' investment objectives in 2002. We encourage you to read this report carefully and retain it for your records.

At the outset of 2001, the markets' tone was one of concern and caution, as the pace of economic activity slowed quite suddenly, and the outlook for corporate earnings dimmed. This downbeat atmosphere pressured stock valuations in the first quarter, though swift action from the Federal Reserve to reduce interest rates helped to boost confidence, allowing equities to rebound somewhat in the spring. As the summer wore on, however, hopes of recovery were not realized, and an air of pessimism again prevailed. Investors gravitated towards safer havens, such as fixed-income securities and value-oriented stocks, shunning investments that depended on future growth. The tragic events of September 11 only exacerbated investors' concerns about the prospects for the U.S. economy and, in the days immediately following the markets' reopening, stock valuations plummeted.

After bottoming in late September, however, investor confidence and stock valuations began to rebound, buoyed not only by the success of military efforts in Afghanistan and the lack of further terrorist incidents, but also by glimmers of hope with regard to the economy. This reawakening of optimism continued through the fourth quarter and, as investors began to anticipate an economic recovery, they became more willing to move out of their highly defensive postures. This allowed growth stocks -- and technology stocks in particular -- to regain some of the significant ground they had lost earlier in the year. Although significant questions remain unanswered, by year-end a consensus was emerging that economic growth should begin to reaccelerate around mid-2002.

For 2001, the S&P 500(R) Index of large-capitalization U.S. stocks returned
- 11.88%, with steep declines in the first and third quarters outweighing advances in the second and fourth. As the outlook for corporate earnings deteriorated and consumer confidence sank during the year, investors adopted a defensive posture, focusing on shorter-term security rather than longer-term growth potential. As a result, growth stocks underperformed their value-oriented brethren for most of the year. This trend shifted in the fourth quarter, however, as the economy began to show signs of recovery -- and as no new major terrorist threats emerged in the wake of September 11. Most of the industry sectors represented in the S&P 500(R) Index posted losses for the year overall, with information technology and utilities suffering the most. The two sectors posting the strongest returns, consumer discretionary and materials, were able to record modest gains for the year.

Small capitalization stocks significantly outperformed large capitalization stocks for the year. In contrast with the S&P 500(R) Index's double-digit loss, the Russell 2000 Index of small companies posted a gain of 2.49%. These smaller-company stocks also displayed the same trend of value-oriented issues outperforming growth stocks, with the Russell 2000 Growth Index posting a loss of 9.23% while the Russell 2000 Value Index recorded a gain of 14.02%.

International markets faced much the same situation as that in the U.S., with slowing economic growth and declining corporate earnings weighing heavily on stock prices. Virtually all major economies in Europe and Asia showed significant signs of slowing growth. In response to these troublesome conditions, virtually all global equity markets fell in value over the year. Reflecting international economic concerns, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index returned -21.21% for the year. Central banks worldwide sought to shore up sagging economies by cutting interest rates, though the European Central Bank proceeded at a slower pace than most of its counterparts, and Japan had essentially no room to move rates lower. As in the U.S., the fourth quarter saw many markets begin to rebound as investor confidence improved, at least tentatively. The U.S. dollar exhibited strength against the Japanese yen, British pound, and euro for most of 2001, though the values of the pound and euro showed signs of improvement late in the year. In another parallel with the U.S., international value stocks outperformed growth equities for most of the year, with growth stocks bouncing back in the fourth quarter.

The dominant factor in the fixed-income markets for the year was the Federal Reserve's aggressive series of interest rate cuts. The first of these efforts to help shore up the economy came at the very start of the year and by the time the year was finished there had been eleven cuts totaling 4.75 percentage points. The federal funds target rate, which began the year at 6.50%, ended 2001 at 1.75%, its lowest level in 40 years. These deep cuts had a pronounced effect on short-term interest rates, but had less impact on intermediate and longer yields with the result that the yield curve became quite steep. This was a notable turnaround from 2000, during which the yield curve had actually been inverted -- that is, short-term yields were higher than longer-term ones.

After a turbulent 2001, the economy appears to be poised for a recovery. After a year of massive monetary stimulus from the Federal Reserve, plus fiscal stimulus from Congress and the President, the outlook for corporate earnings is beginning to brighten. Such efforts typically take up to a year or more to begin having impact -- and indeed it appears in this case they have needed that much time to begin to work. Companies have made progress in cutting inventory levels, and capital spending, which has been an area of particular weakness, appears poised to reaccelerate later this year. Low energy prices and a benign rate of inflation constitute two more factors supporting an economic recovery in coming months. Although there are still some concerns about unemployment, the situation showed signs of stabilization late in the year. Consumer confidence proved resilient, and expectations for holiday spending, while modest, were met.

Even after the stock market's fourth-quarter resurgence, ample investor resources remain on the sidelines, parked in money-market accounts and other safe instruments. As the recovery proceeds and the outlook for corporate earnings becomes clearer, it is reasonable to assume that at least some of this money will come back into the equity markets. The current environment can present many opportunities for long-term investors.

The guiding philosophy underlying the ongoing management of the BNY Hamilton Funds is a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,
  /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  Of  Contents

Questions & Answers................... Page  5

BNY Hamilton Equity Income Fund
  Schedule of Investments.............      36
  Statement of Assets and Liabilities.      40
  Statement of Operations.............      40
  Statements of Changes in Net Assets.      41
  Financial Highlights................      42

BNY Hamilton Large Cap Value Fund
  Schedule of Investments.............      44
  Statement of Assets and Liabilities.      46
  Statement of Operations.............      46
  Statements of Changes in Net Assets.      47
  Financial Highlights................      48

BNY Hamilton Large Cap Growth Fund
  Schedule of Investments.............      49
  Statement of Assets and Liabilities.      51
  Statement of Operations.............      51
  Statements of Changes in Net Assets.      52
  Financial Highlights................      53

BNY Hamilton International Equity Fund
  Schedule of Investments.............      55
  Industry Diversification............      59
  Statement of Assets and Liabilities.      60
  Statement of Operations.............      60
  Statements of Changes in Net Assets.      61
  Financial Highlights................      62

BNY Hamilton Small Cap Growth Fund
  Schedule of Investments.............      64
  Statement of Assets and Liabilities.      68
  Statement of Operations.............      68
  Statements of Changes in Net Assets.      69
  Financial Highlights................      70

BNY Hamilton Intermediate Government Fund
  Schedule of Investments.............      72
  Statement of Assets and Liabilities.      76
  Statement of Operations.............      76
  Statements of Changes in Net Assets.      77
  Financial Highlights................      78

BNY Hamilton Intermediate Investment
 Grade Fund
  Schedule of Investments.............      80
  Statement of Assets and Liabilities.      88
  Statement of Operations.............      88
  Statements of Changes in Net Assets.      89
  Financial Highlights................      90

BNY Hamilton Intermediate Tax-Exempt Fund
  Schedule of Investments............. Page  92
  Diversification by State............      100
  Statement of Assets and Liabilities.      101
  Statement of Operations.............      101
  Statements of Changes in Net Assets.      102
  Financial Highlights................      103

BNY Hamilton Intermediate New York
 Tax-Exempt Fund
  Schedule of Investments.............      105
  Statement of Assets and Liabilities.      111
  Statement of Operations.............      111
  Statements of Changes in Net Assets.      112
  Financial Highlights................      113

BNY Hamilton S&P 500 Index Fund
  Schedule of Investments.............      115
  Statement of Assets and Liabilities.      126
  Statement of Operations.............      126
  Statements of Changes in Net Assets.      127
  Financial Highlights................      128

BNY Hamilton U.S. Bond Market Index
 Fund
  Schedule of Investments.............      129
  Statement of Assets and Liabilities.      134
  Statement of Operations.............      134
  Statements of Changes in Net Assets.      135
  Financial Highlights................      136

BNY Hamilton Money Fund
  Schedule of Investments.............   137
  Statement of Assets and Liabilities.   144
  Statement of Operations.............   144
  Statements of Changes in Net Assets.   145
  Financial Highlights................   146

Bny Hamilton Treasury Money Fund
  Schedule of Investments.............   149
  Statement of Assets and Liabilities.   151
  Statement of Operations.............   151
  Statements of Changes in Net Assets.   152
  Financial Highlights................   153

Notes to Financial Statements.........   156
Report of Ernst & Young LLP,
 Independent Auditors.................   169
Directors and Officers................   170

BNY Hamilton Equity Income Fund

An Interview with Robert Knott, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for equity income funds during 2001?
A. For most of the year, value stocks outperformed growth stocks, as investors concerned about the slowing economy and uncertain future turned to more defensive investments. Unlike many equity income funds, this Fund is managed with a core/growth approach, and therefore this market environment proved challenging.

   Although growth-oriented investments suffered for much of the year, they began to enjoy a resurgence in the fourth quarter. By that time, investors were becoming more confident of an economic recovery in the not-too-distant future, buoyed by a full year of aggressive interest-rate cuts from the Federal Reserve, tax cuts and lower energy prices.

Q. Given this context, how did the Fund perform?
A. The Fund returned -14.82% for Institutional Class Shares and -15.01% for Investor Class Shares/1/ for the year ended December 31, 2001. During this same period, the S&P 500(R) Index/2/ returned -11.88%.

Q. What factors accounted for the Fund's performance?
A. The Fund underperformed the broad market index primarily because of its growth orientation in a year that favored the value style of investing. The Fund was shielded somewhat from the market's volatility because of the above-average dividend income it provides. Its growth tilt did, however, place it behind the broader index and other equity income funds that have a strong value bias.

   Among the weakest-performing sectors in the portfolio were information technology and telecommunications. We worked steadily throughout the year to trim the Fund's exposure to information technology, bringing it down from 10.0% of assets at the beginning of 2001 to 2.31% by year-end. Our exposure to telecommunications stocks rose slightly during the year, however, as we added more traditional dividend-paying stocks to the portfolio, including Bell South and SBC Communications. While these holdings increased our overall weighting in telecom, such stocks offer greater stability than less-established stocks in the sector.

   Individual stocks that hurt performance included wireless network provider Vodafone, telecommunications equipment maker Nokia, El Paso Gas (a longtime utility holding), and oil service giant Schlumberger.

Q. What stocks performed well for the Fund? /3/
A. Among the stocks that made positive contributions to performance were home-improvement retailer Lowe's, broadcast station owner Radio One, chemical giant Monsanto, and retailers Target and Costco. Three real estate investment trust (REIT) holdings also boosted performance: Equity Residential, Archstone, and AMB Property.

Q. How did the portfolio's composition change during the past year?
A. Over the year, we significantly added to our holdings in consumer discretionary stocks, particularly in retail. We also increased our exposure to REITs. As noted above, these additions contributed positively for the year. We decreased the Fund's holdings in information technology stocks and utilities. An area where our exposure was generally unchanged was convertibles, which account for a little more than 20% of assets.

Q. What is your strategic outlook going forward?
A. Positive developments in the fourth quarter of 2001 have given us some cause for optimism. Although we are not projecting a roaring bull market in 2002, we anticipate a moderate advance in the market over the year. Such an environment should be positive for this Fund's performance, as its emphasis on current income can leave it lagging in a very strong market.

   The very low level of the federal funds rate leaves little room for the Federal Reserve to cut rates further. At this point, however, a recovery in the economy seems to be taking hold. Concerns that improving economic activity will lead to higher inflation will, in our opinion, prove to be unfounded. Among the factors helping to keep inflation at bay are low energy prices, and a lack of pricing power among many companies. On this basis, we expect the Federal Reserve to keep interest rates stable.

   Another risk in the outlook is the possibility of a double-dip recession, which could result if corporate earnings do not rebound and if consumers become more cautious in their spending. The impact of such a scenario on the equity markets would be negative--but at this point we do not believe it will come to fruition. We will, however, keep a vigilant eye on conditions and be prepared to respond accordingly should negative signs appear.

                                          Institutional Shares
                                       ---------------------------
                                        Cumulative  Average Annual
                       Period          Total Return  Total Return
                       ------          ------------ --------------
              1 Year..................   -14.82%       -14.82%
              5 Years/4/..............    48.35%         8.20%
              Since Inception
                (8/10/92)/4/..........   157.61%        10.59%

                                    [CHART]

             Equity Income Fund      S&P 500(R) Index
             ------------------      ----------------
8/10/1992         10,000                 10,000
7/31/1993         10,586                 10,868
7/31/1994         11,851                 11,434
7/31/1995         11,545                 14,416
7/31/1996         14,522                 16,805
7/31/1997         17,365                 25,546
7/31/1998         21,896                 30,489
7/31/1999         24,782                 36,669
7/31/2000         28,379                 35,943
7/31/2001         30,242                 38,624
12/31/2001        25,761                 35,106
--------

1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.
4 Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return for 5 years and since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992.

BNY Hamilton Large Cap Value Fund

An Interview with Charles Foley and George Baker, Managing Directors and Co-Portfolio Managers

Q. What factors influenced the investment environment for large-cap value stocks during 2001?
A. The economic slowdown that emerged in late 2000 had a pronounced impact on corporate profitability throughout 2001. As companies strove to reduce headcounts and other costs, the labor market deteriorated and consumer spending slowed dramatically. For most of the year, these conditions favored value-oriented stocks, as concerned investors turned to more conservative alternatives.

   While the terrorist attacks shocked an already beleaguered economy, stimulative monetary and fiscal policy actions were already in place by September 11. To combat the slowing economy, the Federal Reserve cut short-term interest rates 11 times over the course of the year by a total of
   4.75 percentage points. In addition, the President and Congress provided fiscal stimulus in the form of tax cuts and increased government spending in an effort to breathe life back into the economy. Because such actions take time to have impact, their effects only began to be felt later in the year.

   Despite these efforts, lending institutions began to report rising loan losses toward the end of the year. In addition, prices for oil and natural gas were weak, as the drop-off in economic activity cut demand for these products. On the positive side, these low commodity prices are one reason fears of inflation have so far not flared up.

Q. Given this context, how did the Fund perform?
A. The Fund returned -6.87% for Institutional Shares/1/ for the twelve-month period ended December 31, 2001. This represented significant outperformance relative to the broad-based S&P 500(R) Index/2/, which returned -11.88% for the same period.

Q. What factors contributed to the Fund's performance?
A. The Fund's outperformance relative to the S&P 500(R) Index can be attributed to the robust performance among a number of the portfolio's holdings in consumer-related stocks. These companies spanned a variety of industries. In addition, performance benefited from our opportunistic buying of fallen angels--that is, good-quality stocks whose prices were temporarily depressed. We took a gradual approach to investing available cash throughout the year.

Q. Which stocks performed well for the Fund? /3/
A. The Fund holdings that contributed positively to performance over the past year came, as we indicated before, from a wide range of industries. They included construction-materials manufacturer Florida Rock, personal and health-care products maker Johnson & Johnson, discount retailer Costco, lodging operator Fairmont Hotels and Resorts, and energy giant Phillips Petroleum. The performance of Phillips Petroleum was notable in a year in which energy holdings generally disappointed. A recovery in oil and gas commodity prices and, to a sharper degree, in energy-related stock prices, took place near year-end.

Q. How did the portfolio's composition change over the past year?
A. We made an initial commitment to the software industry by opportunistically buying Microsoft when it was out of favor earlier in the year. We introduced General Electric to our portfolio shortly after the terrorist attacks on the World Trade Center, when the company was selling at a value price. We made important and successful commitments to two retail names, Costco and Target. To make a play on the break-up of Canadian Pacific, we invested in Fairmont Hotels, one of the companies spun off from Canadian Pacific. We have added to this position since Fairmont began trading separately, and it has proven to be a successful investment.

Q. What is your strategic outlook going forward?
A. We believe the economy is on track for a moderate recovery in 2002. The Federal Reserve's interest rate cuts are stimulating the economy and consumer sentiment has shown signs of improvement. As the recovery takes hold, improvements in profits and capital spending should follow in due course. We anticipate the U.S. economy will experience about 2.5% to 3.0% real growth in Gross Domestic Product (GDP) in 2002. It also appears to us that corporate profits should recover by 15% or more.

   Long-term interest rates are likely to rise modestly during the course of the year as the economy strengthens, though we expect that short-term rates will remain low for a time, then move up toward year-end. We expect this overall environment to help make equities an attractive investment in 2002.

                                          Institutional Shares
                                       ---------------------------
                                        Cumulative  Average Annual
                      Period           Total Return  Total Return
                      ------           ------------ --------------
             1 Year...................    -6.87%        -6.87%
             Since Inception (4/28/00)    -8.57%        -5.20%

                 [CHART]

           Large Cap Value Fund  S&P 500(R) Index
           --------------------  ----------------
4/28/2000        10,000            10,000
6/30/00           9,679             9,734
9/30/2000         9,937             9,640
12/31/2000        9,817             8,885
3/31/2001         9,371             7,831
6/30/2001         9,600             8,289
9/30/2001         8,012             7,072
12/31/2001        9,143             7,829
--------

/1/ TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Advisor has agreed to limit the expenses of the Fund to 0.80% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.80% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was April 28, 2000.
/2/ The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
/3/  Portfolio holdings are subject to change.

BNY Hamilton Large Cap Growth Fund

An Interview with Co-Portfolio Managers, Charles Goodfellow, Vice President, and DeAnne Steele, Assistant Vice President

Q. What factors influenced the investment environment for large-cap stocks during 2001?
A. During 2001, the U.S. equity markets experienced what will be remembered as one of the most turbulent years in history. According to the National Bureau of Economic Research, the U.S. entered into a recession in March 2001, the result of an abrupt halt in capital spending related to the previous year's interest-rate hikes.

   In an effort to avert recession or at least lessen its severity, the Federal Reserve moved to ease monetary policy during the year, aggressively lowering short-term interest rates eleven times in 2001. While it seemed as though the recession might be mild, the markets suffered further setbacks in the aftermath of the tragic events of September 11, prolonging the downturn beyond our previous expectations. Although the final 2001 numbers are not in yet, it appears that the year's decline in corporate earnings will be one of the worst on record.

   The markets managed an impressive comeback in the fourth quarter of 2001, as improving economic conditions began to boost investor confidence. However, the rally was not enough to wipe out the losses suffered through most of the year. All in all, 2001 was one of the most challenging years ever for growth investors.

Q. Given this context, how did the Fund perform during the year?
A. The Fund returned - 24.49% for Institutional Class Shares and -24.63% for Investor Class Shares1 for the one-year period ended December 31, 2001. For the same period, the S&P 500(R) Index/2/ returned -11.88%.

Q. What factors contributed to the Fund's performance?
A. As recession concerns grew and corporate profits fell dramatically, the more defensive value investment style gained favor, significantly outperforming the growth style of investing we follow in managing this Fund. The Fund had full exposure to information technology and newer telecommunication companies. Both of these sectors significantly underperformed the broader market, and holdings such as Cisco, EMC, and Corning performed very poorly as their earnings fell dramatically. The weakness in these sectors overpowered returns from our holdings in better-performing areas such as materials, industrials, and selected health care stocks.

Q. Which of the Fund's holdings were the best performers? /3/
A. Six of our top ten holdings outperformed the S&P 500(R) Index for the year:
   Microsoft, Johnson & Johnson, Intel, Procter & Gamble, Citigroup, and Exxon Mobil. These companies offered strong fundamental qualities that gave them resilience despite the year's difficulties.

Q. What changes, if any did you make to the Fund's composition this year?
A. As we anticipated an economic recovery, we shifted assets to sectors that would be likely to benefit, such as consumer cyclicals (Home Depot, Costco, Omnicom), industrials (United Parcel Service, General Electric, Automatic Data Processing), and materials (DuPont). We reduced holdings in the pharmaceutical sector to take profits.

Q. What is your strategic outlook for the year ahead?
A. We expect an economic recovery to begin by mid-year, spurred by the massive monetary stimulus the Federal Reserve has provided through its interest cuts, the fiscal stimulus the President and Congress have offered, and low prices for the energy a resurgent economy will need. We also anticipate corporate earnings should rebound from the low levels they hit in 2001. In our assessment, all of these factors should lead to further improvement in equity prices, and we have positioned the Fund in accordance with our reasonably positive outlook.

                                  Institutional Shares
                               --------------------------
                                Cumulative  Average Annual
                       Period  Total Return  Total Return
                       ------  ------------ --------------
                      1 Year..    -24.49%       -24.49%
                      5 Years.     64.72%        10.49%
                      10 Years    205.11%        11.79%

                 [CHART]

             Large Cap Growth Fund      S&P 500(R) Index
             ---------------------      ----------------
12/31/1991         10,000                    10,000
12/31/1992         10,476                    10,768
12/31/1993         11,555                    11,845
12/31/1994         11,327                    12,001
12/31/1995         14,918                    16,498
12/31/1996         18,524                    20,299
12/31/1997         24,305                    27,075
12/31/1998         30,063                    34,813
12/31/1999         41,224                    42,134
12/31/2000         40,405                    38,296
12/31/2001         30,511                    35,473


1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund (''Commingled'') accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual total return for the 3 year, 5 year and 10 year periods would have been lower.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

BNY Hamilton International Equity Fund*

An Interview with Isabelle le Guay, Senior International Equity Portfolio
Manager

Q. What factors influenced the investment environment for international stocks during 2001?
A. Conditions in global equity markets presented challenges for investors throughout 2001, exacerbated by the tragic events of September 11. Since the year began, the international equity markets have been bracing for a tough investment environment in the face of slowing economic and earnings growth. The weakness apparent in the U.S. at the beginning of the year soon spread overseas, with virtually all major economies in Europe showing signs of a significant slowdown in growth. The story was much the same in Asia. By May, it was clear that the U.S. and the rest of the world were in danger of tipping into recession.

   Stocks reacted by falling nearly across the board. Virtually all major European markets finished the year with sharp losses, while Japan's Nikkei 225 Index traded at or near lows not seen in 17 years. In an effort to revive flagging growth, central banks worldwide moved to reduce interest rates throughout 2001. Unlike its counterparts, the European Central Bank until recently took a much slower approach to interest-rate cuts, compounding the European markets' disappointment.

   The deep value-oriented investment style, favored for much of 2000, extended into 2001 before the events of September 11 triggered sharply higher market volatility. Growth stocks began to perform better late in the year as investors began to anticipate economic improvement in 2002. The year ended with many markets on an upward trend, although Japan was a notable exception.

Q. Given this context, how did the Fund perform?
A. The BNY Hamilton International Equity Fund returned -25.20% for Institutional Class Shares and -25.12% for Investor Class Shares/1/ for the twelve-month period ended December 31, 2001. For the same period, the MSCI EAFE Index/2/ returned -21.21%.

Q. What accounted for the Fund's performance during the period?
A. The Fund's overall underperformance was mostly attributable to our stock selection in Europe. Our region/country allocation had a very minimal negative effect on returns, while our global sector and industry allocations had a positive effect on the Fund's relative performance.

   The Fund's Japanese holdings performed in line with the benchmark during the year, with our moderate outperformance during the second half of the year counterbalancing underperformance during the first half of the year. These contrasting movements reflect our disciplined investment stance. We strive to keep our distance from speculative movements on low-priced stocks, which some investors aggressively purchased during the first six months of the year.

Q. How did the Fund's composition change during 2001? /3/
A. Throughout the year, we made some significant changes in the Fund's asset allocation. During the first quarter, in view of what appeared to be improving prospects for the European economy relative to the slowing U.S., we increased our holdings in Europe from an underweighting to a neutral position. At the same time, we became concerned about the prospects for economic recovery in Japan, recognizing that the monetary authorities had limited flexibility to provide additional stimulus. These factors, combined with a deteriorating political context in the country, led us to reduce the previously overweighted position to an underweighting in Japan by the middle of the second quarter.

   We adopted a more defensive approach throughout the summer, bringing our sector weightings more closely in line with those of the benchmark. In particular, we trimmed our exposure to the volatile technology, media, and telecommunications stocks. We followed a similarly defensive tack with respect to the Fund's major regional exposures, bringing them closer to benchmark levels. Throughout the fourth quarter, we progressively moved away from this defensive stance, as we gained greater confidence in the resilience of the economic recovery that is widely anticipated to affect Europe around the middle of 2002. We have rebuilt an overweighting in Europe, largely by underweighting Japan.

Q. What is your outlook for the year ahead?
A. A number of factors inspire optimism after a difficult year. The European Central Bank, the Bank of England, and many other central banks worldwide have reduced short-term interest rates to encourage borrowing by consumers and businesses, helping to stimulate economic growth. After posting severe declines in September, global markets bounced back in the fourth quarter. Over the longer term, we believe the case for international investing remains compelling, and are encouraged by such positive structural changes as tax and pension reform in Europe.

   From a regional perspective, our strategy will likely include a progressive increase of our overweighted position in Europe, and a continued trimming of our already underweighted position in Japan. Although we believe that the new government of Prime Minister Koizumi may eventually institute structural reforms, in the near term such efforts will likely push Japan further into recession. At the same time, we will maintain a small overweight in the Pacific ex-Japan.

   In terms of the Fund's investment style, we believe the environment now argues for the outperformance of growth stocks relative to the value segment of the market for the next year. Such a trend has been already signaled by the markets' performance in October and November. This shift could benefit the Fund's performance on an absolute and relative basis.

                                          Institutional Shares
                                       ---------------------------
                                        Cumulative  Average Annual
                       Period          Total Return  Total Return
                       ------          ------------ --------------
              1 Year..................   -25.20%       -25.20%
              3 Year..................   -18.44%        -6.56%
              Since Inception (4/1/97)     5.35%         1.10%

                                    [CHART]

               International Equity Fund   MSCI EAFE Index
               -------------------------   ---------------
4/1/1997               10,000                 10,000
6/30/1997              11,330                 11,119
12/31/1997             10,690                 10,464
6/30/1998              12,460                 12,125
12/31/1998             12,917                 11,794
6/30/1999              13,278                 12,608
12/31/1999             18,530                 16,256
6/30/2000              16,226                 15,614
12/31/2000             14,085                 13,987
6/30/2001              11,921                 11,973
12/31/2001             10,535                 11,021

*  International investing involves increased risk and volatility.

1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual return for the 3 year, 5 year and since inception periods would have been lower. The inception date for BNY Hamilton International Equity Fund (Institutional Shares) was 4/1/97.

2 The MSCI EAFE Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in an index.

3  Portfolio holdings are subject to change.

BNY Hamilton Small Cap Growth Fund*

An Interview with John Lui, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for small-cap stocks during 2001?
A. 2001 was a difficult year for the markets due to both the economic slowdown and the tragic events of September 11. A slowing economy took its toll on corporate earnings and on projections for future profitability. As investors received this news, stock valuations fell--a situation that was exacerbated by the terrorist attacks. Major market indices dropped to new lows in the events' immediate aftermath, but in the fourth quarter, corporate fundamentals began to stabilize. Investors responded by jumping back into the equity markets and bidding up stock prices.

   The Federal Reserve acted decisively to stave off the economic slowdown by cutting short-term interest rates eleven times throughout the year. Although these actions did help to offset some of the negative sentiment surrounding the economy, their impact has not yet been fully felt throughout the economy (that can often take a year or more).

   Continuing a two-year trend, small cap stocks, as measured by the Russell 2000 Index, outperformed the larger-sized stocks of the S&P 500(R) Index. However, within both the small- and the large-cap sectors, investors concerned about the stalling economy preferred more defensive value stocks for most of the year, though growth regained favor during the fourth quarter. In a generally challenging environment for small-growth stocks, we continued to emphasize diversification in our portfolio of small companies, and to seek out opportunities where long-term growth rates appear to have been underestimated.

Q. Given this context, how did the Fund perform for the year?
A. For the year ended December 31, 2001, the Fund returned -11.69% for Institutional Class Shares and -11.90% for Investor Class Shares/1/, versus a 2.49% return for the Russell 2000 Index/2/ over the same period.

Q. What factors accounted for the Fund's performance in 2001?
A. The Fund's emphasis on growth-oriented stocks hurt its performance relative to the Russell 2000 Index, which includes a significant weighting in value-oriented stocks. Growth stocks tend to underperform value stocks during periods of economic uncertainty, when many investors adopt a more cautious, short-term approach. Our investment process, however, is centered on careful, bottom-up stock selection that is designed to help us identify attractive longer-term investment opportunities.

Q. What is your strategic outlook for 2002?
A. We believe that 2001 was a transitional year, with the Federal Reserve's aggressive easing of monetary policy and Congress' fiscal stimulus package laying the groundwork for what should become a moderate economic recovery in the months ahead. Our investment philosophy remains consistent: to seek out those stocks that appear likely to offer superior relative earnings strength. In the current economic environment, we believe that companies in the consumer, health care, financial, and energy sectors best fit this criteria. Consumer stocks should be poised to benefit early on in the economic recovery, while many stocks related to health care tend to hold relatively steady even in less-certain times. Financial stocks are positioned to benefit from low interest rates, while a recovering economy and increasing demand should buoy energy stocks.

   In addition, we are closely monitoring the information technology sector to look for signs of stabilization. Before we become more aggressive in this group, we will need to be able to identify specific catalysts or new products that may emerge to drive a recovery.

   We will continue to emphasize companies that dominate their market niche, as we believe such companies can offer visible, sustainable growth while also moderating risk. We also intend to maintain the Fund's broad diversification, which allows us to pursue a variety of opportunities while not tying our fortunes too closely to any single sector of the economy.

                                  Institutional Shares
                               --------------------------
                                Cumulative  Average Annual
                       Period  Total Return  Total Return
                       ------  ------------ --------------
                      1 Year..    -11.69%       -11.69%
                      5 Years.    102.66%        15.16%
                      10 Years    300.35%        14.87%


                    [CHART]

              Small Cap Growth Fund     Russell 2000 Index
                 --------------         ------------------
12/31/91             10,000                  10,000
12/31/92             10,588                  11,842
12/31/93             12,612                  14,080
12/31/94             12,570                  13,823
12/31/95             15,200                  17,755
12/31/96             19,755                  20,686
12/31/97             21,610                  25,314
12/31/98             23,315                  24,668
12/31/99             45,981                  29,912
12/31/00             45,334                  29,005
12/31/01             40,035                  27,094

* Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund (''Commingled'') accounts advised by The Bank of New York dating back to 12/31/90 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return for the 5 year and 10 year periods would have been lower.
2 The Russell 2000 Index is an unmanaged index, generally representative of the broad U.S. market of small-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton Intermediate Government Fund*

An Interview with William Baird, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for U.S. government bonds during 2001?
A. The Federal Reserve eased monetary policy 11 times during the year 2001 in response to a rapidly weakening economic environment, pushing the federal funds rate down to 1.75% by mid-November. The impact of the Federal Reserve's aggressive moves naturally was felt most at the short end of the Treasury yield curve, while longer-maturity Treasurys did not participate significantly despite their dwindling supply. The 10-year Treasury yield started 2001 at 5.11%, and ended the year just slightly lower at 5.05%. Yields on Treasurys with maturities longer than 10 years were unchanged to slightly higher.

   In contrast, the yield on the two-year Treasury declined by more than two percentage points. At year-end, the overall interest-rate environment suggested that the Federal Reserve might be close to ending its year-long effort to shore up the economy by cutting rates. Supporting this view were indications of an improvement in activity in some business sectors.

Q. Given this context, how did the Fund perform?
A. For the twelve-month period ended December 31, 2001, the Fund returned 6.99% for Institutional Class Shares and 6.62% for Investor Class Shares.1 For the same period, the Lehman Brothers Intermediate Government Bond Index2 returned 8.42%.

Q. What strategies accounted for the Fund's performance?
A. The Fund's performance trailed the Lehman Intermediate Government Index for the year largely because of challenges it faced during the fourth quarter. This quarter was a period of significant volatility in the government markets, and was especially damaging to the returns of the mortgage securities that comprise the bulk of the Fund's holdings. Generally, mortgage securities provide a source of high quality yield. However, the mortgage market was hit by fears of accelerating prepayments (the result of record mortgage refinancing activity) during the November lows in Treasury yields, and was also hurt a few weeks later when rates rose sharply, driving bond prices down.

   The Fund's performance suffered somewhat from the severe steepening of the Treasury yield curve. We maintained an underweighting in shorter maturities, which was where rates declined the most.

Q. Which of the Fund's holdings were the best performers?
A. Shorter-maturity Treasury and agency securities had the best total return performance in the government sector.

Q. What changes were made to the Fund's composition?
A. We reduced the Fund's mortgage holdings somewhat in the wake of their outperformance in the first half of the year. We effected this change by investing the proceeds from mortgage-bond prepayments into agency and Treasury securities, and by selective selling. Mortgages' weighting in the portfolio declined from about 57% of assets at the beginning of the year to just about half by year-end.

Q. What is your outlook for the year ahead?
A. We anticipate a year of reasonable performance from the fixed-income markets in 2002. The market widely anticipates that the Federal Reserve may begin to raise rates again around the middle of the year, and such an assumption is already reflected in bond prices. Therefore, if the Federal Reserve does make such a shift, the negative impact on the bond market could be muted. Indeed, the market seems ready to return to a state of lower volatility. In this environment, we believe mortgages should reverse the poor results they posted in the fourth quarter of 2001, and be a strong performer among investment-grade bonds.

                                            Institutional Shares
                                            --------------------
                                          Cumulative  Average Annual
                       Period            Total Return  Total Return
                       ------            ------------ --------------
            1 Year......................     6.99%         6.99%
            5 Years/3/..................    36.72%         6.45%
            Since Inception (8/10/92)/3/    67.58%         5.65%

                                    [CHART]

                 Intermediate          Lehman Bros. Intermediate
               Government Fund              Government Index
               ---------------              ----------------
8/10/92            10,000                        10,000
7/31/93            10,051                        10,818
7/31/94            10,857                        10,918
7/31/95            10,296                        11,834
7/31/96            11,882                        12,450
7/31/97            12,257                        13,517
7/31/98            13,220                        14,439
7/31/99            14,210                        15,024
7/31/00            14,106                        15,801
7/31/01            15,663                        17,444
12/31/01           16,758                        17,954

* U.S. Government Guarantees apply only to the underlying securities of the Fund's portfolio and not the funds shares.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.
3 Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return for 5 years and since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

BNY Hamilton Intermediate Investment Grade Fund

An Interview with Terence McCormick and Paul Pertusi, Vice Presidents and Co-Portfolio Managers

Q. What factors influenced the investment environment for investment-grade bonds during 2001?
A. The Federal Reserve lowered the federal funds target rate by 4.75 percentage points over the year, which set the tone for the fixed income markets in 2001. The Federal Reserve's aggressive cuts caused the yield curve to steepen dramatically over the year, as the yield on shorter maturity Treasurys fell sharply while those of longer maturity Treasurys changed little. Short Treasury yields were also pushed lower by a flight to quality, as investors wary of the slowing economy moved away from equities and into relatively safer assets.

   For most of the year, the Federal Reserve's moves were driven by concerns about a slowdown in the U.S. economy. The tragic events of September 11 provided further motive, with the Federal Reserve acting decisively to inject liquidity in the marketplace to help restore confidence in the wake of the terrorist attacks. Rates moved lower in the two months following the attacks. When economic data became slightly more positive in November and December, however, the Treasury market experienced a fairly dramatic sell-off, and corporate spreads tightened even further. As the year came to a close, bond prices began to reflect the assumption that an economic recovery would occur in mid-2002.
Q. Given this context, how did the Fund perform?
A. The Fund provided a total return of 7.21% for Institutional Class Shares and 6.95% for Investor
   Class Shares/1/ for the year ended December 31, 2001. In comparison, the Lehman Brothers Intermediate Government/Credit Index/2/ returned 8.98% for the same period.

Q. What factors accounted for the Fund's performance?

A. A collapse among high-yield telecommunications bonds had the greatest negative impact on the Fund's performance during 2001, as many issuers in this sector came under considerable pressure due to concerns about their ability to continue to raise new capital. Our holdings in this sector detracted approximately 1.50 percentage points from the Fund's total return for the year. Given that the Fund lagged the Lehman Brothers Intermediate Government/Credit Index by 1.77 percentage points in 2001, the remainder of the portfolio did quite well for the year. Our expectations for recovery and a flattening yield curve did not develop, as the recession was deeper than we had forecast. Consequently, the Fund's relative performance was much stronger during the second half of the year.
   We actively worked to diversify the Fund across fixed-income asset classes to help mitigate volatility. We were also able to avoid the credit blow-ups that hit the investment-grade market in 2001. Most notably, we sold our entire position in Enron four months before investors became aware of the company's difficulties. We chose to sell the bonds because we were uncomfortable with the firm's business strategy, and at the time of our sale, we received more than par value for the bonds.

Q. Which of the Fund's holdings were the best performers?
A. Most of the Fund's investment-grade corporate bonds performed extremely well in 2001. Our mortgage-backed holdings fared well, particularly given the volatility that market experienced throughout the year. We generally favored asset-backed, mortgage-backed, and corporate bonds (so-called spread product) for the entire year, which significantly aided the Fund's performance relative to its benchmark.

Q. What changes, if any, did you make to the Fund's composition this year?
A. We increased the Fund's exposure to the mortgage-backed sector, as we worked to increase yield while maintaining a high overall credit quality. We also shifted the Fund's Treasury exposure to overweight longer maturities and underweight the short end of the yield curve, which should prove beneficial as the Federal Reserve approaches the end of its easing cycle. We fully expect that economic recovery will occur sooner rather than later in 2002, so we have positioned the Fund somewhat defensively.

Q. What is your outlook for the year ahead?
A. Looking forward, we expect that the federal funds rate will remain at a very low level for several months. In a less volatile environment, we believe mortgage-backed and agency debt should outperform, and intend to add to our positions in these sectors. We believe that interest rates should be higher by the end of the year, with the short end of the yield curve likely to suffer the most damage as the yield curve flattens. The Federal Reserve may well consider raising the federal funds rate during the second half of 2002.

                                          Institutional Shares
                                       --------------------------
                                        Cumulative  Average Annual
                       Period          Total Return  Total Return
                       ------          ------------ --------------
              1 Year..................     7.21%         7.21%
              5 Years.................    35.69%         6.29%
              10 Years................    81.25%         6.12%

                                    [CHART]

            Intermediate Investment        Lehman Bros. Intermediate
                   Grade Fund               Government/Credit Index
            -----------------------        --------------------------
12/31/91            10,000                          10,000
12/31/92            10,621                          10,717
12/31/93            11,642                          11,659
12/31/94            11,053                          11,434
12/31/95            13,119                          13,188
12/31/96            13,357                          13,722
12/31/97            14,450                          14,802
12/31/98            15,687                          16,049
12/31/99            15,456                          16,111
12/31/00            16,905                          17,738
12/31/01            18,125                          19,614
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund (''Commingled'') accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.

BNY Hamilton Intermediate Tax Exempt Fund*

An Interview with Jeffrey Noss, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for municipal bonds during 2001?
A. The year 2001 was characterized by aggressive easing from the Federal Reserve, as it sought to address a weakening economy in which there appeared to be little risk of inflation. During the year, there was a substantial supply of new municipal bond issuance, which was met with balanced institutional and retail demand. The yield curve steepened, bond prices rose, and yields declined for virtually the entire year. During the last six weeks of the year, however, we saw a brutal reversal that was the result of both profit-taking and investors' second thoughts about the economy's weakness. In most years, performance correlates directly with maturity length, but the opposite was true in 2001. For the year, the strongest performance was found in the two- to three-year maturity range, while the weakest returns came in the thirty-year range. The Federal Reserve's active role in reshaping the yield curve was a major factor driving this phenomenon.

Q. Given this context, how did the Fund perform?
A. The Fund offered competitive performance for the one-year period ended December 31, 2001, posting a total return of 4.58% for Institutional Class Shares and 4.32% for Investor Class Shares/1/. In comparison, the Lehman Brothers Five-Year General Obligation Municipal Bond Index/2/ returned 5.98%.

Q. What strategies accounted for the Fund's performance during 2001?
A. Throughout the year we favored a structure that was oriented toward higher-quality, non-callable premium coupon issues. As the market strengthened, this class of bonds provided excess returns. With more than 50% of the Fund's holdings in the three- to seven-year maturity range, the Fund also benefited from the steeping yield curve, which helped to push prices higher. However, the sharp spike in yields at year-end, which was focused in the intermediate part of the yield curve, dampened the Fund's results, causing it to underperform its Index for the year.

Q. Which of the Fund's holdings were the best performers?
A. The best-performing part of the municipal yield curve was the short end--that is, bonds with an average maturity of three years or shorter. Also, as might be expected, non-callable bonds in this maturity range performed better than callable paper.

Q. How did the portfolio's composition change during the year?
A. With the peak in credit quality for the municipal market apparently past, we continued to concentrate primarily on the highest levels of investment-grade securities. As yields continued to drop, we took several positions in premium bonds with short-call provisions, which have defensive characteristics in down markets. This approach somewhat mitigated the weak price performance at year-end.

Q. What is your strategic outlook for 2002?
A. We expect inflation to remain low, with economic recovery emerging in the first half of the year. The Federal Reserve will likely not play as major a role in reshaping the yield curve as it did in 2001, but price volatility is also more likely to be muted.

   Supply will probably match demand well, creating technical firmness with credit quality under some pressure as state and local governments deal with budget gaps resulting from recessionary conditions.

                                          Institutional Shares
                                       ---------------------------
                                        Cumulative  Average Annual
                       Period          Total Return  Total Return
                       ------          ------------ --------------
              1 Year..................     4.58%        4.58%
              5 Years.................    25.15%        4.59%
              10 Years................    61.80%        4.93%

                                    [CHART]

           Intermediate Tax-Exempt Fund  Lehman Bros. 5 Yr G.O. Muni Bond Index
           ----------------------------  --------------------------------------
12/31/91               10,000                          10,000
12/31/92               10,703                          10,743
12/31/93               11,609                          11,661
12/31/94               11,189                          11,500
12/31/95               12,469                          12,837
12/31/96               12,929                          13,430
12/31/97               13,716                          14,301
12/31/98               14,454                          15,137
12/31/99               14,155                          15,245
12/31/00               15,472                          16,417
12/31/01               16,180                          17,840

* The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal altenative minimum tax.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund (''Commingled'') accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.

BNY Hamilton Intermediate New York Tax Exempt Fund*

An Interview with Colleen M. Frey, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for your Fund during 2001?
A. There were two dominating events in 2001: the Federal Reserve's aggressive rate cuts and the attacks on the World Trade Center on September 11. The economic fallout resulting from the attacks and fears of further terrorist acts erased any hope that the U.S. economy would avert a recession. The Federal Reserve lowered rates four more times following September 11, bringing the federal funds rate to a historically low level of 1.75%.

   New issue volume for 2001 was the second-highest on record for the municipal bond market. The total value of new bond issuance was $286 billion, 43% more than in 2000. This high level of issuance was driven in part by the low interest-rate environment, which allowed issuers to refinance higher-cost debt. Another factor was state and local governments' need to borrow for capital projects, as the healthy budget surpluses of the previous years withered.

Q. Given this context, how did the Fund perform?
A. The Fund's total return was 4.77% for the Institutional Class Shares and 4.51% for the Investor Class Shares/1/ for the year ended December 31, 2001. These returns were behind those of the Lehman Brothers
   Five-Year General Obligation Municipal Bond Index/2/, which ended the year with a return of 5.98%.

Q. What specific factors accounted for the Fund's performance?
A. While falling short-term interest rates and the steepening yield curve had a positive influence on the Fund's performance, their impact was more pronounced on the Lehman Brothers Index. The bonds making up that benchmark are concentrated in the four- to six-year maturity range, an area that benefited more fully from declining short-term rates. In contrast, the Fund has an overall longer maturity structure, with investments made across the yield curve.

   The Fund's relative performance was also hampered when the market for New York municipal bonds modestly underperformed relative to the broader market in the aftermath of the terrorist attacks on the World Trade Center. Spreads widened on those issuers most deeply affected by the attacks, including New York State, New York City, and their respective agencies, as well as the Port Authority of New York and New Jersey, Battery Park City Authority, and Housing New York Corp. Some of these issuers are represented in the Fund.

Q. Which of the Fund's holdings were the best performers?
   Compared with where we started the year, yields on bonds with maturities of seven years and shorter declined, while yields on bonds with ten-year and longer maturities rose. The performance of bonds in the Fund reflected the steep decline in short-term rates, as the one- to seven-year positions in the portfolio had the best performance.

Q. What changes, if any, did you make to the Fund's composition this year?
A. Activity in the Fund essentially took two forms in 2001. Early in the year, we took profits in low-coupon positions that we had purchased at substantial discounts from their face value. We then reinvested the proceeds in higher-coupon, premium issues.

   As the yield curve steepened throughout the year, we sold some of our short to intermediate positions that had performed well, and increased our holdings in the 10- to 15-year portion of the yield curve, a range in which rates did not decline as much as at the shorter end. Our weighting in this range increased to 27.5% by year-end, up from 21.6% at the end of last year. The Fund ended the year with an average maturity of 6.6 years and a duration of 5.2 years, up from 6.0 and 4.9 years, respectively, at the end of 2000.

Q. What is your strategic outlook for the year ahead?
A. We believe the Federal Reserve is near the end of the cycle of aggressive rate cuts it began one year ago. While monetary and fiscal stimulus should begin to have a positive effect on the economy in the year ahead, it appears the environment will continue to be challenging for state and local governments that are experiencing budget pressures. More issuers are likely to be put on credit watch, and spreads between quality sectors may widen.

   Diversification has always been a cornerstone of our investment philosophy. The events of September 11, as well as the confirmation that the U.S. economy has been in a recession since March, served to reinforce the benefits of this approach. While New York State and New York City and their agencies are the largest issuers in the New York market, the Fund holds debt of 28 separate issuers.

                                          Institutional Shares
                                       ---------------------------
                                        Cumulative  Average Annual
                       Period          Total Return  Total Return
                       ------          ------------ --------------
              1 Year..................     4.77%        4.77%
              5 Years/3/..............    25.82%        4.70%
              Since Inception
                (8/10/92)/3/..........    53.35%        4.65%


                                    [CHART]

              Intermediate New York                 Lehman Bros. 5 Yr
                 Tax Exempt Fund                  G.O. Muni Bond Index
                 ----------------                 ---------------------
 8/10/92             10,000                              10,000
 7/31/93             10,118                              10,657
 7/31/94             10,926                              10,927
 7/31/95             10,510                              11,752
 7/31/96             11,779                              12,296
 7/31/97             12,188                              13,215
 7/31/98             12,967                              13,854
 7/31/99             13,655                              14,351
 7/31/00             13,470                              14,961
 7/31/01             14,636                              16,260
12/31/01             15,335                              16,432

* The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. The geographical concentration of portfolio holdings in this fund may involve increased risk.
1 Total return figures include change in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.
3 Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return for 5 years and since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This volunary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

BNY Hamilton S&P 500 Index Fund*

An Interview with Kurt Zyla, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for large-cap stocks during 2001?
A. The investment environment for the large-cap stocks of the S&P 500(R) Index was a difficult one. The Index has a substantial tilt toward growth, and that area of the marketplace did not do well for a significant portion of the year, as investors grew increasingly concerned about the potential for a recession--concerns that were heightened by the terrorist attacks of September 11 and their immediate aftermath. However, in the fourth quarter, information technology and consumer discretionary stocks were up significantly, suggesting that equity markets may be preparing to turn the corner.

Q. Given this context, how did the Fund perform for the period?
A. The Fund closely tracked the risk and return characteristics of its benchmark, returning -12.44% for Institutional Class Shares/1/ for the year ended December 31, 2001, compared with a -11.88% return for the S&P 500(R) Index/2/ for the same period.

Q. What changes were made to the portfolio's composition?
A. The Fund's straight replication approach, combined with efficient trading of all index adjustments that occurred throughout the year, allowed its performance to stay very close to that of the S&P 500(R) Index. Changes to the S&P 500(R) Index were relatively moderate for the year, with only 30 changes over the 12 months. This was just a little more than half the pace seen in 2000.

Q. What is your strategy going forward?
A. Consistent with the Fund's mandate, we will continue to follow a passive strategy designed to replicate the investment composition, risk profile, and performance of the S&P 500(R) Index.

                                          Institutional Shares
                                       ---------------------------
                                        Cumulative  Average Annual
                      Period           Total Return  Total Return
                      ------           ------------ --------------
             1 Year...................   -12.44%       -12.44%
             Since Inception (4/28/00)   -20.08%       -12.49%

                                    [CHART]

               BNY Hamilton S&P 500 Index Fund      S&P 500(R) Index
               -------------------------------      ----------------
4/28/00                   10,000                         10,000
6/30/00                   10,041                         10,036
9/30/00                    9,951                          9,640
12/31/00                   9,128                          9,161
3/31/01                    8,030                          8,075
6/30/01                    8,493                          8,547
9/30/01                    7,241                          7,292
12/31/01                   7,992                          8,072

* The performance of the Fund is expected to be lower than that of the S&P 500(R) Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden and severe price declines.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Advisor has agreed to limit the expenses of the Fund to 0.35% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.35% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was April 28, 2000.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton U.S.Bond Market Index Fund*

An Interview with William Baird, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for U.S. bonds during 2001?
A. The Federal Reserve cut the federal funds target rate eleven times during the year, easing monetary policy in response to a rapidly weakening economic environment. The terrorist attacks in September contributed to the Federal Reserve's decision in mid-November to push the federal funds rate down to 1.75%, its lowest level in many years. Not surprisingly, the impact of the aggressive Federal Reserve moves was felt most on the short end of the Treasury yield curve, while longer-maturity Treasurys did not experience significantly lower yields despite dwindling supply.

   The yield on the 10-year Treasury started the year at 5.11%, and despite the Federal Reserve's rate cuts, it ended 2001 just slightly lower, at 5.05%. Treasurys with even longer maturities saw their yields go unchanged or even move slightly higher by year-end. In contrast, the yield on two-year Treasurys fell by more than two full percentage points. At year-end, it appeared that the Federal Reserve might be close to ending its year-long campaign of easing interest rates. While the inflation picture remains benign, recent economic data that reflect improving activity in some sectors support this market view. A significant level of uncertainty concerning the recovery does still remain, however.

Q. Given this context, how did the Fund perform?
A. The U.S. Bond Market Index Fund is designed to track the risk and return characteristics of its benchmark, the Lehman Brothers Aggregate Bond Index. The Fund returned 8.07% for Institutional Class Shares/1/ for the twelve months ended December 31, 2001. For the same period, the Lehman Brothers Aggregate Bond Index/2/ returned 8.42%.

Q. Which of the Fund's holdings were the best performers?
A. Shorter maturity Treasury and agency securities had the best total return performance in the government sector.

Q. What changes were made to the Fund's composition?
A. The U.S. Bond Market Index Fund is designed to track the risk and return characteristics of its benchmark, the Lehman Brothers Aggregate Bond Index, and therefore its composition is managed to reflect that of the Index. During the year, the Index's Treasury component declined in favor of corporate and mortgage securities, and we shifted the Fund's composition accordingly.

Q. What is your outlook for the year ahead?
A. We believe the fixed income markets should present investors with a reasonable return in the coming year. At this point, bond prices already reflect the likely shift in Federal Reserve policy away from cutting interest rates. Therefore, even if the Federal Reserve does move to raise rates in the second half of the year, as many expect, there may not be a sell-off in the bond market. Indeed, the market appears ready to return to a state of lower volatility. Our strategy in the Fund will be to continue pursuing a passive strategy designed to provide returns that closely track the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.

                                          Institutional Shares
                                       ---------------------------
                                        Cumulative  Average Annual
                      Period           Total Return  Total Return
                      ------           ------------ --------------
             1 Year...................     8.07%         8.07%
             Since Inception (4/28/00)    18.02%        10.37%

                                    [CHART]

             BNY U.S. Bond Market Index Fund   Lehman Bros. Aggregate Bond Index
             -------------------------------   ---------------------------------
4/28/00                    10,000                          10,000
6/30/00                    10,168                          10,203
9/30/00                    10,470                          10,511
12/31/00                   10,921                          10,951
3/31/01                    11,221                          11,283
6/30/01                    11,275                          11,346
9/30/01                    11,788                          11,870
12/31/01                   11,802                          11,875

* The performance of the Fund is expected to be lower than that of the Lehman Brothers Aggregate Bond Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden and severe price declines.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Advisor and sub-administrator have agreed to limit the expenses of the Fund to 0.35% of its average daily net assets. The Advisor and sub-administrator have agreed to waive a portion of their fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.35% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was April 28, 2000.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.

BNY Hamilton Money Fund*

An Interview with Richard Klingman, Vice President and Portfolio Manager

Q. What factors influenced the money markets during 2001?
A. In January 2001, the Federal Reserve embarked upon an aggressive campaign to re-stimulate the U.S. economy, making the first move to lower the target federal funds rate from the 6.50% level it had been for most of 2000. By December 31, 2001, in response to the increasingly negative economic news and the global ramifications of the September 11 tragedy, the Federal Reserve had pushed the target federal funds rate down 475 basis points to 1.75%. Money market rates reflected this downward movement and the entire short-term yield curve shifted dramatically lower in response to both the aggressive easing of monetary policy and the build-up of cash that resulted as investors sought a relative safe haven during turbulent times.

Q. Given this context, how did the BNY Hamilton Money Fund perform?
A. Hamilton Shares of the Fund posted a total return of 4.09%, Premier Shares returned 3.83%, and Classic Shares returned 3.57%/1/ for the twelve-month period ended December 31, 2001. The seven-day current and the 30-day effective yields for the twelve-month period ended December 31, 2001 were 1.96% and 2.03%, respectively for the Hamilton Shares; 1.71% and 1.78% for the Premier Shares; and 1.46% and 1.53% for the Classic Shares/2/.

   During this period, the Fund's assets grew significantly, increasing $1 billion, or 17%. As of December 31, 2001, the Fund had a total asset size of more than $6.9 billion.

Q. What accounted for the Fund's performance?
A. The Fund seeks to achieve a competitive yield with an emphasis on safety and liquidity. For this reason, we invest in a variety of instrument types in various sectors over the short-term yield curve, while at the same time providing a significant overnight base of liquidity and a steady stream of maturities.

   We are extremely focused on the quality of our investments and the Fund has earned both an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Services. These ratings signify that the Fund's safety is excellent and that it has superior capacity to maintain its $1.00 net asset value per share, although there is no guarantee that it will do so.

Q. How was the Fund weighted?
A. The Fund remained broadly diversified with exposure to various fixed- and variable-rate money market securities, including top-rated commercial paper 38.4%, bank deposits 20.2%, repurchase agreements 19.7%, corporate bonds and notes 3.1%, U.S. government and agency securities 15.8%, and Treasury Bills/Notes 2.8%. The weighted average maturity (WAM) of the Fund was 50 days as of December 31, 2001.

Q. What is your strategic outlook going forward?
A. We believe the Federal Reserve is near the end of its easing cycle. With the target federal funds rate now at 1.75%, there is very little room for the Federal Reserve to take further monetary action should additional economic stimulus be required.

   More importantly, there have been increasingly positive indications that the dramatic actions by the Federal Reserve in 2001 have begun to re-stimulate the economy. There are encouraging signs of recovery in consumer confidence, initial jobless claims, housing starts and durable goods, giving greater credence to the anticipated recovery. The strength of such a recovery will dictate when and to what degree monetary policy would shift from a neutral to a tightening posture.




* An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
1 Total return figures include change in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.
2  Yields will fluctuate with changes in market conditions.

BNY Hamilton Treasury Money Fund*

An Interview with Richard Klingman, Vice President and Portfolio Manager

Q. What factors influenced Treasury securities during 2001?
A. In 2001, there was a dramatic downward shift in short-term Treasury rates due to the Federal Reserve's aggressive reduction in the target federal funds rate, a sharp cut-back in the issuance of Treasury securities, and a significant level of cash seeking a safe haven in the turbulent market environment. The target federal funds rate, which began the year at 6.50%, fell 475 basis points, ending 2001 at 1.75%. As the economy slowed, the six-month U. S. Treasury Bill declined from 5.75% to 1.75% over the same period.

Q. Given this context, how did the BNY Hamilton Treasury Money Fund perform?
A. Hamilton Shares of the Fund posted a total return of 3.94%, Premier Shares returned 3.68%, and Classic Shares returned 3.42% for the twelve-month period ended December 31, 2001./1/ The seven-day current and the 30-day effective yields for the twelve-month period ended December 31, 2001 were 1.83% and 1.86%, respectively, for the Hamilton Shares, 1.58% and 1.61% for the Premier Shares, and 1.33% and 1.36% for the Classic Shares/2/. During 2001, the Fund's assets grew significantly, increasing by roughly $200 million since December 31, 2000 to approximately $1.6 billion.

Q. What are your goals in managing the Fund?
A. The BNY Hamilton Treasury Money Fund is designed to provide the potential for high current income while preserving investors' capital and maintaining a very high level of liquidity. As a result, the Fund invests solely in securities issued or collateralized by U. S. Treasury obligations.

   Our emphasis on quality has earned the Fund an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Services. These ratings signify that the Fund's safety is excellent and that it has superior capacity to maintain its $1.00 net asset value per share, although there is no guarantee that it will do so.

Q. How was the Fund weighted?
A. The Fund remained weighted toward liquidity, with overnight U.S. Treasury-backed repurchase agreements representing 53.0% of assets, Treasury Notes/Bonds equaling 10.8% and Treasury Bills representing the remaining 36.2%. The Fund's weighted average maturity WAM was lengthened from 27 days at the end of 2000 to 39 days by December 31, 2001, to reflect the change in the investment environment.

Q. What is your outlook for 2002?
A. We are cautiously optimistic with regard to the outlook for the U.S. economy in 2002 and expect to see relatively stable short-term Treasury rates in the months ahead. Although economic growth rates are not anticipated to rebound to the levels of the late 1990's, investors' perception of economic recovery should put some moderate upward pressure on interest rates as the year progresses.

   We believe we may be nearing the end of the Federal Reserve's easing cycle, although we do not anticipate that the Federal Reserve will move to raise interest rates until the second half of the year. We will, of course, continue to monitor economic conditions closely, as we seek to provide a competitive yield consistent with liquidity and capital preservation, by identifying investments that offer significant relative value.


* An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
1 Total return figures include change in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.
2  Yields will fluctuate with changes in market conditions.

         BNY Hamilton Equity Income Fund

         Schedule of Investments

         December 31, 2001

 Number of
  Shares                                   Value
-----------                             ------------
               Common Stocks--77.1%
               Agriculture--1.5%
    200,000    Monsanto Co............. $  6,760,000
                                        ------------
               Banking and Finance--6.6%
     75,000    J.P. Morgan Chase & Co..    2,726,250
    330,000    Mellon Financial Corp...   12,414,600
    135,000    Northern Trust Corp.....    8,129,700
    150,000    Wells Fargo & Co........    6,517,500
                                        ------------
                                          29,788,050
                                        ------------
               Beverages, Food and Tobacco--1.6%
    150,000    PepsiCo, Inc............    7,303,500
                                        ------------
               Communications Equipment
               and Systems--0.9%
    160,000    Nokia Corp. ADR.........    3,924,800
                                        ------------
               Communications, Media and
               Entertainment--3.1%
    166,300    Clear Channel
               Communications, Inc.*...    8,466,333
    128,280    Viacom, Inc., Class B*..    5,663,562
                                        ------------
                                          14,129,895
                                        ------------
               Computer Services--1.5%
    100,000    Electronic Data Systems
               Corp....................    6,855,000
                                        ------------
               Computers--Micro--1.7%
     50,000    International Business
               Machines Corp. (IBM)....    6,048,000
    150,000    Sun Microsystems, Inc.*.    1,845,000
                                        ------------
                                           7,893,000
                                        ------------
               Conglomerates--2.0%
    225,000    General Electric Co.....    9,018,000
                                        ------------

 Number of
  Shares                                      Value
-----------                                ------------
               Common Stocks (Continued)
               Data Processing Systems--3.0%
    100,000    Automatic Data Processing,
               Inc........................ $  5,890,000
    100,000    First Data Corp............    7,845,000
                                           ------------
                                             13,735,000
                                           ------------
               Electronic Equipment and
               Components--2.0%
    120,000    Emerson Electric Co........    6,852,000
     75,000    Texas Instruments, Inc.....    2,100,000
                                           ------------
                                              8,952,000
                                           ------------
               Financial Services--3.6%
    135,000    Fannie Mae.................   10,732,500
     50,000    Merrill Lynch & Co., Inc...    2,606,000
     50,000    Morgan Stanley Dean Witter
               & Co.......................    2,797,000
                                           ------------
                                             16,135,500
                                           ------------
               Health Care Products and Services--5.7%
     80,000    Cardinal Health, Inc.......    5,172,800
    260,000    Johnson & Johnson..........   15,366,000
    100,000    Medtronic, Inc.............    5,121,000
                                           ------------
                                             25,659,800
                                           ------------
               Household and Personal Care
               Products--1.8%
    140,000    Colgate-Palmolive Co.......    8,085,000
                                           ------------
               Insurance--1.5%
     60,000    American International
               Group, Inc.................    4,764,000
     55,000    Prudential Financial, Inc.*    1,825,450
     10,000    The Principal Financial
               Group, Inc.*...............      240,000
                                           ------------
                                              6,829,450
                                           ------------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         December 31, 2001

 Number of
  Shares                                        Value
-----------                                  ------------
               Common Stocks (Continued)
               Manufacturing--1.8%
     70,000    Minnesota Mining and
               Manufacturing Co. (3M)....... $  8,274,700
                                             ------------
               Oil and Gas--6.6%
    100,000    BP PLC ADR...................    4,651,000
     50,000    El Paso Corp.................    2,230,500
    260,000    Exxon Mobil Corp.............   10,218,000
    100,000    Schlumberger Ltd.............    5,495,000
    100,000    Total Fina Elf SA ADR........    7,024,000
                                             ------------
                                               29,618,500
                                             ------------
               Pharmaceuticals--3.2%
    150,000    Bristol-Myers Squibb Co......    7,650,000
    175,000    Pfizer, Inc..................    6,973,750
                                             ------------
                                               14,623,750
                                             ------------
               Public Facilities--1.9%
    157,675    Vivendi Universal SA ADR.....    8,481,338
                                             ------------
               Real Estate Investment Trusts--14.8%
    100,000    AMB Property Corp............    2,600,000
    200,000    Archstone-Smith Trust........    5,260,000
    140,000    Avalonbay Communities, Inc...    6,623,400
    115,000    Boston Properties, Inc.......    4,370,000
    320,000    Duke Realty Corp.............    7,785,600
    300,000    Equity Office Properties
               Trust........................    9,024,000
    130,000    Equity Residential Properties
               Trust........................    3,732,300
    200,000    General Growth Properties,
               Inc..........................    7,760,000
    112,350    Kimco Realty Corp............    3,672,722
    250,000    Plum Creek Timber Co.,
               Inc..........................    7,087,500
    250,000    ProLogis Trust...............    5,377,500
     80,000    Vornado Realty Trust.........    3,328,000
                                             ------------
                                               66,621,022
                                             ------------

 Number of
  Shares                                       Value
-----------                                 ------------
               Common Stocks (Continued)
               Retail--Discount Stores--2.9%
    153,000    Costco Wholesale Corp.*..... $  6,790,140
    150,000    Target Corp.................    6,157,500
                                            ------------
                                              12,947,640
                                            ------------
               Retail--Specialty Stores--2.0%
    200,000    Lowe's Cos., Inc............    9,282,000
                                            ------------
               Telecommunications--3.3%
    210,000    BellSouth Corp..............    8,011,500
    100,000    SBC Communications, Inc.....    3,917,000
    123,068    Vodafone Group PLC ADR......    3,160,386
                                            ------------
                                              15,088,886
                                            ------------
               Utilities--Gas and Electric--3.0%
    109,375    Exelon Corp.................    5,236,875
    100,000    FPL Group, Inc..............    5,640,000
     53,320    TXU Corp....................    2,514,038
                                            ------------
                                              13,390,913
                                            ------------
               Waste Management--1.1%
    150,000    Waste Management, Inc.......    4,786,500
                                            ------------
               Total Common Stocks
               (Cost $294,351,133).........  348,184,244
                                            ------------
               Convertible Preferred
               Stocks--12.5%
               Financial Services--1.1%
    100,000    Washington Mutual Capital
               Trust I.....................    4,762,500
                                            ------------
               Insurance--2.9%
     10,000    Anthem, Inc. PEPS...........      640,000
    100,000    MetLife Capital Trust I
               ACES........................    9,920,000
     45,000    Prudential Financial Capital
               Trust I PEPS................    2,619,000
                                            ------------
                                              13,179,000
                                            ------------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         December 31, 2001

Number of
 Shares                                     Value
----------                               ------------
           Convertible Preferred Stocks
           (Continued)
           Media--1.0%
     4,000 Radio One, Inc............... $  4,645,000
                                         ------------
           Oil and Gas--1.4%
   200,000 Coastal Corp. PRIDES.........    6,300,000
                                         ------------
           Real Estate Investment Trusts--0.4%
    70,000 Equity Residential Properties
           Trust........................    1,771,000
                                         ------------
           Telecommunications--1.7%
   300,000 Sprint Corp. PEPS............    7,623,000
                                         ------------
           Utilities--Gas and Electric--4.0%
   100,000 Dominion Resources, Inc.
           PEPS.........................    5,972,000
   280,000 Duke Energy Corp. PEPS.......    7,106,400
   100,000 TXU Corp. PEPS...............    5,174,000
                                         ------------
                                           18,252,400
                                         ------------
           Total Convertible
           Preferred Stocks
           (Cost $48,530,046)...........   56,532,900
                                         ------------

Principal
 Amount
----------
           Convertible Bonds--9.3%
           Biosciences--0.9%
$2,000,000 Aviron
           5.25%, 2/01/08...............    2,147,500
 2,600,000 Human Genome Sciences, Inc.
           3.75%, 3/15/07...............    1,979,250
                                         ------------
                                            4,126,750
                                         ------------

Principal
 Amount                                    Value
----------                              ------------
           Convertible Bonds
           (Continued)
           Communications, Media and
           Entertainment--3.2%
$6,000,000 Adelphia Communications
           Corp.
           6.00%, 2/15/06.............. $  5,242,500
 3,750,000 Clear Channel
           Communications, Inc.
           2.625%, 4/01/03.............    3,843,750
 6,000,000 Echostar Communications
           Corp.**
           5.75%, 5/15/08..............    5,407,500
                                        ------------
                                          14,493,750
                                        ------------
           Electronical Equipment--1.4%
 5,000,000 L-3 Communications
           Holdings**
           5.25%, 6/01/09..............    6,481,250
                                        ------------
           Oil and Gas--1.3%
 5,000,000 Kerr-McGee Corp.
           5.25%, 2/15/10..............    5,600,000
                                        ------------
           Pharmaceuticals--0.9%
 3,000,000 Alkermes, Inc.
           3.75%, 2/15/07..............    2,051,250
   500,000 King Pharmaceuticals, Inc.**
           2.75%, 11/15/21.............      548,750
 2,000,000 Vertex Pharmaceuticals**
           5.00%, 9/19/07..............    1,367,500
                                        ------------
                                           3,967,500
                                        ------------
           Telecommunication Equipment--0.7%
 5,000,000 Ciena Corp.
           3.75%, 2/01/08..............    3,225,000
                                        ------------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         December 31, 2001

Principal
 Amount                                  Value
----------                            -----------
           Convertible Bonds
           (Continued)
           Utilities--Gas and Electric--0.9%
$4,000,000 Orion Power Holdings, Inc.
           4.50%, 6/01/08............ $ 3,945,000
                                      -----------
           Total Convertible Bonds
           (Cost $45,205,642)........  41,839,250
                                      -----------

Number of
 Shares                                      Value
----------                                ------------
           Money Market Fund--4.2%
18,650,222 ACM Institutional Reserves
           (Prime Portfolio), 1.82% (a)
           (Cost $18,650,222)............ $ 18,650,222
                                          ------------
           Total Investments
           (Cost $406,737,043) (b)--
           103.1%........................  465,206,616
           Liabilities in excess of other
           assets--(3.1%)................  (13,773,315)
                                          ------------
           Net Assets--100.0%............ $451,433,301
                                          ------------

ACES  Automatic Common Exchangeable Securities.
ADR   American Depositary Receipt.
PEPS  Premium Exchangeable Participating Securities.
PRIDESPreferred Redeemable Increased Dividend Securities.
*     Non-income producing security.
** Security exempt from registration under Rule 144A of the Securities Act of 1933.
(a)   Represents annualized 7 day yield at December 31, 2001.
(b) The cost stated also approximates the aggregated cost for Federal income tax purposes. At December 31, 2001, net unrealized appreciation was $58,966,987 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $78,626,998 and aggregate gross unrealized depreciation of $19,660,011.

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Statement of Assets and Liabilities

         December 31, 2001

            Assets:
              Investments at market value,
               (Cost $406,737,043)..................... $465,206,616
              Receivables:
               Interest................................      584,211
               Dividends...............................      545,597
               Capital stock sold......................      111,611
              Other assets.............................       14,614
                                                        ------------
               Total Assets............................  466,462,649
                                                        ------------
            Liabilities:
              Payables:
               Investments purchased...................   14,365,815
               Services provided by The Bank of New
                York and Administrator.................      346,951
               Capital stock repurchased...............      193,115
              Accrued expenses and other liabilities...      123,467
                                                        ------------
               Total Liabilities.......................   15,029,348
                                                        ------------
            Net Assets:................................ $451,433,301
                                                        ------------
            Sources of Net Assets:
              Capital stock @ par...................... $     34,891
              Capital surplus..........................  391,415,665
              Accumulated net realized gain on
               investments.............................    1,513,172
              Net unrealized appreciation on
               investments.............................   58,469,573
                                                        ------------
            Net Assets................................. $451,433,301
                                                        ------------
            Institutional Shares:
              Net assets............................... $424,070,058
                                                        ------------
              Shares outstanding.......................   32,770,082
                                                        ------------
              Net asset value, offering price and
               repurchase price per share.............. $      12.94
                                                        ------------
            Investor Shares:
              Net assets............................... $ 27,363,243
                                                        ------------
              Shares outstanding.......................    2,120,914
                                                        ------------
              Net asset value, offering price and
               repurchase price per share.............. $      12.90
                                                        ------------
            Institutional Shares authorized @ $.001 par
             value.....................................  200,000,000
            Investor Shares authorized @ $.001 par
             value.....................................  200,000,000

     Statement of Operations

For the year ended December 31, 2001

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $91,914)................................ $ 11,803,559
            Interest....................................    2,788,206
                                                         ------------
             Total Income...............................   14,591,765
                                                         ------------
          Expenses:
            Advisory....................................    2,894,992
            Administration..............................      964,997
            Transfer agent..............................      129,014
            12b-1 fee--Investor Shares..................       74,374
            Accounting services.........................       59,964
            Custodian...................................       47,718
            Audit.......................................       20,282
            Registration and filings....................       17,586
            Directors...................................       13,990
            Legal.......................................       12,185
            Reports to shareholders.....................       11,767
            Cash management.............................        8,635
            Other.......................................        9,450
                                                         ------------
             Total Expenses.............................    4,264,954
                                                         ------------
             Net Investment Income......................   10,326,811
                                                         ------------
          Realized and Unrealized Gain
           (Loss) on Investments:
            Net realized gain on:
             Investments................................      561,649
             Written call options.......................      467,873
                                                         ------------
            Net realized gain on investments and
             written call options.......................    1,029,522
                                                         ------------
            Decrease in unrealized appreciation on
             investments during the year................  (94,254,911)
                                                         ------------
            Net realized and unrealized loss on
             investments................................  (93,225,389)
                                                         ------------
            Net decrease in net assets resulting from
             operations................................. $(82,898,578)
                                                         ------------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Statements of Changes in Net Assets

                                                                                               Year ended December 31,
                                                                                            ----------------------------
                                                                                                2001           2000
                                                                                            -------------  -------------
Operations:
  Net investment income.................................................................... $  10,326,811  $  10,545,890
  Net realized gain on investments.........................................................     1,029,522     40,469,710
  Decrease in unrealized appreciation on investments during the year.......................   (94,254,911)   (13,348,937)
                                                                                            -------------  -------------
   Net increase (decrease) in net assets resulting from operations.........................   (82,898,578)    37,666,663
                                                                                            -------------  -------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Institutional Shares...............................    (9,218,483)    (9,415,364)
                         Investor Shares...................................................      (533,298)      (542,577)
  Distributions from capital gains: Institutional Shares...................................    (7,755,180)   (47,293,535)
                     Investor Shares.......................................................      (510,057)    (3,160,475)
                                                                                            -------------  -------------
                                                                                              (18,017,018)   (60,411,951)
                                                                                            -------------  -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares...................................    32,100,962     74,871,564
                     Investor Shares.......................................................     1,676,089     10,883,318
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Institutional Shares.......................................    10,792,314     49,842,263
                    Investor Shares........................................................     1,003,401      3,597,299
  Value of capital stock repurchased: Institutional Shares.................................   (53,671,488)  (121,082,663)
                      Investor Shares......................................................    (4,167,337)   (15,996,014)
                                                                                            -------------  -------------
   Net increase (decrease) in net assets resulting from capital stock transactions.........   (12,266,059)     2,115,767
                                                                                            -------------  -------------
     Decrease in Net Assets................................................................  (113,181,655)   (20,629,521)
Net Assets:
  Beginning of year........................................................................   564,614,956    585,244,477
                                                                                            -------------  -------------
  End of year (includes undistributed net investment income of $573,817 at
   December 31, 2000)...................................................................... $ 451,433,301  $ 564,614,956
                                                                                            -------------  -------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares........................................................     2,294,541      4,514,227
         Investor Shares...................................................................       120,374        653,061
  Shares issued on reinvestment of dividends and distributions: Institutional Shares.......       802,022      3,143,920
                                      Investor Shares......................................        74,318        226,196
  Shares repurchased: Institutional Shares.................................................    (3,884,362)    (7,242,142)
             Investor Shares...............................................................      (306,609)      (953,761)
                                                                                            -------------  -------------
   Net increase (decrease).................................................................      (899,716)       341,501
  Shares outstanding, beginning of year....................................................    35,790,712     35,449,211
                                                                                            -------------  -------------
  Shares outstanding, end of year..........................................................    34,890,996     35,790,712
                                                                                            -------------  -------------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Financial Highlights

                                                           Institutional Shares
                                        ------------------------------------------------------
                                                                                  For the period
                                                Year ended December 31,           April 1, 1997*
                                        ---------------------------------------       through
                                          2001       2000      1999      1998    December 31, 1997
                                        --------   --------  --------  --------  -----------------
PER SHARE DATA:
Net asset value at beginning of period. $  15.78   $  16.51  $  16.57  $  15.54      $  14.21
                                        --------   --------  --------  --------      --------
Gain (loss) from investment operations
Net investment income..................     0.30       0.30      0.28      0.28          0.25
Net realized and unrealized gain (loss)
  on investments.......................    (2.62)      0.75      2.02      1.73          3.25
                                        --------   --------  --------  --------      --------
 Total from investment operations......    (2.32)      1.05      2.30      2.01          3.50
                                        --------   --------  --------  --------      --------
Dividends and distributions
Dividends from net investment income...    (0.28)     (0.29)    (0.29)    (0.27)        (0.24)
Distributions from capital gains.......    (0.24)     (1.49)    (2.07)    (0.71)        (1.93)
                                        --------   --------  --------  --------      --------
 Total dividends and distributions.....    (0.52)     (1.78)    (2.36)    (0.98)        (2.17)
                                        --------   --------  --------  --------      --------
Net asset value at end of year......... $  12.94   $  15.78  $  16.51  $  16.57      $  15.54
                                        --------   --------  --------  --------      --------
TOTAL RETURN:..........................   (14.82)%     6.56%    14.51%    13.18%        24.73%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted)...................... $424,070   $529,486  $547,250  $528,233      $522,524
Ratio to average net assets of:
 Expenses..............................     0.87%      0.85%     0.87%     0.89%         0.87%***
 Net investment income.................     2.16%      1.81%     1.63%     1.77%         2.07%***
Portfolio turnover rate................       41%        35%       53%       39%           65%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Equity Income Fund

                                                                      Investor Shares
                                                       --------------------------------------------
                                                                  Year ended December 31,
                                                       --------------------------------------------
                                                        2001      2000     1999     1998     1997
                                                       -------   -------  -------  -------  -------
PER SHARE DATA:
Net asset value at beginning of year.................. $ 15.73   $ 16.47  $ 16.53  $ 15.53  $ 14.12
                                                       -------   -------  -------  -------  -------
Gain (loss) from investment operations
Net investment income.................................    0.26      0.26     0.24     0.25     0.35
Net realized and unrealized gain (loss) on investments   (2.60)     0.74     2.01     1.71     3.27
                                                       -------   -------  -------  -------  -------
 Total from investment operations.....................   (2.34)     1.00     2.25     1.96     3.62
                                                       -------   -------  -------  -------  -------
Dividends and distributions
Dividends from net investment income..................   (0.25)    (0.25)   (0.24)   (0.25)   (0.28)
Distributions from capital gains......................   (0.24)    (1.49)   (2.07)   (0.71)   (1.93)
                                                       -------   -------  -------  -------  -------
 Total dividends and distributions....................   (0.49)    (1.74)   (2.31)   (0.96)   (2.21)
                                                       -------   -------  -------  -------  -------
Net asset value at end of year........................ $ 12.90   $ 15.73  $ 16.47  $ 16.53  $ 15.53
                                                       -------   -------  -------  -------  -------
TOTAL RETURN:.........................................  (15.01)%    6.26%   14.27%   12.82%   25.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $27,363   $35,129  $37,994  $37,212  $34,213
Ratio to average net assets of:
 Expenses.............................................    1.12%     1.10%    1.12%    1.17%    1.01%
 Net investment income................................    1.90%     1.56%    1.38%    1.50%    1.77%
Portfolio turnover rate...............................      41%       35%      53%      39%      65%

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Schedule of Investments

         December 31, 2001

 Number of
  Shares                                   Value
-----------                             -----------
               Common Stocks--88.0%
               Aerospace and Defense--2.5%
      7,500    United Technologies
               Corp.................... $   484,725
                                        -----------
               Automotive--3.8%
     17,500    Ford Motor Co...........     275,100
     12,500    TRW, Inc................     463,000
                                        -----------
                                            738,100
                                        -----------
               Banking and Finance--10.2%
     15,500    Banco Latinoamericano de
               Exportaciones SA........     434,775
      8,500    Bank of America Corp....     535,075
     15,000    FleetBoston Financial
               Corp....................     547,500
     15,000    Wachovia Corp...........     470,400
                                        -----------
                                          1,987,750
                                        -----------
               Building Materials--1.1%
      6,000    Florida Rock
               Industries, Inc.........     219,480
                                        -----------
               Coal--0.1%
      1,527    Fording, Inc............      27,288
                                        -----------
               Communications Equipment and
               Systems--2.3%
     18,500    Nokia Corp. ADR.........     453,805
                                        -----------
               Computers--Micro--1.5%
     14,000    Hewlett-Packard Co......     287,560
                                        -----------
               Computers--Software and
               Peripherals--2.6%
      7,500    Microsoft Corp.*........     496,875
                                        -----------
               Conglomerates--2.1%
     10,000    General Electric Co.....     400,800
                                        -----------

 Number of
  Shares                                      Value
-----------                                -----------
               Common Stocks (Continued)
               Electronic Equipment and
               Components--6.6%
     17,500    Agilent Technologies, Inc.* $   498,925
     12,500    Intel Corp.................     393,125
     14,000    Texas Instruments, Inc.....     392,000
                                           -----------
                                             1,284,050
                                           -----------
               Financial Services--5.1%
     12,000    Citigroup, Inc.............     605,760
      7,000    PNC Financial Services
               Group......................     393,400
                                           -----------
                                               999,160
                                           -----------
               Health Care Products and Services--7.0%
     11,000    American Home Products
               Corp.......................     674,960
     11,000    Johnson & Johnson..........     650,100
      1,000    Zimmer Holdings, Inc.*.....      30,540
                                           -----------
                                             1,355,600
                                           -----------
               Hotels and Gaming--3.0%
     24,000    Fairmont Hotels & Resorts,
               Inc........................     573,600
                                           -----------
               Machinery and Equipment--1.8%
     30,000    Grant Prideco, Inc.*.......     345,000
                                           -----------
               Manufacturing--5.4%
     13,500    Dover Corp.................     500,445
      7,000    Honeywell International,
               Inc........................     236,740
      2,600    Minnesota Mining and
               Manufacturing Co. (3M).....     307,346
                                           -----------
                                             1,044,531
                                           -----------
               Oil and Gas--10.8%
     15,000    Conoco, Inc................     424,500

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         December 31, 2001

 Number of
  Shares                                        Value
-----------                                  -----------
               Common Stocks (Continued)
     10,000    Nabors Industries, Inc.*..... $   343,300
      6,292    PanCanadian Energy Corp......     163,592
      8,000    Phillips Petroleum Co........     482,080
      6,500    Royal Dutch Petroleum Co.....     318,630
     10,000    Weatherford International,
               Inc.*........................     372,600
                                             -----------
                                               2,104,702
                                             -----------
               Pharmaceuticals--5.0%
     10,000    Bristol-Myers Squibb Co......     510,000
      8,000    Merck & Co., Inc.............     470,400
                                             -----------
                                                 980,400
                                             -----------
               Retail--Discount Stores--6.0%
     15,000    Costco Wholesale Corp.*......     665,700
     12,000    Target Corp..................     492,600
                                             -----------
                                               1,158,300
                                             -----------
               Telecommunications--0.9%
      1,646    AT&T Wireless Services,
               Inc.*........................      23,653
      7,000    Lucent Technologies, Inc.*...      44,030
      7,000    Motorola, Inc................     105,140
                                             -----------
                                                 172,823
                                             -----------
               Transportation--10.2%
     18,000    Burlington Northern Santa Fe
               Corp.........................     513,540
     27,000    Canadian Pacific Railway Ltd.     526,500
      2,300    CP Ships Ltd.*...............      24,978
     13,500    GulfMark Offshore, Inc.*.....     382,185
      9,500    Union Pacific Corp...........     541,500
                                             -----------
                                               1,988,703
                                             -----------
               Total Common Stocks
               (Cost $18,529,558)...........  17,103,252
                                             -----------

Principal
 Amount                       Value
---------                    --------
          United States Government
          Agencies & Obligations--4.1%
          Federal Home Loan Bank--4.1%
$800,000  1.43%, 1/02/02+
          (Cost $799,968).. $800,000
                             --------

Number of
 Shares
---------
          Money Market Fund--9.0%
 843,260  ACM Institutional Reserves
          (Government Portfolio),
          1.76% (a).....................     843,260
 897,980  ACM Institutional Reserves
          (Prime Portfolio), 1.82% (a)..     897,980
                                         -----------
          Total Money Market Fund
          (Cost $1,741,240).............   1,741,240
                                         -----------
          Total Investments
          (Cost $21,070,766) (b)--
          101.1%........................  19,644,492
          Liabilities in excess of other
          assets--(1.1%)................    (211,541)
                                         -----------
          Net Assets--100.0%............ $19,432,951
                                         -----------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
+ Coupon rate represents discounted rate at time of purchase for United States Treasury Bills.
(a)Represents annualized 7 day yield at December 31, 2001.
(b)The cost stated also approximates the aggregated cost for Federal income tax purposes. At December 31, 2001, net unrealized depreciation was $1,426,274 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $809,828 and aggregate gross unrealized depreciation of $2,236,102.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Statement of Assets and Liabilities

         December 31, 2001

          Assets:
            Investments at market value,
             (Cost $21,070,766)........................ $ 19,644,492
            Receivables:
             Capital stock sold........................       19,527
             Dividends.................................       18,427
             Interest..................................        2,685
            Other assets...............................       14,276
                                                        ------------
             Total Assets..............................   19,699,407
                                                        ------------
          Liabilities:
            Payables:
             Investments purchased.....................      200,665
             Services provided by The Bank of New
              York and Administrator...................       25,017
             Capital stock repurchased.................        4,194
            Accrued expenses and other liabilities.....       36,580
                                                        ------------
             Total Liabilities.........................      266,456
                                                        ------------
          Net Assets:.................................. $ 19,432,951
                                                        ------------
          Sources of Net Assets:
            Capital stock @ par........................ $      2,173
            Capital surplus............................   21,046,217
            Undistributed net investment income........        1,506
            Accumulated net realized loss on
             investments...............................     (190,671)
            Net unrealized depreciation on investments.   (1,426,274)
                                                        ------------
          Net Assets................................... $ 19,432,951
                                                        ------------
          Institutional Shares:
            Net assets................................. $ 19,432,951
                                                        ------------
            Shares outstanding.........................    2,172,875
                                                        ------------
            Net asset value, offering price and
             repurchase price per share................ $       8.94
                                                        ------------
          Institutional Shares authorized @ $.001 par
           value.......................................  200,000,000

     Statement of Operations

For the year ended December 31, 2001

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $2,240)................................. $   206,824
            Interest....................................      59,390
                                                         -----------
             Total Income...............................     266,214
                                                         -----------
          Expenses:
            Advisory....................................      80,161
            Accounting services.........................      59,937
            Audit.......................................      32,961
            Registration and filings....................      31,933
            Administration..............................      26,720
            Transfer agent..............................      21,740
            Custodian...................................      17,535
            Directors...................................      13,779
            Other.......................................       2,580
                                                         -----------
             Total Expenses.............................     287,346
            Fees waived by The Bank of New York
             (Note 3)...................................    (178,986)
            Earnings credit adjustment (Note 3).........      (1,568)
                                                         -----------
             Net Expenses...............................     106,792
                                                         -----------
             Net Investment Income......................     159,422
                                                         -----------
          Realized and Unrealized Loss on
           Investments:
            Net realized loss on investments............    (158,159)
            Increase in unrealized depreciation on
             investments during the year................  (1,501,694)
                                                         -----------
            Net realized and unrealized loss on
             investments................................  (1,659,853)
                                                         -----------
            Net decrease in net assets resulting from
             operations................................. $(1,500,431)
                                                         -----------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Statements of Changes in Net Assets

                                                                                                   For the period
                                                                                                   April 28, 2000*
                                                                                   Year ended          through
                                                                                December 31, 2001 December 31, 2000
                                                                                ----------------- -----------------
Operations:
  Net investment income........................................................    $   159,422       $   21,159
  Net realized loss on investments.............................................       (158,159)         (32,512)
  Increase in unrealized appreciation (depreciation) on investments during the
   period......................................................................     (1,501,694)          75,420
                                                                                   -----------       ----------
   Net increase (decrease) in net assets resulting from operations.............     (1,500,431)          64,067
                                                                                   -----------       ----------
Dividends to Shareholders:
  Dividends from net investment income: Institutional Shares...................       (157,916)         (21,768)
                                                                                   -----------       ----------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.......................     17,903,624        4,190,366
  Proceeds from shares issued on reinvestment of dividends: Institutional
   Shares......................................................................         79,351           21,453
  Value of capital stock repurchased: Institutional Shares.....................       (986,331)        (159,464)
                                                                                   -----------       ----------
   Net increase in net assets resulting from capital stock transactions........     16,996,644        4,052,355
                                                                                   -----------       ----------
     Increase in Net Assets....................................................     15,338,297        4,094,654
Net Assets:
  Beginning of period..........................................................      4,094,654               --
                                                                                   -----------       ----------
  End of year (includes undistributed net investment income of $1,506 at
   December 31, 2001)..........................................................    $19,432,951       $4,094,654
                                                                                   -----------       ----------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares............................................      1,859,016          436,611
  Shares issued on reinvestment of dividends: Institutional Shares.............          9,195            2,238
  Shares repurchased: Institutional Shares.....................................       (116,824)         (17,361)
                                                                                   -----------       ----------
   Net increase................................................................      1,751,387          421,488
  Shares outstanding, beginning of period......................................        421,488               --
                                                                                   -----------       ----------
  Shares outstanding, end of year..............................................      2,172,875          421,488
                                                                                   -----------       ----------

* Commencement of investment operations.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Financial Highlights

                                                            Institutional Shares
                                                     -----------------------------------
                                                                        For the period
                                                                        April 28, 2000*
                                                        Year ended          through
                                                     December 31, 2001 December 31, 2000
                                                     ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period..............      $  9.71           $10.00
                                                          -------           ------
Gain (loss) from investment operations
Net investment income...............................         0.11             0.12
Net realized and unrealized loss on investments.....        (0.78)           (0.30)
                                                          -------           ------
 Total from investment operations...................        (0.67)           (0.18)
                                                          -------           ------
Dividends
Dividends from net investment income................        (0.10)           (0.11)
                                                          -------           ------
Net asset value at end of year......................      $  8.94           $ 9.71
                                                          -------           ------
TOTAL RETURN:.......................................        (6.87)%          (1.83)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)...........      $19,433           $4,095
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York..         0.80%            0.80%***
 Expenses, prior to waiver from The Bank of New York         2.14%            7.75%***
 Net investment income, net of waiver from
   The Bank of New York.............................         1.19%            1.86%***
Portfolio turnover rate.............................            2%               2%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Schedule of Investments

         December 31, 2001

 Number of
  Shares                                       Value
-----------                                 -----------
               Common Stocks--95.5%
               Advertising and Marketing Services--1.8%
     84,000    Omnicom Group, Inc.......... $ 7,505,400
                                            -----------
               Banking and Finance--3.9%
    328,000    Washington Mutual, Inc......  10,725,600
    128,932    Wells Fargo & Co............   5,602,095
                                            -----------
                                             16,327,695
                                            -----------
               Beverages, Food and Tobacco--1.3%
    114,467    The Coca-Cola Co............   5,397,119
                                            -----------
               Biosciences--1.7%
    126,504    Amgen, Inc.*................   7,139,886
                                            -----------
               Building and Building Products--2.4%
    197,000    The Home Depot, Inc.........  10,048,970
                                            -----------
               Chemicals--2.0%
    200,146    duPont (E.I.) de Nemours &
               Co..........................   8,508,206
                                            -----------
               Communications Equipment
               and Systems--2.2%
    380,000    Nokia Corp. ADR.............   9,321,400
                                            -----------
               Communications, Media and
               Entertainment--4.3%
    360,337    AOL Time Warner, Inc.*......  11,566,818
    179,600    Comcast Corp.*..............   6,465,600
                                            -----------
                                             18,032,418
                                            -----------
               Computers--Micro--0.9%
    183,320    Hewlett-Packard Co..........   3,765,393
                                            -----------
               Computers--Software and Peripherals--5.9%
    454,120    Cisco Systems, Inc.*........   8,224,113
    270,000    EMC Corp.*..................   3,628,800
    197,296    Microsoft Corp.*............  13,070,860
                                            -----------
                                             24,923,773
                                            -----------

 Number of
  Shares                                      Value
-----------                                -----------
               Common Stocks (Continued)
               Conglomerates--3.4%
    359,938    General Electric Co........ $14,426,315
                                           -----------
               Containers and Packaging--1.4%
    148,000    Sealed Air Corp.*..........   6,041,360
                                           -----------
               Data Processing Systems--2.0%
    140,200    Automatic Data Processing,
               Inc........................   8,257,780
                                           -----------
               Electronic Equipment and
               Components--5.7%
    123,959    Agilent Technologies, Inc.*   3,534,071
    182,000    Applied Materials, Inc.*...   7,298,200
    421,104    Intel Corp.................  13,243,721
                                           -----------
                                            24,075,992
                                           -----------
               Financial Services--9.0%
    352,941    Citigroup, Inc.............  17,816,462
    116,725    Fannie Mae.................   9,279,637
    194,200    Morgan Stanley Dean Witter
               & Co.......................  10,863,548
                                           -----------
                                            37,959,647
                                           -----------
               Health Care Products and Services--6.5%
    251,390    Johnson & Johnson..........  14,857,149
    245,600    Medtronic, Inc.............  12,577,176
                                           -----------
                                            27,434,325
                                           -----------
               Household and Personal Care
               Products--6.9%
    190,000    Colgate-Palmolive Co.......  10,972,500
    130,016    The Gillette Co............   4,342,534
    175,938    The Procter & Gamble Co....  13,921,974
                                           -----------
                                            29,237,008
                                           -----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         December 31, 2001

 Number of
  Shares                                   Value
-----------                             -----------
               Common Stocks (Continued)
               Insurance--4.0%
    213,169    American International
               Group, Inc.............. $16,925,619
                                        -----------
               Oil and Gas--8.5%
    220,000    BP PLC ADR..............  10,232,200
    395,450    Exxon Mobil Corp........  15,541,185
    182,390    Schlumberger Ltd........  10,022,331
                                        -----------
                                         35,795,716
                                        -----------
               Pharmaceuticals--7.7%
    122,000    Bristol-Myers Squibb Co.   6,222,000
     91,800    Genentech, Inc.*........   4,980,150
    131,538    Merck & Co., Inc........   7,734,434
    342,948    Pfizer, Inc.............  13,666,478
                                        -----------
                                         32,603,062
                                        -----------
               Real Estate Investment Trusts--2.0%
    174,000    Duke Realty Corp........   4,233,420
    140,000    Liberty Property Trust..   4,179,000
                                        -----------
                                          8,412,420
                                        -----------
               Resorts and Entertainment--1.8%
    360,000    The Walt Disney Co......   7,459,200
                                        -----------
               Retail--Discount Stores--2.5%
    235,000    Costco Wholesale Corp.*.  10,429,300
                                        -----------
               Telecommunications--3.9%
    110,000    Amdocs Ltd.*............   3,736,700
    294,000    Corning, Inc.*..........   2,622,480
    125,000    Qwest Communications
               International, Inc......   1,766,250
     92,500    Verizon Communications,
               Inc.....................   4,390,050
     11,360    WorldCom, Inc.--MCI
               Group...................     144,272

 Number of
  Shares                                         Value
-----------                                   ------------
               Common Stocks (Continued)
    284,000    WorldCom, Inc.--
               WorldCom Group*............... $  3,998,720
                                              ------------
                                                16,658,472
                                              ------------
               Transportation--1.5%
    115,400    United Parcel Service, Inc....    6,289,300
                                              ------------
               Utilities--Gas and Electric--2.3%
    246,800    Duke Energy Corp..............    9,689,368
                                              ------------
               Total Common Stocks
               (Cost $269,329,809)...........  402,665,144
                                              ------------
               Money Market Fund--4.9%
  3,978,682    ACM Institutional Reserves
               (Government Portfolio),
               1.76% (a).....................    3,978,682
 16,564,697    ACM Institutional Reserves
               (Prime Portfolio), 1.82% (a)..   16,564,697
                                              ------------
               Total Money Market Fund
               (Cost $20,543,379)............   20,543,379
                                              ------------
               Total Investments
               (Cost $289,873,188) (b)--
               100.4%........................  423,208,523
               Liabilities in excess of other
               assets--(0.4%)................   (1,707,485)
                                              ------------
               Net Assets--100.0%............ $421,501,038
                                              ------------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at December 31, 2001.
(b)The cost stated also approximates the aggregated cost for Federal income tax purposes. At December 31, 2001, net unrealized appreciation was $133,402,376 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $152,855,678 and aggregate gross unrealized depreciation of $19,453,302.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Statement of Assets and Liabilities

         December 31, 2001

           Assets:
             Investments at market value,
              (Cost $289,873,188)...................... $423,208,523
             Cash......................................          662
             Receivables:
              Dividends................................      285,647
              Capital stock sold.......................      227,092
              Interest.................................       50,082
             Deferred organization costs and other
              assets...................................       28,090
                                                        ------------
              Total Assets.............................  423,800,096
                                                        ------------
           Liabilities:
             Payables:
              Capital stock repurchased................    1,867,383
              Services provided by The Bank of New
               York and Administrator..................      334,744
             Accrued expenses and other liabilities....       96,931
                                                        ------------
              Total Liabilities........................    2,299,058
                                                        ------------
           Net Assets:................................. $421,501,038
                                                        ------------
           Sources of Net Assets:
             Capital stock @ par....................... $     41,293
             Capital surplus...........................  309,924,076
             Accumulated net realized loss on
              investments..............................  (21,799,666)
             Net unrealized appreciation on
              investments..............................  133,335,335
                                                        ------------
           Net Assets.................................. $421,501,038
                                                        ------------
           Institutional Shares:
             Net assets................................ $403,925,029
                                                        ------------
             Shares outstanding........................   39,558,083
                                                        ------------
             Net asset value, offering price and
              repurchase price per share............... $      10.21
                                                        ------------
           Investor Shares:
             Net assets................................ $ 17,576,009
                                                        ------------
             Shares outstanding........................    1,735,079
                                                        ------------
             Net asset value, offering price and
              repurchase price per share............... $      10.13
                                                        ------------
           Institutional Shares authorized @ $.001 par
            value......................................  200,000,000
           Investor Shares authorized @ $.001 par value  200,000,000

     Statement of Operations

For the year ended December 31, 2001

          Investment Income:
            Dividends (net of foreign withholding
             taxes of $51,993)........................ $   5,014,651
            Interest..................................     1,394,119
                                                       -------------
             Total Income.............................     6,408,770
                                                       -------------
          Expenses:
            Advisory..................................     2,808,878
            Administration............................       936,293
            Transfer agent............................       134,028
            Accounting services.......................        59,936
            Custodian.................................        58,817
            12b-1 fee--Investor Shares................        47,126
            Registration and filings..................        32,564
            Audit.....................................        19,105
            Amortization of organization cost.........        17,859
            Directors.................................        13,991
            Legal.....................................        13,651
            Reports to shareholders...................        13,043
            Cash management...........................         8,629
            Insurance.................................         2,453
            Other.....................................         8,411
                                                       -------------
             Total Expenses...........................     4,174,784
                                                       -------------
             Net Investment Income....................     2,233,986
                                                       -------------
          Realized and Unrealized Gain
           (Loss) on Investments:
            Net realized gain (loss) on:
             Investments..............................   (22,311,240)
             Written call options.....................       400,418
                                                       -------------
            Net realized loss on investments and
             written call options.....................   (21,910,822)
                                                       -------------
            Decrease in unrealized appreciation on
             investments during the year..............  (121,905,011)
                                                       -------------
            Net realized and unrealized loss on
             investments and written call options.....  (143,815,833)
                                                       -------------
            Net decrease in net assets resulting from
             operations............................... $(141,581,847)
                                                       -------------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Statements of Changes in Net Assets

                                            Year ended December 31,
                                         ----------------------------
                                             2001           2000
                                         -------------  -------------
         Operations:
          Net investment income......... $   2,233,986  $   1,097,462
          Net realized gain (loss) on
            investments.................   (21,910,822)    70,594,569
          Decrease in unrealized
            appreciation on
            investments during the year.  (121,905,011)   (82,295,219)
                                         -------------  -------------
            Net decrease in net assets
             resulting from operations..  (141,581,847)   (10,603,188)
                                         -------------  -------------
         Dividends and Distributions
          to Shareholders:
          Dividends from net
            investment income:
            Institutional Shares........    (2,218,363)    (1,022,335)
          Investor Shares...............       (51,816)       (21,763)
          Distributions from capital
            gains: Institutional Shares.    (9,641,276)   (66,445,349)
          Investor Shares...............      (390,910)    (2,943,341)
                                         -------------  -------------
                                           (12,302,365)   (70,432,788)
                                         -------------  -------------
         Capital Stock Transactions:
          Proceeds from capital stock
            sold: Institutional Shares..    53,490,610     81,135,560
          Investor Shares...............     4,797,146     19,959,440
          Proceeds from shares issued
            on reinvestment
            of dividends and
            distributions:
            Institutional Shares........     9,869,807     65,607,435
          Investor Shares...............       439,035      2,631,200
          Value of capital stock
            repurchased: Institutional
            Shares......................   (62,047,090)  (108,586,799)
          Investor Shares...............    (5,889,796)   (12,911,458)
                                         -------------  -------------
          Net increase in net assets
            resulting from capital
            stock transactions..........       659,712     47,835,378
                                         -------------  -------------
            Decrease in Net Assets......  (153,224,500)   (33,200,598)
         Net Assets:
          Beginning of year.............   574,725,538    607,926,136
                                         -------------  -------------
          End of year (includes
            undistributed net
            investment income of
            $129,195 at December 31,
            2000)....................... $ 421,501,038  $ 574,725,538
                                         -------------  -------------
         Changes in Capital Stock
          Outstanding:
          Shares sold: Institutional
            Shares......................     4,585,348      4,781,260
          Investor Shares...............       427,476      1,211,510
          Shares issued on
            reinvestment of dividends
            and distributions:
            Institutional Shares........       905,004      4,717,642
          Investor Shares...............        40,404        190,919
          Shares repurchased:
            Institutional Shares........    (5,538,178)    (6,373,861)
          Investor Shares...............      (527,976)      (768,732)
                                         -------------  -------------
            Net increase (decrease).....      (107,922)     3,758,738
          Shares outstanding,
            beginning of year...........    41,401,084     37,642,346
                                         -------------  -------------
          Shares outstanding, end of
            year........................    41,293,162     41,401,084
                                         -------------  -------------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Financial Highlights

                                                           Institutional Shares
                                        -------------------------------------------------------
                                                                                   For the period
                                                 Year ended December 31,           April 1, 1997*
                                        ----------------------------------------       through
                                          2001       2000       1999      1998    December 31, 1997
                                        --------   --------   --------  --------  -----------------
PER SHARE DATA:
Net asset value at beginning of period. $  13.89   $  16.15   $  12.71  $  10.94      $  10.00
                                        --------   --------   --------  --------      --------
Gain (loss) from investment operations
Net investment income..................     0.05       0.03       0.05      0.11          0.08
Net realized and unrealized gain (loss)
  on investments.......................    (3.43)     (0.37)      4.59      2.46          2.83
                                        --------   --------   --------  --------      --------
 Total from investment operations......    (3.38)     (0.34)      4.64      2.57          2.91
                                        --------   --------   --------  --------      --------
Dividends and distributions
Dividends from net investment
  income...............................    (0.06)     (0.03)     (0.05)    (0.11)        (0.08)
Distributions from capital gains.......    (0.24)     (1.89)     (1.15)    (0.69)        (1.89)
                                        --------   --------   --------  --------      --------
 Total dividends and distributions.....    (0.30)     (1.92)     (1.20)    (0.80)        (1.97)
                                        --------   --------   --------  --------      --------
Net asset value at end of year......... $  10.21   $  13.89   $  16.15  $  12.71      $  10.94
                                        --------   --------   --------  --------      --------
TOTAL RETURN:..........................   (24.49)%    (1.99)%    37.13%    23.49%        29.11%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted)...................... $403,925   $549,982   $589,285  $443,997      $373,326
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York....................     0.88%      0.86%      0.85%     0.82%         0.82%***
 Expenses, prior to waiver from The
   Bank of New York....................     0.88%      0.86%      0.86%     0.91%         0.88%***
 Net investment income, net of
   waiver from the Bank of New
   York................................     0.49%      0.18%      0.36%     0.73%         0.89%***
Portfolio turnover rate................       14%        16%        18%       26%           37%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

                                                               Investor Shares
                                           ---------------------------------------------------
                                                                                  For the period
                                                  Year ended December 31,          May 1, 1997*
                                           ------------------------------------       through
                                            2001      2000      1999     1998    December 31, 1997
                                           -------   -------   -------  -------  -----------------
PER SHARE DATA:
Net asset value at beginning of period.... $ 13.78   $ 16.05   $ 12.65  $ 10.92       $10.70
                                           -------   -------   -------  -------       ------
Gain (loss) from investment operations
Net investment income (loss)..............    0.03     (0.01)     0.01     0.11         0.06
Net realized and unrealized gain (loss) on
  investments.............................   (3.41)    (0.35)     4.57     2.42         2.12
                                           -------   -------   -------  -------       ------
 Total from investment operations.........   (3.38)    (0.36)     4.58     2.53         2.18
                                           -------   -------   -------  -------       ------
Dividends and distributions
Dividends from net investment income......   (0.03)    (0.02)    (0.03)   (0.11)       (0.07)
Distributions from capital gains..........   (0.24)    (1.89)    (1.15)   (0.69)       (1.89)
                                           -------   -------   -------  -------       ------
 Total dividends and distributions........   (0.27)    (1.91)    (1.18)   (0.80)       (1.96)
                                           -------   -------   -------  -------       ------
Net asset value at end of year............ $ 10.13   $ 13.78   $ 16.05  $ 12.65       $10.92
                                           -------   -------   -------  -------       ------
TOTAL RETURN:.............................  (24.63)%   (2.14)%   36.83%   23.26%       20.37%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $17,576   $24,744   $18,642  $11,047       $6,464
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York...............................    1.13%     1.11%     1.11%    1.07%        1.07%***
 Expenses, prior to waiver from The Bank
   of New York............................    1.13%     1.11%     1.14%    1.21%        1.16%***
 Net investment income (loss), net of
   waiver from the Bank of New York.......    0.24%    (0.07)%    0.10%    0.50%        0.54%***
Portfolio turnover rate...................      14%       16%       18%      26%          37%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Schedule of Investments

         December 31, 2001

Number of
 Shares                                US$ Value
---------                              ----------
          Common Stocks--102.4%
          Australia--3.9%
   64,590 AMP Ltd..................... $  609,695
  175,600 BHP Billiton Ltd............    943,844
  300,907 Boral Ltd...................    506,775
   76,510 Foodland Associated Ltd.....    479,779
  253,746 Harvey Norman
          Holdings Ltd................    526,067
   61,205 National Australia Bank Ltd.    998,204
1,107,900 Pasminco Ltd.* (a)..........          0
  102,697 TABCORP Holdings Ltd........    517,296
  202,270 Telestra Corp. Ltd..........    563,270
  148,900 The News Corp. Ltd..........  1,190,743
   35,843 Toll Holdings Ltd...........    510,829
                                       ----------
                                        6,846,502
                                       ----------
          Belgium--1.2%
   80,000 Dexia.......................  1,150,387
   40,000 Fortis......................  1,038,198
                                       ----------
                                        2,188,585
                                       ----------
          Finland--3.1%
  215,050 Nokia Corp..................  5,545,230
                                       ----------
          France--19.7%
   20,000 Altran Technologies SA......    903,749
   25,000 Atos Origin SA*.............  1,637,210
   37,000 Aventis SA..................  2,627,326
   26,961 BNP Paribas SA..............  2,412,591
   40,000 Bouygues SA.................  1,310,658
    8,000 Compagnie de Saint-Gobain...  1,207,372
   40,000 Essilor International SA CIE
          Generale D'Optique..........  1,209,153
    4,600 Groupe Danone...............    561,125
   10,000 L'Air Liquide SA............  1,401,478
   33,000 Lafarge SA..................  3,082,272

Number of
 Shares                   US$ Value
---------                 ---------
          Common Stocks (Continued)

 22,000 Pechiney SA................. $ 1,134,182
 18,000 Pinault-Printemps-
        Redoute SA..................   2,317,514
 25,000 PSA Peugeot Citroen.........   1,062,906
 20,000 Publicis Groupe.............     529,784
 17,000 Sanofi-Synthelabo SA........   1,268,453
 91,602 STMicroelectronics NV.......   2,940,301
 30,000 Thales SA...................   1,035,082
 80,000 Thomson Multimedia*.........   2,457,484
 22,000 TotalFinaElf SA.............   3,142,018
 49,400 Vivendi Universal SA........   2,705,102
                                     -----------
                                      34,945,760
                                     -----------
        Germany--4.0%
 16,000 Deutsche Bank AG............   1,129,730
 29,500 Henkel KGaA.................   1,654,795
 18,953 SAP AG*.....................   2,468,902
 27,037 Siemens AG..................   1,801,905
                                     -----------
                                       7,055,332
                                     -----------
        Hong Kong--2.4%
 65,000 Cheung Kong
        (Holdings) Ltd..............     675,182
 70,400 Hang Seng Bank Ltd..........     774,157
134,000 Henderson Land
        Development Co. Ltd.........     604,881
121,000 Hong Kong Electric
        Holdings Ltd................     449,993
108,200 Hutchison Whampoa Ltd.......   1,044,134
 84,000 Sun Hung Kai Properties Ltd.     678,644
                                     -----------
                                       4,226,991
                                     -----------
        Ireland--1.9%
140,000 Bank of Ireland.............   1,325,082
121,400 CRH PLC.....................   2,141,571
                                     -----------
                                       3,466,653
                                     -----------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2001

Number of
 Shares                                 US$ Value
---------                               ----------
          Common Stocks (Continued)
          Italy--4.2%
 100,000  Assicurazioni Generali SpA... $2,778,025
  67,000  Bulgari SpA..................    520,203
 111,000  Eni SpA......................  1,391,577
 190,000  Telecom Italia SpA...........  1,624,076
 300,000  UniCredito Italiano SpA......  1,204,701
                                        ----------
                                         7,518,582
                                        ----------
          Japan--17.9%
  26,000  Aeon Co. Ltd.................    587,212
  90,000  Ajinomoto Co., Inc...........    878,987
  85,000  Asahi Glass Co. Ltd..........    502,632
  38,000  Canon, Inc...................  1,307,645
     110  East Japan Railway Co........    531,283
  23,000  Eisai Co. Ltd................    572,104
  31,000  Fuji Photo Film Co. Ltd......  1,106,974
  73,000  Hitachi Ltd..................    534,717
  19,000  Honda Motor Co. Ltd..........    758,202
  47,000  Isetan Co. Ltd...............    481,619
  11,000  Ito-Yokado Co. Ltd...........    496,872
  49,900  Kansai Electric Power
          Co., Inc.....................    714,652
  52,000  Kao Corp.....................  1,081,184
  18,400  Konami Corp..................    546,132
  56,000  Matsushita Electric
          Industrial Co. Ltd...........    719,121
 104,000  Mitsubishi Corp..............    675,294
     166  Mitsubishi Tokyo Financial
          Group, Inc...................  1,113,337
   7,000  Murata Manufacturing Co. Ltd.    419,808
  86,000  NEC Corp.....................    877,323
   3,500  Nintendo Co. Ltd.............    612,887
      93  Nippon Telegraph &
          Telephone Corp. (NTT)........    302,999

Number of
 Shares                                 US$ Value
---------                              -----------
          Common Stocks (Continued)
 180,000  Nissan Motor Co. Ltd........ $   954,525
      98  NTT DoCoMo, Inc.............   1,151,534
      40  Orix Corp...................       3,583
  22,800  Pioneer Corp................     497,543
  11,500  Promise Co. Ltd.............     622,120
  47,000  Ricoh Co. Ltd...............     875,019
   3,300  Rohm Co. Ltd................     428,300
 131,000  Sanyo Electric Co. Ltd......     618,717
  16,000  Secom Co. Ltd...............     803,296
  72,000  Sekisui House Ltd...........     521,898
  13,000  Seven-Eleven Japan Co. Ltd..     474,134
  25,500  Shin-Etsu Chemical Co. Ltd..     916,412
  22,100  Sony Corp...................   1,010,064
 156,000  Sumitomo Chemical Co. Ltd...     529,681
  73,000  Sumitomo Electric Industries
          Ltd.........................     509,652
 158,800  Sumitomo Mitsui Banking
          Corp........................     672,471
  38,000  Takeda Chemical Industries
          Ltd.........................   1,719,365
  93,000  The Nomura Holdings, Inc....   1,192,126
  56,700  The Tokyo Electric Power
          Co., Inc....................   1,207,027
  58,400  Toyota Motor Corp...........   1,479,384
  40,000  Yamato Transport Co. Ltd....     753,853
                                       -----------
                                        31,761,688
                                       -----------
          Netherlands--5.3%
  45,000  Aegon NV....................   1,218,057
  34,900  Ahold NV*...................   1,015,521
  80,000  Philips Electronics NV......   2,377,705
  50,000  Royal Dutch Petroleum Co....   2,533,167
  75,000  Verenigde Nederlandse
          Uitgeversbedrijven NV.......   2,304,559
                                       -----------
                                         9,449,009
                                       -----------

See notes to financial statements.

         BNY Hamilton International Equity fund

         December 31, 2001

Number of
 Shares                                 US$ Value
---------                               ----------
          Common Stocks (Continued)
          New Zealand--0.1%
   36,200 Sky City Entertainment
          Group Ltd.................... $   94,966
   53,930 The Warehouse
          Group Ltd....................    148,215
                                        ----------
                                           243,181
                                        ----------
          Philippines--0.0%
1,750,000 Pryce Corp.*.................      5,257
                                        ----------
          Singapore--0.8%
   68,000 DBS Group Holdings Ltd.......    508,205
  132,000 Keppel Land Ltd..............    122,957
   60,929 United Overseas Bank Ltd.....    419,062
   59,000 Venture Manufacturing
          (Singapore) Ltd..............    424,966
                                        ----------
                                         1,475,190
                                        ----------
          Spain--2.9%
   45,163 Banco Popular Espanol SA.....  1,483,048
   48,404 Industria de Diseno Textil SA
          (Inditex)*...................    922,740
  200,000 Telefonica SA................  2,676,520
                                        ----------
                                         5,082,308
                                        ----------
          Sweden--2.0%
  271,000 Ericsson AB, B Shares........  1,472,587
   41,000 Securitas AB, B Shares.......    777,811
  170,000 Skandia Forsakrings AB.......  1,231,684
                                        ----------
                                         3,482,082
                                        ----------
          Switzerland--6.3%
   84,308 ABB Ltd......................    812,460
   65,000 Credit Suisse Group..........  2,771,788
   14,000 Nestle SA, B Shares..........  2,985,003
  100,000 Novartis AG..................  3,613,805

Number of
 Shares                                  US$ Value
---------                               ------------
          Common Stocks (Continued)
   20,000 UBS AG....................... $  1,009,456
                                        ------------
                                          11,192,512
                                        ------------
          United Kingdom--26.7%
   40,000 AstraZeneca PLC..............    1,803,522
  425,000 BAE SYSTEMS PLC..............    1,914,387
   60,000 Barclays PLC.................    1,986,610
  660,000 BP PLC.......................    5,129,384
   85,979 British Sky BroadcastingGroup
          PLC*.........................      946,007
  170,000 Cable & Wireless PLC.........      817,712
  533,500 Centrica PLC.................    1,723,723
  183,010 Compass Group PLC............    1,371,709
  206,000 Diageo PLC...................    2,353,515
  220,000 GlaxoSmithKline PLC..........    5,516,810
  130,000 HBOS PLC.....................    1,506,040
  190,000 HSBC Holdings PLC............    2,228,788
  300,000 Kingfisher PLC...............    1,750,837
  400,000 Legal & GeneralGroup PLC.....      919,808
  231,085 Lloyds TSB Group PLC.........    2,508,942
   70,000 Reckitt Benckiser PLC........    1,018,775
   71,100 Reed International PLC.......      585,688
  100,000 Royal Bank of ScotlandGroup
          PLC..........................    2,433,416
  333,539 Shell Transport & TradingCo.
          PLC..........................    2,307,006
  518,134 Tesco PLC....................    1,877,680
2,595,000 Vodafone Group PLC...........    6,788,695
                                        ------------
                                          47,489,054
                                        ------------
          Total Common Stocks
          (Cost $186,325,150)..........  181,973,916
                                        ------------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2001

Number of
 Shares                                   US$ Value
---------                                ------------
          Warrants--0.0%
          Germany--0.0%
   50     Muenchener
          Rueckversicherungs--
          Gesellschaft AG, expiring
          6/03/2002
          (Cost $2,030)................. $      3,139
                                         ------------
          Total Investments
          (Cost $186,327,180)(b)--
          102.4%........................  181,977,055
          Liabilities in excess of other
          assets--(2.4)%................   (4,210,426)
                                         ------------
          Net Assets--100.0%............ $177,766,629
                                         ------------

* Non-income producing security.
(a)The security has been placed in voluntary administration. Trading has been suspended since September 20, 2001.
(b)The cost stated also approximates the aggregated cost for Federal income tax purposes. At December 31, 2001, net unrealized depreciation was $21,208,332 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $3,262,046 and aggregate gross unrealized depreciation of $24,470,378.

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Industry Diversification

         December 31, 2001

                                                                 % of
                                                                Total
                                                 US$ Value    Net Assets
                                                 ---------    ----------
        Advertising and Marketing Services..... $    529,784       0.3%
        Aerospace and Defense..................    2,949,469       1.7
        Aluminum, Steel and Other Metals.......    1,134,182       0.6
        Automotive.............................    4,255,017       2.4
        Banking and Finance....................   25,066,061      14.1
        Beverages, Food and Tobacco............    8,150,339       4.6
        Building and Building Products.........    8,248,648       4.6
        Business Equipment and Services........      803,296       0.4
        Chemicals..............................    6,221,731       3.5
        Communications, Media and Entertainment    6,000,871       3.4
        Computer Services......................    1,637,210       0.9
        Computers--Software and Peripherals....    2,468,902       1.4
        Consumer Goods and Services............    2,316,127       1.3
        Diversified Operations.................    1,821,945       1.0
        Electronic Equipment and Components....   15,998,365       9.0
        Engineering............................      903,749       0.5
        Export Trading.........................      675,294       0.4
        Financial Services.....................    5,429,120       3.1
        Hotels and Gaming......................      612,262       0.3
        Household and Personal Care Products...    2,099,959       1.2
        Insurance..............................    6,757,269       3.8
        Manufacturing..........................    3,116,997       1.7
        Mining.................................      943,844       0.5
        Oil and Gas............................   14,508,409       8.2
        Pharmaceuticals........................   15,402,020       8.7
        Publishing.............................    2,890,247       1.6
        Real Estate Development................    2,603,562       1.5
        Retail--Apparel and Shoes..............      922,740       0.5
        Retail--Department Stores..............    2,947,348       1.7
        Retail--Discount Stores................      526,067       0.3
        Retail--Food Stores....................    4,931,198       2.8
        Retail--Specialty Stores...............    2,271,040       1.3
        Telecommunications.....................   20,942,623      11.8
        Transportation.........................    1,795,965       1.0
        Utilities--Gas and Electric............    4,095,395       2.3
                                                ------------    ------
        Total Value of Investments.............  181,977,055     102.4
        Liabilities in excess of other assets..   (4,210,426)     (2.4)
                                                ------------    ------
        Net Assets............................. $177,766,629    100.0 %
                                                ------------    ------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Statement of Assets and Liabilities

         December 31, 2001

Assets:
 Investments at market value, (Cost $186,327,180)............ $181,977,055
 Foreign currency, at value (Cost $634,591)..................      541,711
   Receivables:
   Investments sold..........................................    9,646,284
   Dividends.................................................      302,599
   Capital stock sold........................................      222,333
 Deferred organization costs and other assets................       18,494
                                                              ------------
   Total Assets..............................................  192,708,476
                                                              ------------
Liabilities:
 Due to custodian............................................    3,791,866
 Payables:
   Capital stock repurchased.................................    5,674,207
   Investments purchased.....................................    5,129,178
   Services provided by The Bank of New York and
    Administrator............................................      183,332
 Accrued expenses and other liabilities......................      163,264
                                                              ------------
   Total Liabilities.........................................   14,941,847
                                                              ------------
Net Assets:.................................................. $177,766,629
                                                              ------------
Sources of Net Assets:
 Capital stock @ par......................................... $     19,022
 Capital surplus.............................................  252,446,164
 Undistributed net investment loss...........................     (825,922)
 Accumulated net realized loss on investments................  (69,392,464)
 Net unrealized depreciation on investments and foreign
   currency denominated assets and liabilities...............   (4,480,171)
                                                              ------------
Net Assets................................................... $177,766,629
                                                              ------------
Institutional Shares:
 Net assets.................................................. $172,417,036
                                                              ------------
 Shares outstanding..........................................   18,444,227
                                                              ------------
 Net asset value, offering price and repurchase price per
   share..................................................... $       9.35
                                                              ------------
Investor Shares:
 Net assets.................................................. $  5,349,593
                                                              ------------
 Shares outstanding..........................................      577,366
                                                              ------------
 Net asset value, offering price and repurchase price per
   share..................................................... $       9.27
                                                              ------------
Institutional Shares authorized @ $.001 par value............  200,000,000
Investor Shares authorized @ $.001 par value.................  200,000,000

     Statement of Operations

For the year ended December 31, 2001

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $479,503)............................... $  3,169,576
            Interest....................................      166,741
                                                         ------------
             Total Income...............................    3,336,317
                                                         ------------
          Expenses:
            Advisory....................................    1,942,239
            Administration..............................      456,998
            Custodian...................................      158,412
            Transfer agent..............................      154,846
            Accounting services.........................       77,923
            Audit.......................................       29,567
            Registration and filings....................       19,100
            12b-1 fee--Investor Shares..................       15,542
            Directors...................................       13,876
            Reports to shareholders.....................        8,387
            Legal.......................................        4,675
            Amortization of organization cost...........        4,015
            Cash management.............................        3,909
            Insurance...................................        1,224
            Other.......................................       28,762
                                                         ------------
             Total Expenses.............................    2,919,475
                                                         ------------
             Net Investment Income......................      416,842
                                                         ------------
          Realized and Unrealized Loss on
           Investments:
            Net realized loss on:
             Investments................................  (61,427,082)
             Foreign currency transactions..............   (1,584,113)
                                                         ------------
            Net realized loss on investments and
             foreign currency transactions..............  (63,011,195)
                                                         ------------
            Increase in unrealized depreciation on:
             Investments................................   (4,187,690)
             Foreign currency denominated assets and
              liabilities...............................      (64,147)
                                                         ------------
            Net unrealized loss on investments and
             foreign currency denominated assets and
             liabilities during the year................   (4,251,837)
                                                         ------------
            Net realized and unrealized loss on
             investments and foreign currency
             transactions during the year...............  (67,263,032)
                                                         ------------
            Net decrease in net assets resulting from
             operations................................. $(66,846,190)
                                                         ------------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Statements of Changes in Net Assets

                                                                                                       Year ended December 31,
                                                                                                    ----------------------------
                                                                                                        2001           2000
                                                                                                    -------------  -------------
Operations:
  Net investment income (loss)..................................................................... $     416,842  $     (13,431)
  Net realized gain (loss) on investments and foreign currency transactions........................   (63,011,195)     5,400,244
  Increase in unrealized depreciation on investments and foreign currency denominated assets
   and liabilities during the year.................................................................    (4,251,837)   (82,895,126)
                                                                                                    -------------  -------------
   Net decrease in net assets resulting from operations............................................   (66,846,190)   (77,508,313)
                                                                                                    -------------  -------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Institutional Shares.......................................            --       (235,965)
  Investor Shares..................................................................................            --         (6,587)
  Distributions from capital gains: Institutional Shares...........................................            --    (19,350,373)
   Investor Shares.................................................................................            --       (544,256)
                                                                                                    -------------  -------------
                                                                                                               --    (20,137,181)
                                                                                                    -------------  -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares...........................................   280,980,255    232,448,029
   Investor Shares.................................................................................    34,358,261    184,531,872
  Proceeds from shares issued on reinvestment of dividends and distributions: Institutional Shares.            --     16,269,168
   Investor Shares.................................................................................            --        549,891
  Value of capital stock repurchased: Institutional Shares.........................................  (311,649,126)  (157,810,611)
   Investor Shares.................................................................................   (34,806,905)  (188,219,920)
                                                                                                    -------------  -------------
  Net increase (decrease) in net assets resulting from capital stock transactions..................   (31,117,515)    87,768,429
                                                                                                    -------------  -------------
   Decrease in Net Assets..........................................................................   (97,963,705)    (9,877,065)
Net Assets:
  Beginning of year................................................................................   275,730,334    285,607,399
                                                                                                    -------------  -------------
  End of year (includes undistributed net investment loss of $825,922 at December 31, 2001 and undistributed net investment loss of $178,693 at December 31, 2000)......................... $ 177,766,629  $ 275,730,334
                                                                                                    -------------  -------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares................................................................    29,475,743     14,712,864
   Investor Shares.................................................................................     3,576,527     11,430,599
  Shares issued on reinvestment of dividends and distributions: Institutional Shares...............            --      1,268,322
   Investor Shares.................................................................................            --         43,160
  Shares repurchased: Institutional Shares.........................................................   (32,475,312)    (9,994,988)
   Investor Shares.................................................................................    (3,611,746)   (11,543,822)
                                                                                                    -------------  -------------
   Net increase (decrease).........................................................................    (3,034,788)     5,916,135
  Shares outstanding, beginning of year............................................................    22,056,381     16,140,246
                                                                                                    -------------  -------------
  Shares outstanding, end of year..................................................................    19,021,593     22,056,381
                                                                                                    -------------  -------------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Financial Highlights

                                                                     Institutional Shares
                                              ---------------------------------------------------------------
                                                                                                For the period
                                                          Year ended December 31,               April 1, 1997*
                                              -----------------------------------------------       through
                                                2001       2000          1999          1998    December 31, 1997
                                              --------   --------      --------      --------  -----------------
PER SHARE DATA:
Net asset value at beginning of period....... $  12.50   $  17.70      $  12.90      $  10.69       $ 10.00
                                              --------   --------      --------      --------       -------
Gain (loss) from investment operations
Net investment income........................     0.02         --/(1)/       --/(1)/     0.03          0.02
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions...............................    (3.17)     (4.23)         5.55          2.20          0.67
                                              --------   --------      --------      --------       -------
  Total from investment operations...........    (3.15)     (4.23)         5.55          2.23          0.69
                                              --------   --------      --------      --------       -------
Dividends and distributions
Dividends from net investment income.........       --      (0.01)        (0.03)        (0.02)           --
Distributions from capital gains.............       --      (0.96)        (0.72)           --            --
                                              --------   --------      --------      --------       -------
  Total dividends and distributions..........       --      (0.97)        (0.75)        (0.02)           --
                                              --------   --------      --------      --------       -------
Net asset value at end of period............. $   9.35   $  12.50      $  17.70      $  12.90       $ 10.69
                                              --------   --------      --------      --------       -------
TOTAL RETURN:................................   (25.20)%   (23.99)%       43.45%        20.84%         6.90**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted).. $172,417   $268,147      $273,597      $177,363       $94,806
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of
   New York..................................     1.27%      1.22%         1.24%         1.27%         1.26***
  Expenses, prior to waiver from The Bank of
   New York..................................     1.27%      1.22%         1.24%         1.32%         1.49***
  Net investment income, net of waiver from
   The Bank of New York......................     0.19%        --          0.01%         0.54%         0.26***
Portfolio turnover rate......................      169%        86%           84%           75%           36%

/(1)/Less than $0.01 per share.
*    Commencement of investment operations.
**   Not annualized.
***  Annualized.

See notes to financial statements.

         BNY Hamilton International Equity Fund

                                                                 Investor Shares
                                             ---------------------------------------------------
                                                                                    For the period
                                                    Year ended December 31,          May 1, 1997*
                                             ------------------------------------       through
                                              2001      2000      1999      1998   December 31, 1997
                                             -------   -------   -------   ------  -----------------
PER SHARE DATA:
Net asset value at beginning of period...... $ 12.38   $ 17.59   $ 12.84   $10.66       $10.19
                                             -------   -------   -------   ------       ------
Gain (loss) from investment operations
Net investment income (loss)................   (0.01)    (0.03)    (0.04)    0.03         0.02
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions..............................   (3.10)    (4.21)     5.51     2.17         0.45
                                             -------   -------   -------   ------       ------
 Total from investment operations...........   (3.11)    (4.24)     5.47     2.20         0.47
                                             -------   -------   -------   ------       ------
Dividends and distributions
Dividends from net investment income........      --     (0.01)       --    (0.02)          --
Distributions from capital gains............      --     (0.96)    (0.72)      --           --
                                             -------   -------   -------   ------       ------
 Total dividends and distributions..........      --     (0.97)    (0.72)   (0.02)          --
                                             -------   -------   -------   ------       ------
Net asset value at end of period............ $  9.27   $ 12.38   $ 17.59   $12.84       $10.66
                                             -------   -------   -------   ------       ------
TOTAL RETURN:...............................  (25.12)%  (24.19)%   43.00%   20.61%        4.61%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted). $ 5,350   $ 7,583   $12,010   $5,391       $2,560
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York.................................    1.52%     1.43%     1.52%    1.52%        1.52%***
 Expenses, prior to waiver from The Bank of
   New York.................................    1.52%     1.43%     1.55%    1.65%        1.75%***
 Net investment income (loss), net of waiver
   from The Bank of New York................   (0.09)%   (0.20)%   (0.27)%   0.32%        0.33%***
Portfolio turnover rate.....................     169%       86%       84%      75%          36%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Schedule of Investments

         December 31, 2001

 Number of
  Shares                                        Value
-----------                                  -----------
               Common Stocks--99.1%
               Bank Holding Companies--12.7%
    409,700    Banknorth Group, Inc......... $ 9,226,444
    204,600    Commerce Bancorp, Inc........   8,048,964
     29,000    Doral Financial Corp.........     905,090
    109,200    First Sentinel Bancorp, Inc..   1,367,184
     99,100    Golden State Bancorp, Inc....   2,591,465
     95,200    Greater Bay Bancorp..........   2,720,816
     57,700    Hudson United Bancorp........   1,655,990
    126,200    New York Community
               Bancorp, Inc.................   2,886,194
     35,420    Southern Financial Bancorp,
               Inc..........................     937,567
    361,400    UCBH Holdings, Inc...........  10,278,216
     85,600    Wilmington Trust Corp........   5,419,336
                                             -----------
                                              46,037,266
                                             -----------
               Chemicals--0.7%
     88,000    H.B. Fuller Co...............   2,531,760
                                             -----------
               Coal--1.2%
    191,200    Arch Coal, Inc...............   4,340,240
                                             -----------
               Communications, Media and
               Entertainment--1.6%
    115,500    Scholastic Corp.*............   5,813,115
                                             -----------
               Computers--Software and Peripherals--4.7%
     89,100    Activision, Inc.*............   2,317,491
    169,300    Concurrent Computer
               Corp.*.......................   2,514,105
    126,000    Diebod, Inc..................   5,095,440
    130,700    Informatica Corp.*...........   1,896,457
     71,800    Openwave Systems, Inc.*......     702,922
    207,000    Quovadx, Inc.*...............   1,894,050
     50,400    Research In Motion Ltd.*.....   1,195,488
     39,600    SeaChange International,
               Inc.*........................   1,351,152
                                             -----------
                                              16,967,105
                                             -----------

 Number of
  Shares                                      Value
-----------                                -----------
               Common Stocks (Continued)
               Consumer Goods and Services--3.3%
    195,000    Rayovac Corp.*............. $ 3,432,000
    179,665    The Scotts Co.*............   8,552,054
                                           -----------
                                            11,984,054
                                           -----------
               Distribution and Wholesale--0.8%
    232,800    Bell Microproducts, Inc.*..   2,937,936
                                           -----------
               Education--4.7%
     35,250    Apollo Group, Inc.*........   1,586,603
    114,100    Career Education Corp.*....   3,911,348
    203,256    DeVry, Inc.*...............   5,782,633
    158,420    ITT Educational Services,
               Inc.*......................   5,840,945
                                           -----------
                                            17,121,529
                                           -----------
               Electronic Equipment and
               Components--10.2%
    175,600    Alpha Industries, Inc.*....   3,828,080
    165,700    Asyst Technologies, Inc.*..   2,114,332
    164,604    Avnet, Inc.................   4,192,464
    170,900    Axcelis Technologies, Inc.*   2,202,901
    140,000    Cable Design Technologies
               Corp.*.....................   1,915,200
    107,800    Fairchild Semiconductor
               Corp.*.....................   3,039,960
    113,000    Jabil Circuit, Inc.*.......   2,567,360
     75,700    Lattice Semiconductor
               Corp.*.....................   1,557,149
    187,045    Microchip Technology,
               Inc.*......................   7,246,123
    162,900    Pemstar, Inc.*.............   1,954,800
    176,300    Therma-Wave, Inc.*.........   2,630,396
    161,500    Vitesse Semiconductor
               Corp.*.....................   2,007,445
     98,900    Zygo Corp.*................   1,572,510
                                           -----------
                                            36,828,720
                                           -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         December 31, 2001

Number of
 Shares                                      Value
----------                                -----------
              Common Stocks (Continued)
              Entertainment--1.9%
    99,500    International Speedway
              Corp....................... $ 3,890,450
   196,800    Six Flags, Inc.............   3,026,784
                                          -----------
                                            6,917,234
                                          -----------
              Food Wholesaling--1.5%
   158,000    Performance Food Group
              Co.*.......................   5,556,860
                                          -----------
              Forest and Paper Products--0.5%
   167,300    Buckeye Technologies, Inc.*   1,923,950
                                          -----------
              Health and Medical Facilities--7.1%
   248,400    Community Health Systems,
              Inc.*......................   6,334,200
    80,200    LifePoint Hospitals, Inc.*.   2,730,008
   126,700    Province Healthcare Co.*...   3,909,962
   103,800    Quest Diagnostics, Inc.*...   7,443,498
   125,200    Universal Health Services,
              Inc., Class B..............   5,356,056
                                          -----------
                                           25,773,724
                                          -----------
              Health Care Products and Services--3.8%
   158,000    AdvancePCS*................   4,637,300
   104,000    Patterson Dental Co.*......   4,256,720
   147,900    Renal Care Group, Inc.*....   4,747,590
                                          -----------
                                           13,641,610
                                          -----------
              Household and Personal Care
              Products--0.5%
    62,600    Maytag Corp................   1,942,478
                                          -----------
              Investment Management--1.7%
    59,800    Legg Mason, Inc............   2,988,804
    96,900    Waddell & Reed Financial,
              Inc........................   3,120,180
                                          -----------
                                            6,108,984
                                          -----------

Number of
 Shares                                      Value
----------                                -----------
              Common Stocks (Continued)
              Manufacturing--2.0%
    34,600    Maverick Tube Corp.*....... $   448,070
   178,940    Waters Corp.*..............   6,933,925
                                          -----------
                                            7,381,995
                                          -----------
              Media--5.5%
   219,700    Entravision Communications
              Corp.*.....................   2,625,415
   142,060    Gemstar-TV Guide
              International, Inc.*.......   3,935,062
   156,000    Hispanic Broadcasting
              Corp.*.....................   3,978,000
   147,210    Radio One, Inc.*...........   2,718,969
   377,020    Radio One, Inc., Class D*..   6,790,130
                                          -----------
                                           20,047,576
                                          -----------
              Mining--0.3%
    51,000    KEMET Corp.*...............     905,250
                                          -----------
              Oil and Gas--2.4%
   513,000    Grey Wolf, Inc.*...........   1,523,610
    77,100    Newfield Exploration Co.*..   2,737,821
    95,700    Stolt Offshore SA ADR*.....     861,300
    88,600    Stone Energy Corp.*........   3,499,700
                                          -----------
                                            8,622,431
                                          -----------
              Oil Field Services and Equipment--4.9%
   201,400    Cal Dive International,
              Inc.*......................   4,970,552
    56,700    Core Laboratories NV*......     794,934
   122,960    National-Oilwell, Inc.*....   2,534,206
    94,900    Patterson-UTI Energy, Inc.*   2,212,119
   194,200    Precision Drilling Corp.*..   5,014,244
   167,800    Superior Energy Services,
              Inc.*......................   1,451,470
    64,750    Varco International, Inc.*.     969,955
                                          -----------
                                           17,947,480
                                          -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         December 31, 2001

Number of
 Shares                                      Value
----------                                -----------
              Common Stocks (Continued)
              Pharmaceuticals--7.4%
   157,700    Alkermes, Inc.*............ $ 4,156,972
    91,200    AmerisourceBergen Corp.....   5,795,760
   185,250    Celgene Corp.*.............   5,913,180
    65,000    Cephalon, Inc.*............   4,913,025
    49,400    Enzon, Inc.*...............   2,780,232
    91,650    Shire Pharmaceuticals Group
              PLC ADR*...................   3,354,390
                                          -----------
                                           26,913,559
                                          -----------
              Printing and Publishing--0.8%
    52,400    Lee Enterprises, Inc.......   1,905,788
    20,800    The McClatchy Co...........     977,600
                                          -----------
                                            2,883,388
                                          -----------
              Records Storage--1.2%
    95,345    Iron Mountain, Inc.*.......   4,176,111
                                          -----------
              Retail--Apparel and Shoes--6.3%
    32,900    Abercrombie & Fitch Co.*...     872,837
   152,700    American Eagle Outfitters,
              Inc.*......................   3,996,159
   142,900    Coach, Inc.*...............   5,570,242
   272,100    Foot Locker, Inc...........   4,258,365
   139,200    The Men's Wearhouse,
              Inc.*......................   2,874,480
   192,100    Too, Inc.*.................   5,282,750
                                          -----------
                                           22,854,833
                                          -----------
              Retail--Discount Stores--1.2%
   100,000    BJ's Wholesale Club, Inc.*.   4,410,000
                                          -----------
              Retail--Specialty Stores--6.0%
   164,500    Barnes & Noble, Inc.*......   4,869,200
    87,700    Columbia Sportswear Co.*...   2,920,410
    60,100    Electronics Boutique
              Holdings Corp.*............   2,400,394

Number of
 Shares                                      Value
----------                                ------------
              Common Stocks (Continued)
    69,800    Ethan Allen Interiors, Inc. $  2,902,982
    63,500    Tiffany & Co...............    1,998,345
   156,500    Williams-Sonoma, Inc.*.....    6,713,850
                                          ------------
                                            21,805,181
                                          ------------
              Telecommunications--1.2%
   133,800    Powerwave Technologies,
              Inc.*......................    2,312,064
    72,400    Western Wireless Corp.*....    2,045,300
                                          ------------
                                             4,357,364
                                          ------------
              Transportation--2.0%
    46,300    Arkansas Best Corp.*.......    1,334,366
    39,300    Roadway Corp...............    1,442,310
    27,300    Swift Transportation Co.,
              Inc.*......................      587,223
    35,000    USFreightways Corp.........    1,099,000
    60,700    Werner Enterprises, Inc....    1,475,010
    54,800    Yellow Corp.*..............    1,375,480
                                          ------------
                                             7,313,389
                                          ------------
              Waste Management--1.0%
   117,400    Waste Connections, Inc.*...    3,638,226
                                          ------------
              Total Common Stocks
              (Cost $302,921,912)........  359,683,348
                                          ------------
              Warrants--0.0%
              Bank Holding Companies--0.0%
   247,300    Dime Bancorp, Inc. (a)*....       37,095
                                          ------------
              Communications, Media and
              Entertainment--0.0%
        15    Acclaim Entertainment
              expiring 4/04/2002*........            4
                                          ------------
              Total Warrants
              (Cost $70,812).............       37,099
                                          ------------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         December 31, 2001

Number of
 Shares                                  Value
---------                              ----------
          Rights--0.0%
          Financial Services--0.0%
   36,540 Bank United Corp.*
          (Cost $0)................... $    3,654
                                       ----------
          Money Market Fund--
          1.7%
6,096,889 ACM Institutional Reserves
          (Prime Portfolio), 1.82% (b)
          (Cost $6,096,889)...........  6,096,889
                                       ----------

  Total Investments
  (Cost $309,089,613) (c)--
  100.8%...................  365,820,990
  Liabilities in excess of
  other assets--(0.8%).....   (2,935,578)
                            ------------
  Net Assets--100.0%....... $362,885,412
                            ------------

ADRAmerican Depositary Receipt.
(a)Warrant has neither a strike price nor expiration date. Warrant represents a potential distribution for a legal claim settlement.
(b)Represents annualized 7 day yield at December 31, 2001.
(c)The cost stated also approximates the aggregated cost for Federal income tax purposes. At December 31, 2001, net unrealized appreciation was $56,731,377 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $79,306,164 and aggregate gross unrealized depreciation of $22,574,787.
*  Non-income producing security.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Statement of Assets and Liabilities

         December 31, 2001

            Assets:
              Investments at market value,
               (Cost $309,089,613)..................... $365,820,990
              Cash.....................................          425
              Receivables:
              Dividends................................       60,524
              Interest.................................        7,551
              Deferred organization costs and other
               assets..................................       20,027
                                                        ------------
               Total Assets............................  365,909,517
                                                        ------------
            Liabilities:
              Payables:
               Investments purchased...................    2,588,615
               Services provided by The Bank of
                New York and Administrator.............      325,042
               Capital stock repurchased...............        5,254
              Accrued expenses and other liabilities...      105,194
                                                        ------------
               Total Liabilities.......................    3,024,105
                                                        ------------
            Net Assets:................................ $362,885,412
                                                        ------------
            Sources of Net Assets:
              Capital stock @ par...................... $     23,380
              Capital surplus..........................  301,497,085
              Accumulated net realized gain on
               investments.............................    4,633,570
              Net unrealized appreciation on
               investments.............................   56,731,377
                                                        ------------
            Net Assets................................. $362,885,412
                                                        ------------
            Institutional Shares:
              Net assets............................... $348,753,428
                                                        ------------
              Shares outstanding.......................   22,460,517
                                                        ------------
              Net asset value, offering price and
               repurchase price per share.............. $      15.53
                                                        ------------
            Investor Shares:
              Net assets............................... $ 14,131,984
                                                        ------------
              Shares outstanding.......................      919,927
                                                        ------------
              Net asset value, offering price and
               repurchase price per share.............. $      15.36
                                                        ------------
            Institutional Shares authorized @ $.001 par
             value.....................................  200,000,000
            Investor Shares authorized @ $.001 par
             value.....................................  200,000,000

      Statement of Operations

For the year ended December 31, 2001

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $2,621)................................. $  1,433,011
            Interest....................................      951,653
                                                         ------------
             Total Income...............................    2,384,664
                                                         ------------
          Expenses:
            Advisory....................................    2,846,908
            Administration..............................      759,175
            Transfer agent..............................      153,034
            Accounting services.........................       59,978
            Registration and filings....................       54,002
            Custodian...................................       42,356
            12b-1 fee--Investor Shares..................       34,844
            Audit.......................................       22,896
            Directors...................................       13,931
            Reports to shareholders.....................        8,658
            Amortization of organization cost...........        7,683
            Cash management.............................        7,259
            Legal.......................................        6,893
            Insurance...................................        2,121
            Other.......................................       11,799
                                                         ------------
             Total Expenses.............................    4,031,537
                                                         ------------
             Net Investment Loss........................   (1,646,873)
                                                         ------------
          Realized and Unrealized Gain
           (Loss) on Investments:
            Net realized gain on investments............    7,042,942
            Decrease in unrealized appreciation on
             investments during the year................  (56,372,062)
                                                         ------------
            Net realized and unrealized loss on
             investments................................  (49,329,120)
                                                         ------------
            Net decrease in net assets resulting from
             operations................................. $(50,975,993)
                                                         ------------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Statements of Changes in Net Assets

                                                                                              Year ended December 31,
                                                                                            ---------------------------
                                                                                                2001          2000
                                                                                            ------------  -------------
Operations:
  Net investment loss...................................................................... $ (1,646,873) $  (2,300,042)
  Net realized gain on investments.........................................................    7,042,942     72,430,503
  Decrease in unrealized appreciation on investments during the year.......................  (56,372,062)   (76,099,951)
                                                                                            ------------  -------------
   Net decrease in net assets resulting from operations....................................  (50,975,993)    (5,969,490)
                                                                                            ------------  -------------
Distributions to Shareholders:
  Distributions from capital gains: Institutional Shares...................................   (5,018,254)   (83,161,191)
                     Investor Shares.......................................................     (195,788)    (3,236,280)
                                                                                            ------------  -------------
                                                                                              (5,214,042)   (86,397,471)
                                                                                            ------------  -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares...................................   66,741,841    249,908,136
                     Investor Shares.......................................................    4,693,744     46,928,808
  Proceeds from shares issued on reinvestment of distributions: Institutional Shares.......    4,634,721     76,649,906
                                      Investor Shares......................................      194,594      3,231,984
  Value of capital stock repurchased: Institutional Shares.................................  (73,318,284)  (222,133,622)
                      Investor Shares......................................................   (4,531,576)   (46,172,588)
                                                                                            ------------  -------------
  Net increase (decrease) in net assets resulting from capital stock transactions..........   (1,584,960)   108,412,624
                                                                                            ------------  -------------
   Increase (decrease) in Net Assets.......................................................  (57,774,995)    16,045,663
Net Assets:
  Beginning of year........................................................................  420,660,407    404,614,744
                                                                                            ------------  -------------
  End of year.............................................................................. $362,885,412  $ 420,660,407
                                                                                            ------------  -------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares........................................................    4,283,783     10,519,096
         Investor Shares...................................................................      304,763      1,887,311
  Shares issued on reinvestment of distributions: Institutional Shares.....................      291,348      4,347,231
                             Investor Shares...............................................       12,377        185,327
  Shares repurchased: Institutional Shares.................................................   (4,817,705)    (9,263,183)
             Investor Shares...............................................................     (297,768)    (1,836,390)
                                                                                            ------------  -------------
   Net increase (decrease).................................................................     (223,202)     5,839,392
  Shares outstanding, beginning of year....................................................   23,603,646     17,764,254
                                                                                            ------------  -------------
  Shares outstanding, end of year..........................................................   23,380,444     23,603,646
                                                                                            ------------  -------------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Financial Highlights

                                                                   Institutional Shares
                                           ----------------------------------------------------------------
                                                                                                For the period
                                                         Year ended December 31,                April 1, 1997*
                                           -----------------------------------------------          through
                                             2001         2000         1999         1998       December 31, 1997
                                           --------     --------     --------     --------     -----------------
PER SHARE DATA:
Net asset value at beginning of period.... $  17.83     $  22.78     $  12.46     $  11.93         $  10.00
                                           --------     --------     --------     --------         --------
Gain (loss) from investment operations
Net investment loss.......................    (0.07)(a)    (0.12)(a)    (0.11)(a)    (0.02)(a)        (0.02)
Net realized and unrealized gain (loss) on
  investments.............................    (2.01)       (0.38)       12.08         0.91             2.80
                                           --------     --------     --------     --------         --------
 Total from investment operations.........    (2.08)       (0.50)       11.97         0.89             2.78
                                           --------     --------     --------     --------         --------
Distributions
Distributions from capital gains..........    (0.22)       (4.45)       (1.65)       (0.36)           (0.85)
                                           --------     --------     --------     --------         --------
Net asset value at end of period.......... $  15.53     $  17.83     $  22.78     $  12.46         $  11.93
                                           --------     --------     --------     --------         --------
TOTAL RETURN:.............................   (11.69)%      (1.41)%      97.22%        7.89%           27.80%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted)......................... $348,753     $404,735     $389,553     $188,402         $133,741
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................     1.05%        1.04%        1.04%        0.97%            0.97%***
 Expenses, prior to waiver from The
   Bank of New York.......................     1.05%        1.04%        1.06%        1.13%            1.10%***
 Net investment loss, net of waiver from
   The Bank of New York...................    (0.42)%      (0.51)%      (0.73)%      (0.19)%          (0.26)%***
Portfolio turnover rate...................       53%          47%          86%          84%              68%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)Based on average shares outstanding.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

                                                                     Investor Shares
                                             -----------------------------------------------------------
                                                                                             For the period
                                                        Year ended December 31,               May 1, 1997*
                                             ------------------------------------------          through
                                              2001        2000        1999        1998      December 31, 1997
                                             -------     -------     -------     ------     -----------------
PER SHARE DATA:
Net asset value at beginning of period...... $ 17.68     $ 22.67     $ 12.44     $11.94          $10.03
                                             -------     -------     -------     ------          ------
Gain (loss) from investment operations
Net investment loss.........................   (0.11)(a)   (0.17)(a)   (0.13)(a)  (0.04)(a)       (0.02)
Net realized and unrealized gain (loss)
  on investments............................   (1.99)      (0.37)      12.01       0.90            2.78
                                             -------     -------     -------     ------          ------
 Total from investment operations...........   (2.10)      (0.54)      11.88       0.86            2.76
                                             -------     -------     -------     ------          ------
Distributions
Distributions from capital gains............   (0.22)      (4.45)      (1.65)     (0.36)          (0.85)
                                             -------     -------     -------     ------          ------
Net asset value at end of period............ $ 15.36     $ 17.68     $ 22.67     $12.44          $11.94
                                             -------     -------     -------     ------          ------
TOTAL RETURN:...............................  (11.90)%     (1.61)%     96.65%      7.55%          27.52%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted). $14,132     $15,925     $15,062     $6,763          $1,162
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York.........................    1.30%       1.28%       1.33%      1.22%           1.22%***
 Expenses, prior to waiver from The
   Bank of New York.........................    1.30%       1.28%       1.37%      1.46%           1.40%***
 Net investment loss, net of waiver from The
   Bank of New York.........................   (0.67)%     (0.76)%     (0.96)%    (0.43)%         (0.54)%***
Portfolio turnover rate.....................      53%         47%         86%        84%             68%

*   Commencement of investment operations.
**  Not annualized.
*** Annualized.
(a) Based on average shares outstanding.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Schedule of Investments

         December 31, 2001

Principal
 Amount                                Value
----------                         ------------
           United States Government
           Agencies & Obligations--51.7%
           Federal Home Loan Bank--4.0%
$4,000,000 1.43%, 1/02/02+....... $  4,000,000
                                   ------------
           Federal Home Loan Mortgage Corp.--4.5%
 4,350,000 5.75%, 4/15/08........    4,480,500
                                   ------------
           Federal National Mortgage
           Association--10.3%
 3,000,000 5.50%, 2/15/06........    3,090,042
 2,600,000 6.00%, 5/15/11........    2,646,600
 2,275,000 6.25%, 5/15/29........    2,268,839
 2,140,000 6.625%, 11/15/30......    2,238,866
                                   ------------
                                    10,244,347
                                   ------------
           Tennessee Valley Authority--0.5%
   500,000 6.15%, 1/15/38........      482,057
                                   ------------
           United States Treasury Bonds--6.6%
 2,500,000 7.25%, 5/15/16........    2,890,333
 3,500,000 6.125%, 11/15/27......    3,681,699
                                   ------------
                                     6,572,032
                                   ------------
           United States Treasury Notes--25.8%
   150,000 5.75%, 8/15/03........      157,143
 1,000,000 5.75%, 11/15/05.......    1,056,445
 3,350,000 6.875%, 5/15/06.......    3,691,804
 2,425,000 6.25%, 2/15/07........    2,620,137
 7,975,000 6.625%, 5/15/07.......    8,765,649
 8,850,000 5.75%, 8/15/10........    9,290,429
                                   ------------
                                    25,581,607
                                   ------------
           Total United States Government
           Agencies & Obligations
           (Cost $51,238,710)....   51,360,543
                                   ------------

Principal
 Amount                                Value
----------                         ------------
           Collateralized Mortgage
           Obligations--31.5%
           Federal Home Loan Mortgage Corp.--13.0%
$  275,000 Series 1176-H
           8.00%, 12/15/06...... $    295,183
    79,584 Series 1338-J
           7.00%, 2/15/07.......       79,768
     8,932 Series 1663-D
           7.00%, 8/15/11.......        8,978
 1,662,000 Series 1407-PK
           7.00%, 8/15/21.......    1,712,758
 2,100,000 Series 1494-PJ
           6.85%, 1/15/22.......    2,161,740
 1,792,000 Series 1617-C
           6.50%, 2/15/23.......    1,833,118
   265,000 Series 1588-QD
           6.50%, 9/15/23.......      263,586
   578,352 Series 1588-TC
           6.50%, 9/15/23.......      595,149
 1,503,000 Series 1602-H
           6.50%, 10/15/23......    1,488,480
 2,861,000 Series 1608-O
           6.50%, 11/15/23......    2,807,933
 1,095,175 Series 1621-M
           6.50%, 11/15/23......    1,138,576
   380,000 Series 1633-C
           6.50%, 12/15/23......      382,429
    44,596 Series 1665-O
           6.50%, 1/15/24.......       44,535
    90,000 Series 2123-PE
           6.00%, 12/15/27......       89,769
                                   ------------
                                   12,902,002
                                   ------------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2001

Principal
 Amount                                 Value
----------                           -----------
           Collateralized Mortgage
           Obligations (Continued)
           Federal National Mortgage
           Association--17.7%
$  336,614 Series 1988-15A
           9.00%, 6/25/18........... $   364,187
    93,099 Series 1992-129J
           4.00%, 7/25/20...........      92,973
 1,035,914 Series 1992-214PK
           7.00%, 9/25/20...........   1,052,385
 2,761,049 Series 1993-104ZA
           6.50%, 11/25/21..........   2,865,082
   285,000 Series G93-34PH
           6.35%, 2/25/22...........     289,721
 1,000,000 Series 1992-136PK
           6.00%, 8/25/22...........     979,664
   875,000 Series 1993-96PJ
           7.00%, 8/25/22...........     898,275
   185,000 Series 1993-204C
           6.20%, 2/25/23...........     189,247
 2,084,000 Series 1993-252N
           6.50%, 8/25/23...........   2,138,413
   500,000 Series 1993-149M
           7.00%, 8/25/23...........     513,059
 3,407,000 Series 1993-178PK
           6.50%, 9/25/23...........   3,284,552
   967,696 Series 1996-4ZB
           6.50%, 9/25/23...........     940,611
 1,511,509 Series 1993-203B
           6.50%, 10/25/23..........   1,541,379
   999,000 Series 1993-203PL
           6.50%, 10/25/23..........   1,021,765
 1,350,000 Series 1993-225UB
           6.50%, 12/25/23..........   1,401,050
                                     -----------
                                      17,572,363
                                     -----------

Principal
 Amount                                Value
----------                         ------------
           Collateralized Mortgage
           Obligations (Continued)
           Government National Mortgage
           Association--0.8%
$  800,000 Series 1999-13PC
           6.00%, 3/20/28........ $    790,904
                                   ------------
           Total Collateralized Mortgage
           Obligations
           (Cost $30,164,403)....   31,265,269
                                   ------------
           Mortgage-Backed
           Securities--10.6%
           Federal Home Loan Mortgage Corp.--3.3%
    11,256 Pool #218711
           8.00%, 10/01/02.......       11,394
    18,883 Pool #251836
           8.50%, 5/01/04........       19,091
    71,668 Pool #182217
           8.00%, 12/01/04.......       74,301
    18,176 Pool #502185
           8.50%, 7/01/05........       18,932
 1,017,193 Gold Pool #E49415
           6.50%, 7/01/08........    1,051,273
    41,359 Pool #184275
           8.25%, 9/01/08........       43,655
     8,237 Pool #160062
           9.50%, 10/01/08.......        8,988
     9,518 Pool #160065
           9.50%, 11/01/08.......       10,386
     9,490 Pool #160066
           9.75%, 11/01/08.......       10,280
   111,827 Pool #185743
           8.50%, 12/01/08.......      115,087
   149,320 Pool #251974
           8.50%, 4/01/09........      157,870

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2001

Principal
 Amount                                 Value
----------                           -----------
           Mortgage-Backed
           Securities (Continued)
$  179,792 Pool #185964
           8.50%, 2/01/10........... $   189,507
   151,400 Gold Pool #E20201
           7.50%, 10/01/10..........     159,086
   864,083 Gold Pool #G10439
           6.50%, 1/01/11...........     888,661
   157,819 Gold Pool #E00417
           7.00%, 2/01/11...........     164,492
    91,827 Pool #555045
           8.00%, 5/01/19...........      95,763
   216,117 Gold Pool #A01217
           8.50%, 4/01/20...........     233,635
                                     -----------
                                       3,252,401
                                     -----------
           Federal National Mortgage
           Association--3.4%
     5,470 Pool #168430
           7.00%, 7/01/03...........       5,579
   279,940 Pool #195152
           7.00%, 1/01/08...........     292,034
   149,525 Pool #81860
           8.00%, 4/01/09...........     157,183
   210,279 Pool #278437
           7.50%, 5/01/09...........     221,070
   103,110 Pool #6222
           9.00%, 4/01/16...........     111,881
   189,358 Pool #124118
           9.00%, 3/01/22...........     206,357
   201,132 Pool #320514
           6.50%, 9/01/25...........     202,994
 1,470,690 Pool #335054
           6.00%, 1/01/26...........   1,455,543

Principal
 Amount                                    Value
----------                              -----------
           Mortgage-Backed
           Securities (Continued)
$  277,268 Pool #446431
           8.50%, 10/01/26............. $   299,529
   482,707 Pool #252570
           6.50%, 7/01/29..............     483,408
                                        -----------
                                          3,435,578
                                        -----------
           Government National Mortgage
           Association--3.9%
     6,109 Pool #6400
           8.00%, 6/15/05..............       6,388
    16,905 Pool #7774
           8.00%, 9/15/05..............      17,677
    20,183 Pool #7038
           8.00%, 10/15/05.............      21,105
    15,277 Pool #11310
           8.00%, 11/15/05.............      15,975
     5,917 Pool #9839
           8.00%, 7/15/06..............       6,187
    10,504 Pool #10459
           8.00%, 8/15/06..............      10,984
    28,061 Pool #10419
           8.00%, 9/15/06..............      29,343
    17,303 Pool #12590
           8.00%, 9/15/06..............      18,094
    38,789 Pool #14295
           8.00%, 1/15/07..............      40,562
    32,644 Pool #204365
           9.00%, 3/15/17..............      35,731
   179,895 Pool #247223
           9.00%, 4/15/18..............     196,943
    18,414 Pool #177793
           9.50%, 5/15/19..............      20,550

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2001

Principal
 Amount                           Value
----------                     -----------
           Mortgage-Backed
           Securities (Continued)
$    9,086 Pool #256032
           8.50%, 10/15/19.... $     9,850
     6,409 Pool #284645
           8.50%, 2/15/20.....       6,937
     7,337 Pool #290778
           9.50%, 5/15/20.....       8,192
    17,139 Pool #319650
           7.00%, 11/15/22....      17,665
   306,813 Pool #356770
           7.50%, 4/15/23.....     320,938
    31,048 Pool #350532
           6.50%, 6/15/23.....      31,418
 1,018,503 Pool #351405
           6.50%, 1/15/24.....   1,030,516
    95,905 Pool #359470
           7.00%, 1/15/24.....      98,799
   175,886 Pool #376445
           6.50%, 4/15/24.....     177,961
    56,532 Pool #386348
           7.50%, 6/15/24.....      59,065
   907,737 Pool #780035
           6.50%, 7/15/24.....     918,444
    81,216 Pool #407323
           8.25%, 4/15/25.....      85,554
   421,399 Pool #464704
           8.00%, 7/15/28.....     443,043
   263,538 Pool #564751
           6.00%, 8/15/31.....     258,761
                               -----------
                                 3,886,682
                               -----------
           Total Mortgage-Backed Securities
           (Cost $10,363,797).  10,574,661
                               -----------

 Number
of Shares                               Value
---------                            -----------
          Money Market Fund--4.5%
4,513,648 ACM Institutional Reserves
          (Government Portfolio),
          1.76% (a)
          (Cost $4,513,648)......... $ 4,513,648
                                     -----------
          Total Investments
          (Cost $96,280,558) (b)--
          98.3%.....................  97,714,121
          Other assets less
            liabilities--1.7%.......   1,723,855
                                     -----------
          Net Assets--100.0%         $99,437,976
                                     -----------

(a)Represents annualized 7 day yield at December 31, 2001.
(b)The cost stated also approximates the aggregated cost for Federal income tax purposes. At December 31, 2001, net unrealized appreciation was $1,013,468 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,627,386 and aggregate gross unrealized depreciation of $613,918.
+ Coupon rate discounted late at time of purchase for Federal Home Loan Bank
  Security.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Statement of Assets and Liabilities

         December 31, 2001

          ASSETS:
            Investments at market value,
             (Cost $96,280,558)......................... $ 97,714,121
            Receivables:
             Capital stock sold.........................    1,071,342
             Interest...................................      839,660
             Investments sold...........................       37,389
            Other assets................................        7,022
                                                         ------------
             Total Assets...............................   99,669,534
                                                         ------------
          LIABILITIES:
            Payables:
             Dividends..................................      107,742
             Services provided by The Bank of
              New York and Administrator................       75,014
             Capital stock repurchased..................        2,433
            Accrued expenses and other liabilities......       46,369
                                                         ------------
             Total Liabilities..........................      231,558
                                                         ------------
          NET ASSETS:................................... $ 99,437,976
                                                         ------------
          SOURCES OF NET ASSETS:
            Capital stock @ par......................... $      9,957
            Capital surplus.............................  100,115,751
            Overdistributed net investment income.......     (524,354)
            Accumulated net realized loss on
             investments................................   (1,596,941)
            Net unrealized appreciation on
             investments................................    1,433,563
                                                         ------------
          Net Assets.................................... $ 99,437,976
                                                         ------------
          INSTITUTIONAL SHARES:
            Net assets.................................. $ 86,160,055
                                                         ------------
            Shares outstanding..........................    8,626,889
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $       9.99
                                                         ------------
          INVESTOR SHARES:
             Net assets................................. $ 13,277,921
                                                         ------------
             Shares outstanding.........................    1,330,148
                                                         ------------
             Net asset value, offering price and
              repurchase price per share................ $       9.98
                                                         ------------
            Institutional Shares authorized @ $.001 par
             value......................................  200,000,000
            Investor Shares authorized @ $.001 par
             value......................................  200,000,000

     Statement of Operations

For the year ended December 31, 2001

            INVESTMENT INCOME:
              Interest.................................. $5,565,198
                                                         ----------
            EXPENSES:
              Advisory..................................    468,798
              Administration............................    187,519
              Accounting services.......................     59,979
              Transfer agent............................     45,201
              Custodian.................................     34,396
              12b-1 fee--Investor Shares................     32,558
              Audit.....................................     30,941
              Registration and filings..................     16,273
              Directors.................................     13,805
              Reports to shareholders...................      2,512
              Legal.....................................      1,529
              Cash management...........................      1,160
              Other.....................................     11,470
                                                         ----------
               Total Expenses...........................    906,141
              Fees waived by The Bank of New York
               (Note 3).................................   (129,932)
              Earnings credit adjustment (Note 3).......     (2,944)
                                                         ----------
               Net Expenses.............................    773,265
                                                         ----------
               Net Investment Income....................  4,791,933
                                                         ----------
            REALIZED AND UNREALIZED GAIN ON
             INVESTMENTS:
              Net realized gain on investments..........  1,017,806
              Increase in unrealized appreciation on
               investments during the year..............    474,083
                                                         ----------
              Net realized and unrealized gain on
               investments..............................  1,491,889
                                                         ----------
              Net increase in net assets resulting from
               operations............................... $6,283,822
                                                         ----------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Statements of Changes in Net Assets

                                                                                        Year Ended December 31,
                                                                                      --------------------------
                                                                                          2001          2000
                                                                                      ------------  ------------
Operations:
 Net investment income............................................................... $  4,791,933  $  4,889,106
 Net realized gain (loss) on investments.............................................    1,017,806      (279,842)
 Increase in unrealized appreciation on
   investments during the year.......................................................      474,083     4,167,204
                                                                                      ------------  ------------
   Net increase in net assets resulting from
    operations.......................................................................    6,283,822     8,776,468
                                                                                      ------------  ------------
Dividends to Shareholders:
 Dividends from net investment income:
   Institutional Shares..............................................................   (4,317,833)   (4,234,717)
                         Investor Shares.............................................     (663,380)     (654,389)
                                                                                      ------------  ------------
                                                                                        (4,981,213)   (4,889,106)
                                                                                      ------------  ------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Institutional
   Shares............................................................................   67,635,112    19,083,474
                     Investor Shares.................................................   15,209,300     1,540,421
 Proceeds from shares issued on reinvestment of
   dividends: Institutional Shares...................................................    2,440,515     2,440,785
                                    Investor
                                    Shares...........................................      594,261       514,107
 Value of capital stock repurchased:
   Institutional Shares..............................................................  (60,554,181)  (18,113,604)
                      Investor Shares................................................  (14,891,307)   (2,919,640)
                                                                                      ------------  ------------
 Net increase in net assets resulting from
   capital stock transactions........................................................   10,433,700     2,545,543
                                                                                      ------------  ------------
   Increase in Net Assets............................................................   11,736,309     6,432,905
Net Assets:
 Beginning of year...................................................................   87,701,667    81,268,762
                                                                                      ------------  ------------
 End of year (includes overdistributed net
   investment income of $524,354 at
   December 31, 2001 and $85,899 at December 31,
   2000)............................................................................. $ 99,437,976  $ 87,701,667
                                                                                      ------------  ------------
Changes in Capital Stock Outstanding:
 Shares sold: Institutional Shares...................................................    6,641,867     2,023,843
         Investor Shares.............................................................    1,506,719       162,520
 Shares issued on reinvestment of dividends:
   Institutional Shares..............................................................      244,227       257,826
                           Investor Shares...........................................       59,509        54,320
 Shares repurchased: Institutional Shares............................................   (5,926,393)   (1,919,325)
             Investor Shares.........................................................   (1,471,785)     (310,351)
                                                                                      ------------  ------------
   Net increase......................................................................    1,054,144       268,833
 Shares outstanding, beginning of year...............................................    8,902,893     8,634,060
                                                                                      ------------  ------------
 Shares outstanding, end of year.....................................................    9,957,037     8,902,893
                                                                                      ------------  ------------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Financial Highlights

                                                            Institutional Shares
                                           --------------------------------------------------
                                                                                  For the period
                                                 Year ended December 31,          April 1, 1997*
                                           -----------------------------------        through
                                           2001/(a)/  2000     1999      1998    December 31, 1997
                                           --------  -------  -------   -------  -----------------
PER SHARE DATA:
Net asset value at beginning of period.... $  9.85   $  9.41  $ 10.04   $  9.88       $  9.53
                                           -------   -------  -------   -------       -------
Gain (loss) from investment operations
Net investment income.....................    0.51      0.56     0.56      0.56          0.42
Net realized and unrealized gain (loss) on
  investments.............................    0.17      0.44    (0.64)     0.16          0.35
                                           -------   -------  -------   -------       -------
 Total from investment operations.........    0.68      1.00    (0.08)     0.72          0.77
                                           -------   -------  -------   -------       -------
Dividends
Dividends from net investment income......   (0.54)    (0.56)   (0.55)    (0.56)        (0.42)
                                           -------   -------  -------   -------       -------
Net asset value at end of year............ $  9.99   $  9.85  $  9.41   $ 10.04       $  9.88
                                           -------   -------  -------   -------       -------
TOTAL RETURN:.............................    6.99%    11.03%   (0.73)%    7.49%         8.27%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $86,160   $75,533  $68,762   $64,944       $64,128
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York...............................    0.79%     0.79%    0.82%     0.90%         0.90%***
 Expenses, prior to waiver from The Bank
   of New York............................    0.93%     0.94%    0.92%     0.96%         0.99%***
 Net investment income, net of waiver
   from The Bank of New York..............    5.15%     5.92%    5.76%     5.63%         5.79%***
Portfolio turnover rate...................      44%       10%      16%       61%           41%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.35% to 5.15%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

                                                                      Investor Shares
                                                       --------------------------------------------
                                                                  Year ended December 31,
                                                       --------------------------------------------
                                                       2001/(a)/  2000     1999      1998     1997
                                                       --------  -------  -------   -------  -------
PER SHARE DATA:
Net asset value at beginning of year.................. $  9.85   $  9.41  $ 10.04   $  9.87  $  9.70
                                                       -------   -------  -------   -------  -------
Gain (loss) from investment operations
Net investment income.................................    0.49      0.53     0.53      0.54     0.54
Net realized and unrealized gain (loss) on investments    0.15      0.45    (0.63)     0.17     0.17
                                                       -------   -------  -------   -------  -------
 Total from investment operations.....................    0.64      0.98    (0.10)     0.71     0.71
                                                       -------   -------  -------   -------  -------
Dividends
Dividends from net investment income..................   (0.51)    (0.54)   (0.53)    (0.54)   (0.54)
                                                       -------   -------  -------   -------  -------
Net asset value at end of year........................ $  9.98   $  9.85  $  9.41   $ 10.04  $  9.87
                                                       -------   -------  -------   -------  -------
TOTAL RETURN:.........................................    6.62%    10.76%   (0.98)%    7.33%    7.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $13,278   $12,168  $12,507   $12,525  $10,458
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....    1.04%     1.04%    1.07%     1.15%    1.08%
 Expenses, prior to waiver from The Bank of
   New York...........................................    1.18%     1.18%    1.20%     1.26%    1.11%
 Net investment income, net of waiver from
   The Bank of New York...............................    4.89%     5.67%    5.50%     5.38%    5.57%
Portfolio turnover rate...............................      44%       10%      16%       61%      41%

(a)As required effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.09% to 4.89%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect his change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Schedule of Investments

         December 31, 2001

Principal
 Amount                                Value
----------                           ----------
           Corporate Bonds--35.9%
           Aluminum, Steel and Other
           Metals--0.3%
$1,175,000 Alcoa, Inc.
           6.00%, 1/15/12........... $1,166,479
                                     ----------
           Automotive--0.6%
 2,688,000 Ford Motor Co.
           7.45%, 7/16/31...........  2,469,635
                                     ----------
           Banking and Finance--0.8%
   262,000 Bank of America Corp.
           7.40%, 1/15/11...........    280,921
 2,955,000 Wells Fargo & Co.
           7.25%, 8/24/05...........  3,192,804
                                     ----------
                                      3,473,725
                                     ----------
           Beverages--Brewers--1.1%
 5,000,000 Anheuser-Busch Cos., Inc.
           5.75%, 1/15/11...........  4,966,810
                                     ----------
           Beverages--Soft Drinks--0.6%
 2,500,000 Coca-Cola Enterprises
           7.125%, 8/01/17..........  2,665,602
                                     ----------
           Building and Building
           Products--0.6%
 1,685,000 Toll Corp.
           8.25%, 12/01/11..........  1,668,150
   970,000 Vulcan Materials Co.
           6.40%, 2/01/06...........    992,108
                                     ----------
                                      2,660,258
                                     ----------
           Communications, Media and
           Entertainment--6.2%
 4,787,000 AT&T Corp.--Liberty Media
           Group
           7.875%, 7/15/09..........  4,903,688

Principal
 Amount                                    Value
----------                              -----------
           Corporate Bonds (Continued)
$1,485,000 Carmike Cinemas, Inc.,
           Series B
           9.375%, 2/01/09 (a)......... $ 1,544,400
 3,500,000 Charter Communications
           Holdings LLC
           0.00%, 4/01/11 (b)..........   2,541,875
 2,086,000 Clear Channel
           Communications, Inc.
           7.875%, 6/15/05.............   2,210,699
 2,056,000 Comcast Cable
           Communications, Inc.
           8.875%, 5/01/17.............   2,367,799
 2,630,000 CSC Holdings, Inc.
           7.25%, 7/15/08..............   2,604,812
 2,075,000 CSC Holdings, Inc., Series B
           7.625%, 4/01/11.............   2,077,859
 4,500,000 Primedia, Inc., Series B
           8.50%, 2/01/06..............   4,072,500
 1,580,000 Radio One, Inc., Series B
           8.875%, 7/01/11.............   1,631,350
 3,426,000 USA Networks, Inc.
           6.75%, 11/15/05.............   3,525,844
                                        -----------
                                         27,480,826
                                        -----------
           Computers--Micro--1.0%
 4,433,000 IBM Corp.
           7.00%, 10/30/25.............   4,657,141
                                        -----------
           Computers--Software and
           Peripherals--0.1%
 1,643,000 Metromedia Fiber
           Network, Inc.
           10.00%, 12/15/09............     476,470
                                        -----------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2001

Principal
 Amount                                Value
----------                           ----------
           Corporate Bonds (Continued)
           Financial Services--10.6%
$2,500,000 Ameritech Capital Funding
           Corp.
           6.30%, 10/15/04.......... $2,636,590
 3,424,000 Block Financial Corp.
           6.75%, 11/01/04..........  3,590,560
 1,305,000 Boeing Capital Corp.
           5.75%, 2/15/07...........  1,301,150
 2,556,000 Ford Motor Credit Co.
           7.375%, 10/28/09.........  2,517,448
 2,000,000 General Electric
           Capital Corp.
           5.375%, 1/15/03..........  2,052,642
 3,750,000 General Electric
           Capital Corp.
           7.875%, 12/01/06.........  4,226,160
 3,798,000 General Motors
           Acceptance Corp.
           6.75%, 1/15/06...........  3,860,538
 4,470,000 General Motors
           Acceptance Corp.
           6.15%, 4/05/07...........  4,403,124
 5,000,000 Goldman Sachs
           Group, Inc.
           6.875%, 1/15/11..........  5,120,930
 2,579,000 Lehman Brothers
           Holdings, Inc.
           7.875%, 8/15/10..........  2,781,526
 1,414,000 Merrill Lynch & Co.
           6.55%, 8/01/04...........  1,495,075
 2,065,000 Merrill Lynch & Co.,
           Series B
           6.15%, 1/26/06...........  2,136,889

Principal
 Amount                                   Value
----------                             -----------
           Corporate Bonds (Continued)
$4,100,000 Morgan Stanley
           Dean Witter & Co.
           7.75%, 6/15/05............. $ 4,477,926
 1,804,000 Morgan Stanley
           Dean Witter & Co.
           6.10%, 4/15/06.............   1,860,792
 4,183,000 Washington Mutual
           Financial Corp.
           6.25%, 5/15/06.............   4,316,141
                                       -----------
                                        46,777,491
                                       -----------
           Health and Medical
           Facilities--1.0%
 1,329,000 HCA--The Healthcare Co.
           7.125%, 6/01/06............   1,333,984
 3,000,000 Quest Diagnostics, Inc.
           6.75%, 7/12/06.............   3,080,727
                                       -----------
                                         4,414,711
                                       -----------
           Health Care Products and
           Services--0.6%
 2,540,000 Abbott Laboratories
           5.625%, 7/01/06............   2,609,533
                                       -----------
           Hotels and Gaming--1.0%
 4,500,000 Hilton Hotels Corp.
           7.375%, 6/01/02............   4,533,674
                                       -----------
           Manufacturing--0.8%
 3,565,000 Tyco International Group SA
           6.75%, 2/15/11.............   3,579,324
                                       -----------
           Oil and Gas--0.6%
 2,288,000 Exxon Mobil Corp.
           8.625%, 8/15/21............   2,803,363
                                       -----------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2001

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
           Pharmaceuticals--0.9%
$2,054,000 Bristol-Myers Squibb Co.
           5.75%, 10/01/11............. $2,034,641
 1,997,000 Eli Lilly & Co.
           6.57%, 1/01/16..............  2,061,371
                                        ----------
                                         4,096,012
                                        ----------
           Resorts and Entertainment--0.2%
 1,000,000 The Walt Disney Co.,
           Series B
           6.75%, 3/30/06..............  1,040,833
                                        ----------
           Restaurants--0.8%
 3,480,000 Tricon Global
           Restaurants, Inc.
           7.45%, 5/15/05..............  3,532,200
                                        ----------
           Retail--Department Stores--1.5%
 3,000,000 Kohl's Corp.
           6.30%, 3/01/11..............  3,033,285
 1,373,000 Sears Roebuck Acceptance
           Corp., Series 3
           6.92%, 6/17/04..............  1,442,989
 1,914,000 Target Corp.
           6.35%, 1/15/11..............  1,963,934
                                        ----------
                                         6,440,208
                                        ----------
           Retail--Food Stores--0.7%
 3,000,000 Safeway, Inc.
           6.15%, 3/01/06..............  3,079,995
                                        ----------
           Telecommunications--3.0%
 1,480,000 AT&T Wireless Services, Inc.
           8.75%, 3/01/31*.............  1,677,414
 1,599,000 Cox Communications, Inc.
           7.75%, 11/01/10.............  1,707,449

Principal
 Amount                                   Value
----------                             -----------
           Corporate Bonds (Continued)
$2,167,000 Cox Communications, Inc.
           6.75%, 3/15/11............. $ 2,167,381
 1,401,000 Global Crossing Ltd.
           8.70%, 8/01/07*............     126,090
 1,703,000 McLeodUSA, Inc.
           8.125%, 2/15/09............     361,888
 1,309,000 Nextel Communications, Inc.
           9.375%, 11/15/09...........   1,034,110
 2,461,000 Vodafone Group PLC
           7.75%, 2/15/10.............   2,702,906
 1,406,000 Williams Communications
           Group, Inc.
           10.875%, 10/01/09..........     576,460
 2,754,000 WorldCom, Inc.
           7.75%, 4/01/07.............   2,904,459
 1,930,000 XO Communications, Inc.
           10.75%, 11/15/08...........     231,600
                                       -----------
                                        13,489,757
                                       -----------
           Utilities--Gas and Electric--1.7%
 1,040,000 AES Corp.
           9.50%, 6/01/09.............     946,400
 2,705,000 Calpine Corp.
           8.50%, 2/15/11.............   2,461,463
 1,742,000 Duke Energy Corp.
           7.50%, 10/01/09............   1,846,219
   952,000 Progress Energy, Inc.
           6.55%, 3/01/04.............     991,558
 1,134,000 Texas Eastern Transmission
           Corp.
           7.30%, 12/01/10............   1,175,087
                                       -----------
                                         7,420,727
                                       -----------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2001

 Principal
  Amount                                      Value
-----------                                ------------
            Corporate Bonds (Continued)
            Waste Management--1.2%
$   149,000 Allied Waste Industries, Inc.,
            Series B
            7.875%, 1/01/09............... $    146,020
  5,000,000 Waste Management, Inc.
            7.70%, 10/01/02...............    5,127,760
                                           ------------
                                              5,273,780
                                           ------------
            Total Corporate Bonds
            (Cost $161,584,523)...........  159,108,554
                                           ------------
            Mortgage-Backed
            Securities--28.4%
            Federal Home Loan Mortgage Corp.--23.2%
      9,594 Pool #180686
            6.00%, 8/01/03................        9,711
     85,680 Pool #160074
            10.00%, 4/01/09...............       93,605
    388,599 Pool #180006
            9.25%, 8/01/11................      425,091
  2,033,665 Gold Pool #E00678
            6.50%, 6/01/14................    2,075,113
  2,915,025 Gold Pool #G00767
            7.50%, 8/01/27................    3,029,735
 19,865,000 Pool #10589
            6.00%, 1/01/29................   19,442,869
  3,816,070 Gold Pool #C25580
            6.00%, 4/01/29................    3,762,476
  1,834,878 Gold Pool #C29166
            7.00%, 7/01/29................    1,870,429
  4,098,849 Gold Pool #C00874
            7.00%, 10/01/29...............    4,181,057
  2,800,105 Gold Pool #C31652
            7.00%, 10/01/29...............    2,856,265

 Principal
  Amount                                   Value
-----------                             ------------
            Mortgage-Backed
            Securities (Continued)
$ 4,602,761 Gold Pool #C00896
            7.50%, 12/01/29......... $  4,758,627
  6,406,739 Gold Pool #C36309
            7.00%, 2/01/30..........    6,532,240
  3,100,245 Gold Pool #G01131
            7.50%, 9/01/30..........    3,199,977
  4,628,909 Gold Pool #C01095
            7.00%, 11/01/30.........    4,718,594
  1,587,260 Gold Pool #C44362
            7.50%, 11/01/30.........    1,636,764
  1,314,321 Gold Pool #C46812
            7.50%, 1/01/31..........    1,355,312
  7,696,364 Gold Pool #C50537
            6.50%, 4/01/31..........    7,715,124
  6,748,847 Gold Pool #C50729
            6.50%, 5/01/31..........    6,765,297
 13,418,494 Gold Pool #C01184
            6.50%, 6/01/31..........   13,451,202
  2,698,898 Gold Pool #C53797
            6.50%, 6/01/31..........    2,705,477
  3,119,136 Gold Pool #C01197
            6.50%, 7/01/31..........    3,126,738
  6,123,148 Gold Pool #C01220
            6.50%, 9/01/31..........    6,138,073
  2,918,649 Gold Pool #C57933
            6.50%, 9/01/31..........    2,925,763
                                        ------------
                                      102,775,539
                                        ------------
            Federal National Mortgage Association--1.2%
    251,881 Pool #219238
            8.50%, 2/01/09..........      268,676
  3,589,641 Pool #190770
            7.00%, 4/01/09..........    3,744,713

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2001

Principal
 Amount                        Value
----------                  ----------
           Mortgage-Backed
           Securities (Continued)
$1,275,670 Pool #527268
           7.00%, 11/01/14. $1,320,907
                            ----------
                             5,334,296
                            ----------
           Government National Mortgage
           Association--4.0%
    61,450 Pool #13416
           8.00%, 9/15/06..     64,257
    31,546 Pool #13688
           8.00%, 11/15/06.     32,988
    59,934 Pool #12766
           8.00%, 12/15/06.     62,673
    47,069 Pool #16080
           7.50%, 4/15/07..     48,687
   390,270 Pool #21598
           8.00%, 2/15/08..    408,100
    79,184 Pool #27246
           9.00%, 12/15/08.     84,158
    35,166 Pool #31570
           9.50%, 6/15/09..     37,418
    22,835 Pool #34366
           9.50%, 9/15/09..     24,298
    22,171 Pool #33765
           9.50%, 10/15/09.     23,591
    47,091 Pool #34704
           9.50%, 10/15/09.     51,655
   158,153 Pool #171774
           9.00%, 9/15/16..    168,087
    81,124 Pool #199885
           9.50%, 11/15/17.     86,320
    49,074 Pool #251646
           9.50%, 4/15/18..     52,218

Principal
 Amount                             Value
----------                       ------------
           Mortgage-Backed
           Securities (Continued)
$   21,996 Pool #290313
           9.50%, 5/15/20....... $     23,405
   746,414 Pool #319650
           7.00%, 11/15/22......      769,334
   596,357 Pool #349306
           8.00%, 2/15/23.......      633,817
   285,773 Pool #376445
           6.50%, 4/15/24.......      289,144
   681,560 Pool #362262
           7.50%, 4/15/24.......      704,988
   255,124 Pool #384069
           7.50%, 4/15/24.......      263,894
    69,326 Pool #780689
           6.50%, 12/15/27......       69,840
 7,632,578 Pool #464686
           6.50%, 7/15/28.......    7,676,531
 1,567,085 Pool #511772
           8.00%, 11/15/30......    1,640,284
 1,599,744 Pool #485393
           7.00%, 4/15/31.......    1,636,138
 2,809,605 Pool #550475
           7.00%, 5/15/31.......    2,873,524
                                 ------------
                                   17,725,349
                                 ------------
           Total Mortgage-Backed
           Securities
           (Cost $123,830,510)..  125,835,184
                                 ------------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2001

 Principal
  Amount                                 Value
-----------                           ------------
            United States Government
            Agencies & Obligations--24.9%
            Federal Home Loan
            Mortgage Corp.--5.3%
$19,486,000 1.886%, 1/14/02+......... $ 19,473,792
  4,000,000 5.75%, 4/15/08...........    4,120,000
                                      ------------
                                        23,593,792
                                      ------------
            Federal National Mortgage
            Association--5.0%
  8,000,000 4.75%, 3/15/04...........    8,236,176
  1,200,000 5.50%, 2/15/06...........    1,236,017
 12,865,000 6.25%, 5/15/29...........   12,830,162
                                      ------------
                                        22,302,355
                                      ------------
            United States Treasury Bonds--7.4%
  3,447,000 7.125%, 2/15/23..........    4,014,814
  4,665,000 6.00%, 2/15/26...........    4,807,866
 22,362,000 6.125%, 8/15/29..........   23,733,417
                                      ------------
                                        32,556,097
                                      ------------
            United States Treasury Notes--7.2%
  1,138,000 5.75%, 8/15/03...........    1,192,188
  3,666,000 5.875%, 11/15/04.........    3,881,663
  4,977,000 5.75%, 11/15/05..........    5,257,927
 10,144,000 4.625%, 5/15/06..........   10,285,458
  4,919,369 3.375%, 1/15/07..........    4,937,049
  1,405,000 6.25%, 2/15/07...........    1,518,059
  3,268,000 5.00%, 2/15/11...........    3,259,065
  1,320,000 5.00%, 8/15/11...........    1,316,700
                                      ------------
                                        31,648,109
                                      ------------
            Total United States Government
            Agencies & Obligations
            (Cost $108,630,986)......  110,100,353
                                      ------------

 Principal
  Amount                                   Value
-----------                              ----------
            Collateralized Mortgage
            Obligations--6.7%
            Federal Home Loan
            Mortgage Corp.--1.4%
$ 1,000,000 Series 1678CA
            6.00%, 2/15/09.............. $  983,300
    992,790 Series 1627PJ
            6.00%, 3/15/23..............    994,507
  4,079,000 Series 2154PK
            6.50%, 10/15/27.............  4,122,157
                                         ----------
                                          6,099,964
                                         ----------
            Federal National Mortgage
            Association--2.2%
  4,073,152 Series 1999-55PA
            7.00%, 6/18/13..............  4,227,891
  5,450,000 Series 1993-96PJ
            7.00%, 8/25/22..............  5,594,970
                                         ----------
                                          9,822,861
                                         ----------
            Financial Services--1.9%
  3,882,960 Bear Stearns Commercial
            Mortgage Securities, Inc.,
            Series 1999-WF2, Class A1
            6.80%, 9/15/08..............  4,063,817
  4,330,000 Morgan Stanley Dean Witter
            Capital I, Series 2001-TOP1,
            Class A4
            6.66%, 1/15/11..............  4,471,378
                                         ----------
                                          8,535,195
                                         ----------
            Fixed Rate Securities--1.2%
  1,550,681 Kidder Peabody Mortgage
            Assets Trust, Series 22,
            Class D
            9.95%, 2/01/19..............  1,624,505

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2001

Principal
 Amount                                     Value
----------                               -----------
           Collateralized Mortgage
           Obligations (Continued)
$1,381,000 Residential Asset Securities
           Corp., Series 2001-KS3,
           Class AI3
           5.18%, 7/25/27............... $ 1,388,466
   857,957 Residential Funding
           Mortgage Securities I, Series
           1999-S12, Class A9
           6.50%, 5/25/29...............     858,780
 1,460,135 Residential Accredit Loans,
           Inc., Series 2000-QS8,
           Class A1
           8.00%, 7/25/30...............   1,493,237
                                         -----------
                                           5,364,988
                                         -----------
           Total Collateralized
           Mortgage Obligations
           (Cost $28,852,338)...........  29,823,008
                                         -----------

          Asset-Backed Securities--5.4%
          Asset Backed Securities--Credit Cards--3.1%
  480,000 Chase Credit Card Master
          Trust, Series 1998-3, Class A
          6.00%, 8/15/05.................    497,342
6,180,000 Discover Card Master Trust I,
          Series 1996-3, Class A
          6.05%, 8/18/08.................  6,409,062
6,410,000 MBNA Master Credit Card
          Trust, Series 1999-J, Class A
          7.00%, 2/15/12.................  6,897,038
                                          ----------
                                          13,803,442
                                          ----------

Principal
 Amount                                    Value
----------                              -----------
           Asset-Backed Securities
           (Continued)
           Asset Backed Securities--Trade and Lease
           Receivables--2.3%
$4,271,641 Associates Automobile
           Receivables Trust, Series
           2000-1, Class A3
           7.30%, 1/15/04.............. $ 4,397,405
 2,505,000 Capital Auto Receivables
           Asset Trust, Series 2000-1,
           Class A4
           7.00%, 1/17/05..............   2,540,432
 3,000,000 Daimler Chrysler Auto Trust,
           Series 2000-A, Class A4
           7.23%, 1/06/05..............   3,159,930
                                        -----------
                                         10,097,767
                                        -----------
           Total Asset-Backed
           Securities
           (Cost $22,638,222)..........  23,901,209
                                        -----------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2001

Number of
 Shares                                     Value
---------                                ------------
          Money Market Fund--2.2%
9,658,162 ACM Institutional Reserves
          (Prime Portfolio), 1.82% (c)
          (Cost $9,658,162)............. $  9,658,162
                                         ------------
          Total Investments
          (Cost $455,194,741) (d)--
          103.5%........................  458,426,470
          Liabilities in excess of other
          assets--(3.5%)................  (15,439,595)
                                         ------------
          Net Assets--100.0%............ $442,986,875
                                         ------------

(a)Issue is currently in default.
(b)Coupon is 0.00% until 4/01/2004, thereafter the coupon increases to 9.92%.
(c)Represents annualized 7 day yield at December 31, 2001.
(d)The cost stated also approximates the aggregated cost for Federal income tax purposes. At December 31, 2001, net unrealized appreciation was $2,537,185 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $10,455,439 and aggregate gross unrealized depreciation of $7,918,254.
* Security exempt from registration under Rule 144A of the Securities Act of 1933.
+ Discounted rate at time of purchase for United States Government Agencies and Obligations.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Statement of Assets and Liabilities

         December 31, 2001

          Assets:
            Investments at market value,
             (Cost $455,194,741)........................ $458,426,470
            Cash........................................       54,001
            Receivables:
             Interest...................................    5,661,644
             Capital stock sold.........................      755,887
             Investments sold...........................        6,807
            Deferred organization costs and other
             assets.....................................       23,163
                                                         ------------
             Total Assets...............................  464,927,972
                                                         ------------
          Liabilities:
            Payables:
             Investments purchased......................   19,539,910
             Capital stock repurchased..................    1,497,342
             Dividends..................................      522,674
             Services provided by The Bank of New
              York and Administrator....................      296,621
             Accrued expenses and other liabilities.....       84,550
                                                         ------------
             Total Liabilities..........................   21,941,097
                                                         ------------
          Net Assets:................................... $442,986,875
                                                         ------------
          Sources of Net Assets:
            Capital stock @ par......................... $     43,271
            Capital surplus.............................  441,929,658
            Overdistributed net investment income.......     (912,045)
            Accumulated net realized loss on
             investments................................   (1,305,738)
            Net unrealized appreciation on
             investments................................    3,231,729
                                                         ------------
          Net Assets.................................... $442,986,875
                                                         ------------
          Institutional Shares:
            Net assets.................................. $436,984,763
                                                         ------------
            Shares outstanding..........................   42,685,119
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.24
                                                         ------------
          Investor Shares:
            Net assets.................................. $  6,002,112
                                                         ------------
            Shares outstanding..........................      585,992
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.24
                                                         ------------
            Institutional Shares authorized @ $.001 par
             value......................................  200,000,000
            Investor Shares authorized @ $.001 par
             value......................................  200,000,000

         Statement of Operations

For the year ended December 31, 2001

           Investment Income:
             Interest.................................. $27,957,941
                                                        -----------
           Expenses:
             Advisory..................................   2,160,326
             Administration............................     864,130
             Transfer agent............................     112,195
             Custodian.................................      75,711
             Accounting services.......................      59,936
             Audit.....................................      24,039
             Amortization of organization cost.........      20,754
             Registration and filings..................      20,388
             Directors.................................      13,910
             12b-1 fee--Investor Shares................      13,382
             Reports to shareholders...................      11,407
             Cash management...........................       7,425
             Legal.....................................       6,984
             Insurance.................................       2,397
             Other.....................................      28,521
                                                        -----------
              Total Expenses...........................   3,421,505
             Fees waived by The Bank of New York
              (Note 3).................................     (19,649)
                                                        -----------
              Net Expenses.............................   3,401,856
                                                        -----------
              Net Investment Income....................  24,556,085
                                                        -----------
           Realized and Unrealized Gain
            (Loss) on Investments:
             Net realized gain on investments..........   9,967,423
             Decrease in unrealized appreciation on
              investments during the year..............  (4,495,301)
                                                        -----------
             Net realized and unrealized gain on
              investments..............................   5,472,122
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $30,028,207
                                                        -----------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Statements of Changes in Net Assets

                                                                                          Year ended December 31,
                                                                                        --------------------------
                                                                                            2001          2000
                                                                                        ------------  ------------
Operations:
  Net investment income................................................................ $ 24,556,085  $ 24,897,082
  Net realized gain (loss) on investments..............................................    9,967,423    (8,970,879)
  Increase (decrease) in unrealized appreciation on investments during the year........   (4,495,301)   20,778,956
                                                                                        ------------  ------------
   Net increase in net assets resulting from operations................................   30,028,207    36,705,159
                                                                                        ------------  ------------
Dividends to Shareholders:
  Dividends from net investment income: Institutional Shares...........................  (24,729,940)  (24,642,186)
                         Investor Shares...............................................     (296,713)     (254,896)
                                                                                        ------------  ------------
                                                                                         (25,026,653)  (24,897,082)
                                                                                        ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares...............................   81,482,788    72,402,767
                     Investor Shares...................................................    1,582,637     2,135,101
  Proceeds from shares issued on reinvestment of dividends: Institutional Shares.......    2,931,830     2,856,142
                                    Investor Shares....................................      286,353       253,432
  Value of capital stock repurchased: Institutional Shares.............................  (67,982,557)  (65,010,911)
                      Investor Shares..................................................     (835,712)   (2,211,525)
                                                                                        ------------  ------------
  Net increase in net assets resulting from capital stock transactions.................   17,465,339    10,425,006
                                                                                        ------------  ------------
   Increase in Net Assets..............................................................   22,466,893    22,233,083
Net Assets:
  Beginning of year....................................................................  420,519,982   398,286,899
                                                                                        ------------  ------------
  End of year (includes overdistributed net investment income of $912,045 at
   December 31, 2001 and $170,315 at December 31, 2000)................................ $442,986,875  $420,519,982
                                                                                        ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares....................................................    7,930,003     7,395,014
         Investor Shares...............................................................      154,323       215,778
  Shares issued on reinvestment of dividends: Institutional Shares.....................      292,627       290,693
                           Investor Shares.............................................       27,955        25,776
  Shares repurchased: Institutional Shares.............................................   (6,613,661)   (6,627,209)
             Investor Shares...........................................................      (81,514)     (224,419)
                                                                                        ------------  ------------
  Net increase.........................................................................    1,709,733     1,075,633
  Shares outstanding, beginning of year................................................   41,561,378    40,485,745
                                                                                        ------------  ------------
  Shares outstanding, end of year......................................................   43,271,111    41,561,378
                                                                                        ------------  ------------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Financial Highlights

                                                              Institutional Shares
                                           ------------------------------------------------------
                                                                                     For the period
                                                   Year ended December 31,           April 1, 1997*
                                           ---------------------------------------       through
                                           2001/(a)/   2000      1999       1998    December 31, 1997
                                           --------  --------  --------   --------  -----------------
PER SHARE DATA:
Net asset value at beginning of period.... $  10.12  $   9.84  $  10.61   $  10.45      $  10.00
                                           --------  --------  --------   --------      --------
Gain (loss) from investment operations
Net investment income.....................     0.58      0.61      0.60       0.61          0.47
Net realized and unrealized gain (loss) on
  investments.............................     0.14      0.28     (0.76)      0.26          0.45
                                           --------  --------  --------   --------      --------
 Total from investment operations.........     0.72      0.89     (0.16)      0.87          0.92
                                           --------  --------  --------   --------      --------
Dividends and distributions
Dividends from net investment income......    (0.60)    (0.61)    (0.59)     (0.61)        (0.47)
Distributions from capital gains..........       --        --     (0.02)     (0.10)           --
                                           --------  --------  --------   --------      --------
 Total dividends and distributions........    (0.60)    (0.61)    (0.61)     (0.71)        (0.47)
                                           --------  --------  --------   --------      --------
Net asset value at end of period.......... $  10.24  $  10.12  $   9.84   $  10.61      $  10.45
                                           --------  --------  --------   --------      --------
TOTAL RETURN:.............................     7.21%     9.37%    (1.47)%     8.56%         9.34%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted)......................... $436,985  $415,608  $393,680   $392,522      $350,330
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York.......................     0.78%     0.79%     0.78%      0.81%         0.80%***
 Expenses, prior to waiver from The
   Bank of New York.......................     0.79%     0.79%     0.78%      0.81%         0.80%***
 Net investment income, net of waiver
   from The Bank of New York..............     5.69%     6.18%     5.89%      5.79%         6.14%***
Portfolio turnover rate...................      106%       76%       57%        53%           81%

*   Commencement of investment operations.
**  Not annualized.
*** Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.80% to 5.69%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

                                                                 Investor Shares
                                               -----------------------------------------------
                                                                                   For the period
                                                    Year ended December 31,         May 1, 1997*
                                               --------------------------------        through
                                               2001/(a)/  2000    1999     1998   December 31, 1997
                                               --------  ------  ------   ------  -----------------
PER SHARE DATA:
Net asset value at beginning of period........  $10.12   $ 9.84  $10.61   $10.45       $10.08
                                                ------   ------  ------   ------       ------
Gain (loss) from investment operations
Net investment income.........................    0.56     0.58    0.57     0.58         0.40
Net realized and unrealized gain (loss) on
  investments.................................    0.13     0.28   (0.76)    0.26         0.37
                                                ------   ------  ------   ------       ------
 Total from investment operations.............    0.69     0.86   (0.19)    0.84         0.77
                                                ------   ------  ------   ------       ------
Dividends and distributions
Dividends from net investment income..........   (0.57)   (0.58)  (0.56)   (0.58)       (0.40)
Distributions from capital gains..............      --       --   (0.02)   (0.10)          --
                                                ------   ------  ------   ------       ------
 Total dividends and distributions............   (0.57)   (0.58)  (0.58)   (0.68)       (0.40)
                                                ------   ------  ------   ------       ------
Net asset value at end of period..............  $10.24   $10.12  $ 9.84   $10.61       $10.45
                                                ------   ------  ------   ------       ------
TOTAL RETURN:.................................    6.95%    9.10%  (1.73)%   8.22%        7.76%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...  $6,002   $4,912  $4,607   $3,981       $1,891
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York...........................    1.03%    1.03%   1.05%    1.13%        1.06%***
 Expenses, prior to waiver from The
   Bank of New York...........................    1.04%    1.04%   1.09%    1.13%        1.06%***
 Net investment income, net of waiver from The
   Bank of New York...........................    5.43%    5.93%   5.62%    5.51%        5.74%***
Portfolio turnover rate.......................     106%      76%     57%      53%          81%

*   Commencement of investment operations.
**  Not annualized.
*** Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.43%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Schedule of Investments

         December 31, 2001

                                                            Moody's
 Principal                                                    /S&P   Interest Maturity
  Amount                                                    Ratings*   Rate     Date     Value
-----------                                                 -------- -------- -------- ----------
            Municipal Bonds--100.5%
            Education--13.4%
 $2,000,000 District of Columbia Revenue (University of
            George Washington), MBIA Insured+.............. Aaa/AAA   5.500%  9/15/07  $2,146,080
  1,000,000 Illinois Educational Facility Authority Revenue
            (Northwestern University)...................... Aa1/AA+   5.000   11/01/32  1,029,310
  1,000,000 Illinois Educational Facility Authority Revenue
            (University of Chicago), Series A..............  Aa1/AA   5.000   7/01/08   1,044,810
  1,000,000 Illinois Educational Facility Authority Revenue
            (University of Chicago), Series B-2............  Aa1/AA   4.000   7/01/36     976,220
  1,500,000 Indiana University Student Fee, Series M.......  Aa2/AA   5.750   8/01/10   1,627,665
  1,425,000 Indiana University Student Fee, Series N,
            MBIA Insured+.................................. Aaa/AAA   5.000   8/01/11   1,466,154
  2,935,000 New Jersey State Educational Facility Authority
            Revenue (Princeton University), Series H....... Aaa/AAA   5.000   7/01/15   2,969,457
  1,000,000 New Jersey State Educational Facility Authority
            Revenue (Rowan University),
            Series C, FGIC Insured+........................ Aaa/AAA   5.250   7/01/13   1,044,330
  2,985,000 New York State Dormitory Authority
            Revenue (City University), Series E............  A3/AA-   5.750   7/01/06   3,235,233
  1,000,000 New York State Dormitory Authority Revenue
            (Rochester Institute of Technology)............ Aaa/AAA   4.625   7/01/10   1,018,300
  2,450,000 New York State Dormitory Authority
            Revenue, 4201 School Program................... Baa1/AA-  5.000   7/01/08   2,551,993
    348,940 New York State Dormitory Authority
            Revenue, Series B.............................. Aa1/AA+   7.000   10/25/08    378,998
     20,000 New York State Dormitory Authority Revenue,
            Unrefunded Balance (University of Rochester)...  A1/A+    6.200   7/01/02      20,076
  2,480,000 New York State Dormitory Authority State
            University Educational Facilities, Series B....  A3/AA-   5.250   5/15/10   2,612,308
  2,020,000 Private Colleges & Universities Authority
            (Emory University Project), Series A...........  Aa1/AA   5.500   11/01/06  2,186,892
  1,000,000 Swarthmore Borough Authority Pennsylvania
            (Swarthmore College)........................... Aa1/AA+   5.000   9/15/08   1,050,320

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2001

                                                     Moody's
Principal                                              /S&P   Interest Maturity
 Amount                                              Ratings*   Rate     Date      Value
----------                                           -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,000,000 Swarthmore Borough Authority Pennsylvania
           (Swarthmore College)..................... Aa1/AA+   5.250%   9/15/09 $ 1,062,020
 2,185,000 Texas A & M University Revenue........... Aa1/AA+   5.000    5/15/08   2,267,964
 2,260,000 Texas A & M University Revenue, Series A. Aa1/AA+   5.375    5/15/15   2,324,365
 3,000,000 Virginia State Public School Authority,
           Series A................................. Aa1/AA+   4.500    8/01/11   3,006,150
                                                                                -----------
                                                                                 34,018,645
                                                                                -----------
           General Obligations--39.7%
 1,000,000 Aldine Texas Independent School District. Aaa/AAA   5.375   2/15/09    1,045,300
 2,000,000 Alexandria Virginia Public Improvement... Aaa/AAA   5.000   1/01/17    2,033,840
 2,025,000 Arlington County Virginia Public
           Improvement.............................. Aaa/AAA   4.500   2/01/13    1,998,857
 2,400,000 Austin Texas Independent School District. Aaa/AAA   5.000   8/01/15    2,429,208
 1,000,000 Beaufort County South Carolina........... Aaa/AAA   4.600   2/01/07    1,033,640
 3,000,000 Bloomington Minnesota Independent School
           District No 271, Series B................ Aa1/NR    5.000   2/01/19    2,955,840
 1,100,000 Chicago Illinois Sales Tax Revenue, FGIC
           Insured+................................. Aaa/AAA   5.000   1/01/08    1,146,838
 3,000,000 Chicago Illinois, FSA Insured+........... Aaa/AAA   5.500   1/01/12    3,199,620
 2,500,000 Delaware State, Series A................. Aaa/AAA   5.125   4/01/05    2,644,925
 3,900,000 Fulton County Georgia School District.... Aa2/AA    5.250   1/01/14    4,095,039
 2,500,000 Fulton County Georgia School District.... Aa2/AA    5.375   1/01/17    2,627,825
 5,000,000 Georgia State, Series C.................. Aaa/AAA   5.250   7/01/08    5,342,850
 2,285,000 Gwinnett County Georgia School District,
           Series A................................. Aa1/AA+   6.400   2/01/09    2,580,588
 2,300,000 Harris County Texas...................... Aa1/AA+   5.000   10/01/11   2,375,118
 2,000,000 Illinois State........................... Aa2/AA    5.000   6/01/06    2,104,980
 2,000,000 Illinois State........................... Aa2/AA    5.000   6/01/07    2,097,160
 2,500,000 Illinois State, MBIA Insured+............ Aaa/AAA   5.375   4/01/12    2,649,400
 1,585,000 King County Washington, Unrefunded
           Balance, Series A........................ Aa1/AA+   5.000   1/01/04    1,652,679
 1,700,000 Lake County Illinois First District Land
           Acquisition & Development................ Aa1/AAA   4.600   12/15/07   1,755,641

See notes to financial statements.

         BNY Hamilton Intermediate Tax Exempt Fund
         Schedule of Investments (Continued)

         December 31, 2001

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   Rate     Date     Value
----------                                               -------- -------- -------- ----------
           Municipal Bonds (Continued)
$1,500,000 Lake County Illinois First District Land
           Acquisition & Development.................... Aa1/AAA   5.500%  12/15/10 $1,614,345
 2,185,000 Maryland State & Local Facilities Loan--2nd
           Series....................................... Aaa/AAA   5.250    6/15/05  2,331,439
 2,000,000 Maryland State & Local Facilities Loan--3rd
           Series....................................... Aaa/AAA   5.000   10/15/07  2,104,340
 2,500,000 Massachusetts State Construction Loan,
           Series A..................................... Aa3/AA    5.000    6/01/14  2,557,075
 3,550,000 Mecklenburg County Norh Carolina Public
           Improvement, Series D........................ Aaa/AAA   5.000    4/01/11  3,710,709
 1,300,000 Milwaukee Wisconsin, Series O................ Aa2/AA    5.000    6/15/08  1,359,969
 1,290,000 Montana State, Long Range Building Program,
           Series D..................................... Aa3/AA-   5.000    8/01/08  1,361,298
 3,215,000 Nevada State Municipal Bond Bank Project
           #52, Series A................................ Aa2/AA    6.375    5/15/06  3,564,567
 2,760,000 Nevada State Municipal Bond Bank Project
           #66 & 67, Series A........................... Aa2/AA    5.250    5/15/10  2,885,083
 2,000,000 Nevada State, Series A....................... Aa2/AA    5.000    7/01/04  2,097,620
 2,500,000 New Jersey State............................. Aa1/AA+   5.000    5/01/06  2,640,175
 2,000,000 New Jersey State, Series E................... Aa1/AA+   5.000    7/15/04  2,101,560
 1,000,000 New York State, Series F.....................  A2/AA    5.000    9/15/06  1,058,540
 1,000,000 New York, Series G...........................  A2/A     5.750    2/01/04  1,057,080
 1,805,000 Newport News Virginia........................ Aa2/AA    4.600    8/15/18  1,693,776
 1,000,000 Ohio State Infrastructure Improvement,
           Series A..................................... Aa1/AA+   5.250    8/01/09  1,064,280
 1,000,000 Omaha Nebraska, Series A..................... Aaa/AAA   6.500   12/01/16  1,173,700
 3,000,000 Pennsylvania State--1st Series............... Aaa/AAA   5.000    6/01/08  3,153,480
 1,320,000 Rhode Island Clean Water Protection, Series A Aaa/AAA   5.000   10/01/11  1,364,312
 2,000,000 Rhode Island, MBIA Insured+.................. Aaa/AAA   5.000    8/01/09  2,084,640
 1,345,000 Tennessee State, Series B.................... Aa2/AA    4.500    5/01/07  1,385,619
 5,255,000 Texas State Refunding Water Financial
           Assistance, Series A & C..................... Aa1/AA    5.000    8/01/09  5,442,761
 2,000,000 Washington State (Motor Vehicle Fuel Tax),
           Series R-92D................................. Aa1/AA+   6.250    9/01/07  2,219,600
 1,000,000 Washington State, Series A................... Aa1/AA+   6.700    2/01/05  1,099,200

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2001

                                                             Moody's
 Principal                                                     /S&P   Interest Maturity
  Amount                                                     Ratings*   Rate     Date      Value
-----------                                                  -------- -------- -------- ------------
            Municipal Bonds (Continued)
 $1,500,000 Washington State, Series R-93B.................. Aa1/AA+   5.375%  10/01/08 $  1,599,555
  2,005,000 Wisconsin State, Series I....................... Aa3/AA    5.500   11/01/13    2,149,741
                                                                                        ------------
                                                                                         100,643,812
                                                                                        ------------
            Healthcare--3.0%
  1,040,000 New Jersey Health Care Facilities Financing
            Authority Revenue, (Robert Wood Johnson
            University Hospital)............................  A1/A+    5.250   7/01/12     1,059,989
  1,000,000 New York State Dormitory Authority
            Revenue (Lenox Hill Hospital Obligation
            Group)..........................................  A3/A-    5.750   7/01/12     1,067,430
    350,000 New York State Medical Care Facilities
            Financing Agency, Series D, FHA Insured+........ Aa2/AA+   5.100   2/15/05       358,229
  1,000,000 North Carolina Medical Care Facility (Duke
            University Health Systems), Series A............ Aa3/AA    4.600   6/01/09     1,002,390
  2,000,000 Pennsylvania State Higher Educational Facilities
            Authority (University of Pennsylvania Health
            Services), Series B.............................  A3/A     5.000   1/01/04     2,059,020
  2,000,000 Tampa Florida Revenue Health System--
            Catholic Health East............................ Aaa/AAA   5.500   11/15/06    2,148,000
                                                                                        ------------
                                                                                           7,695,058
                                                                                        ------------
            Housing--0.2%
    500,000 Connecticut State Housing Finance
            Authority--Housing Mortgage Finance
            Program, Series C-2............................. Aaa/AAA   5.300   11/15/03      520,545
                                                                                        ------------
            Miscellaneous--2.1%
  5,000,000 Oklahoma Development Financial Authority
            Revenue (Samuel Roberts Noble, Inc.)............ Aaa/AAA   5.000   5/01/08     5,254,200
                                                                                        ------------
            Pre-Refunded Securities--2.0%
     85,000 Austin Texas Utility System Revenue, Series B,
            ETM.............................................  A2/A     7.250   11/15/03       92,439
     75,000 Georgia Municipal Electrical Authority Power
            Revenue, Series Z, ETM..........................  A2/A     5.000   1/01/04        78,113

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2001

                                                            Moody's
Principal                                                     /S&P   Interest Maturity
 Amount                                                     Ratings*   Rate     Date      Value
----------                                                  -------- -------- -------- -----------
           Municipal Bonds (Continued)
$2,000,000 Jacksonville Florida Health Facilities Authority
           Hospital Revenue (Charity Obligation Group),
           Series C, ETM................................... Aa2/NR    4.875%  8/15/07  $ 2,091,660
 1,255,000 King County Washington, Series A, ETM........... Aa1/AA+   5.000   1/01/04    1,307,095
 1,135,000 Lower Colorado River Authority, Texas
           Revenue, ETM.................................... Aaa/AAA   5.000   1/01/15    1,158,971
   155,000 Monroe County New York, AMBAC Insured+.......... Aaa/AAA   6.000   6/01/11      168,479
    95,000 New Jersey State Turnpike Authority Reveue,
           ETM............................................. AAA/AAA   5.875   1/01/08      101,395
                                                                                       -----------
                                                                                         4,998,152
                                                                                       -----------
           Special Tax--6.8%
 1,000,000 Connecticut State Special Obligation Revenue,
           Series B........................................ Aa3/AA-   6.100   9/01/08    1,112,550
 1,100,000 Indiana Bond Bank Revenue, Series A............. Aaa/AAA   5.750   2/01/06    1,190,673
 2,000,000 Indianapolis Industrial Local Public
           Improvement Bank, Series A...................... Aaa/AAA   5.500   2/01/08    2,145,440
 2,000,000 Municipal Assistance Corp. for New York
           City, Series E.................................. Aa1/AA+   6.000   7/01/05    2,172,300
 1,805,000 New York State Local Government Assistance
           Corp., Series A................................. A3/AA-    6.000   4/01/06    1,970,464
 2,000,000 New York State Local Government Assistance
           Corp., Series A, AMBAC Insured+................. Aaa/AAA   5.000   4/01/09    2,082,760
   100,000 New York State Local Government Assistance
           Corp., Series A, Floating Rate Note++........... Aa1/AA+   1.450   4/01/22      100,000
 2,000,000 New York State Local Government Assistance
           Corp., Series C................................. A3/AA-    6.000   4/01/12    2,238,780
 1,000,000 New York, New York City Transitional
           Authority, Series A............................. Aa2/AA+   5.250   11/15/12   1,043,520
 3,000,000 New York, New York City Transitional
           Finance Authority Revenue, Series B............. Aa2/AA+   5.100   11/15/07   3,168,630
                                                                                       -----------
                                                                                        17,225,117
                                                                                       -----------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2001

                                                          Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                   Ratings*   Rate     Date      Value
----------                                                -------- -------- -------- -----------
           Municipal Bonds (Continued)
           State Appropriation--9.3%
$1,980,000 Kentucky State Turnpike Authority Economic
           Development Road Revenue (Revitalization
           Projects), AMBAC Insured+..................... Aaa/AAA   5.300%  7/01/04  $ 2,089,870
 2,000,000 Kentucky State Turnpike Authority Economic
           Development Road Revenue (Revitalization
           Projects), AMBAC Insured+..................... Aaa/AAA   5.500   7/01/08    2,151,260
 1,000,000 Massachusetts Bay Transportation Authority,
           Series A...................................... Aa2/AA    5.400   3/01/08    1,069,470
 2,050,000 Metropolitan Transportation Authority Facility
           Revenue, Series 8............................. A3/AA-    5.500   7/01/06    2,210,495
 1,000,000 New York State Certificates of Partnership.... A3/AA-    5.000   3/01/04    1,044,720
 1,000,000 New York State Dormitory Authority Lease
           Revenue Court Facilities, Westchester County,
           AMBAC Insured+................................ Aa1/AA+   5.250   8/01/13    1,034,550
 3,000,000 New York State Dormitory Authority Revenue
           State University Educational Facilities....... A3/AA-    6.000   5/15/07    3,287,310
 3,000,000 New York State Urban Development Corp.,
           Revenue....................................... A3/AA-    5.000   1/01/14    3,001,950
 1,500,000 New York State Urban Development Corp.,
           Revenue....................................... A3/AA-    5.450   1/01/07    1,602,585
 1,785,000 New York State Urban Development Corp.,
           Revenue....................................... A3/AA-    5.500   1/01/13    1,904,988
 2,000,000 New York State Urban Development Corp.,
           Revenue, Correctional Facilities Services,
           Series B...................................... A3/AA-    5.000   1/01/07    2,096,280
 2,000,000 New York State Urban Development Corp.,
           Revenue, Correctional Facilities Services,
           Contract--A................................... A3/AA-    5.000   1/01/14    2,001,300
                                                                                     -----------
                                                                                      23,494,778
                                                                                     -----------
           Transportation--14.1%
 1,000,000 Central Puget Sound, Washington Transit
           Authority, FGIC Insured+...................... Aaa/AAA   5.250   2/01/09    1,050,280

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2001

                                                          Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                   Ratings*   Rate     Date      Value
----------                                                -------- -------- -------- -----------
           Municipal Bonds (Continued)
$2,750,000 Chicago Illinois O'Hare International Airport
           Revenue, Series A............................. Aaa/AAA   6.375%   1/01/12 $ 3,011,305
 2,750,000 Kansas State Department of Transportation
           Highway Revenue, Series A..................... Aa2/AA+   5.375    3/01/07   2,935,873
 1,750,000 Mississippi State Highway Revenue,
           Series #39.................................... Aa1/AAA   5.250    6/01/08   1,862,980
 2,000,000 New Jersey State Highway Authority Garden
           State Parkway General Revenue................. A1/AA-    5.150    1/01/07   2,116,300
 5,000,000 New Jersey State Transit Transportation Fund,
           Series A...................................... Aa2/AA    5.250    6/15/08   5,313,250
 7,500,000 New Jersey State Transit Transportation Fund,
           Series B, MBIA Insured+....................... Aaa/AAA   6.000   12/15/17   8,217,975
 1,200,000 New Jersey State Turnpike Authority
           Revenue, Series C, MBIA Insured+.............. Aaa/AAA   6.500    1/01/08   1,346,400
 1,000,000 New York State Bridge Authority Revenue....... Aa3/AA-   5.000    1/01/07   1,051,390
 5,000,000 New York State Thruway Authority Local
           Highway & Bridge.............................. A3/AA-    5.100    4/01/08   5,244,800
 2,105,000 Port of Seattle Washington Revenue, Series A,
           FGIC Insured+................................. Aaa/AAA   6.000   10/01/07   2,316,363
 1,130,000 Triborough Bridge & Tunnel Authority,
           Series Q...................................... Aa3/AA-   6.750    1/01/09   1,280,652
                                                                                     -----------
                                                                                      35,747,568
                                                                                     -----------
           Utilities--9.9%
 5,000,000 Austin Texas Utility System Revenue, Series A,
           MBIA Insured+................................. Aaa/AAA   5.000    5/15/07   5,219,150
 3,150,000 Dade County Florida Water & Sewer System
           Revenue, FGIC Insured+........................ Aaa/AAA   6.250   10/01/07   3,519,180
 1,000,000 Grant County Washington Public Utility
           District No. 002.............................. Aa3/A+    5.600    1/01/05   1,066,660
 1,000,000 Houston Texas Water Conveyance System
           Contract, Series B, AMBAC Insured+............ Aaa/AAA   7.000   12/15/04   1,106,930
 3,000,000 Jacksonville Florida Electrical Authority
           Revenue (St. Johns River Power-2), Series 7... Aa2/AA    5.750   10/01/12   3,107,850

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2001

                                                     Moody's
Principal                                              /S&P   Interest Maturity
 Amount                                              Ratings*   Rate     Date          Value
----------                                           -------- -------- --------     ------------
           Municipal Bonds (Continued)
$    5,000 Jacksonville Florida Electrical Authority
           Revenue, Series Two 1987A-1.............. Aa2/AA    7.500%    10/01/02   $      5,023
 3,500,000 Long Island Power Authority, New York
           Electric System Revenue, MBIA Insured+... Aaa/AAA   5.000     4/01/08       3,660,125
 1,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series A........ Aaa/AAA   5.500     12/01/10      1,082,980
 2,000,000 Milwaukee, Wisconsin Metropolitan Sewer
           District, Series A....................... Aa1/AA+   6.250     10/01/04      2,170,240
 1,000,000 New York State Environmental Facilities
           Corp. Pollution Control Revenue Loan-C... Aaa/AAA   5.000     7/15/04       1,053,290
 3,000,000 New York, New York City Municipal Water
           Finance Authority & Sewer System Revenue,
           Series D................................. Aa2/AA    5.250     6/15/08       3,171,570
                                                                                    ------------
                                                                                      25,162,998
                                                                                    ------------
           Total Municipal Bonds
           (Cost $246,985,066)......................                                 254,760,873
                                                                                    ------------

                                                              Moody's
Number of                                                       /S&P   Interest
 Shares                                                       Ratings    Rate          Value
----------                                                    -------- --------     ------------
           Tax-Exempt Money Market Fund--0.1%
   340,144 Dreyfus Municipal Money Market Fund
           (Cost $340,144)...................................  NR/NR      1.540%(a)      340,144
                                                                                    ------------
           Total Investments
           (Cost $247,325,210) (b)--100.6 %..................                        255,101,017
           Liabilities in excess of other assets--(0.6)%.....                         (1,575,275)
                                                                                    ------------
           Net Assets--100.0%................................                       $253,525,742
                                                                                    ------------

AMBAC American Municipal Bond Assurance Corporation.
ETM   Escrowed to maturity.
FGIC  Financial Guaranty Insurance Company.
FHA   Federal Housing Authority.
FSA   Financial Security Assurance.
MBIA  Municipal Bond Investors Assurance.
NR    Not rated.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
++ Represents interest rate in effect at December 31, 2001 for Floating Rates Notes.
(a)   Represents annualized 7 day yield at December 31, 2001.
(b) The cost stated also approximates the aggregated cost for Federal income tax purposes. At December 31, 2001, net unrealized appreciation was $8,138,175 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $8,686,208 and aggregate gross unrealized depreciation of $548,033.
*     Unaudited.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Diversification by State

         December 31, 2001

                                                                    % of
                                                                   Total
                                                      Value      Net Assets
                                                   ------------  ----------
     Connecticut.................................. $  1,633,095      0.6%
     Delaware.....................................    2,644,925      1.0
     District of Columbia.........................    2,146,080      0.8
     Florida......................................   10,871,713      4.3
     Georgia......................................   16,911,307      6.7
     Illinois.....................................   20,629,629      8.1
     Indiana......................................    6,429,932      2.5
     Kansas.......................................    2,935,873      1.2
     Kentucky.....................................    4,241,130      1.7
     Maryland.....................................    4,435,779      1.8
     Massachusetts................................    3,626,545      1.4
     Minnesota....................................    2,955,840      1.2
     Mississippi..................................    1,862,980      0.7
     Montana......................................    1,361,298      0.5
     Nebraska.....................................    1,173,700      0.5
     Nevada.......................................    8,547,270      3.4
     New Jersey...................................   26,910,831     10.6
     New York.....................................   61,032,105     24.1
     North Carolina...............................    4,713,099      1.9
     Ohio.........................................    1,064,280      0.4
     Oklahoma.....................................    5,254,200      2.1
     Pennsylvania.................................    7,324,840      2.9
     Rhode Island.................................    3,448,952      1.4
     South Carolina...............................    1,033,640      0.4
     Tennessee....................................    1,385,619      0.5
     Texas........................................   23,462,206      9.3
     Virginia.....................................    8,732,623      3.4
     Washington...................................   12,311,432      4.9
     Wisconsin....................................    5,679,950      2.2
     Tax-exempt money market fund (various states)      340,144      0.1
                                                   ------------    -----
     Total value of investments...................  255,101,017    100.6
     Liabilities in excess of other assets........   (1,575,275)    (0.6)
                                                   ------------    -----
     Net Assets................................... $253,525,742    100.0%
                                                   ------------    -----

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Statement of Assets and Liabilities

         December 31, 2001

          Assets:
            Investments at market value,
             (Cost $247,325,210)........................ $255,101,017
            Cash........................................    2,457,265
            Receivables:
             Interest...................................    3,905,692
             Capital stock sold.........................      646,476
            Deferred organization costs and other
             assets.....................................       17,704
                                                         ------------
             Total Assets...............................  262,128,154
                                                         ------------
          Liabilities:
            Payables:
             Investments purchased......................    8,155,025
             Dividends..................................      210,234
             Services provided by The Bank of New
              York and Administrator....................      182,061
            Accrued expenses and other liabilities......       55,092
                                                         ------------
             Total Liabilities..........................    8,602,412
                                                         ------------
          Net Assets:................................... $253,525,742
                                                         ------------
          Sources of Net Assets:
            Capital stock @ par......................... $     25,295
            Capital surplus.............................  245,383,142
            Undistributed net investment income.........      362,368
            Accumulated net realized loss on
             investments................................      (20,870)
            Net unrealized appreciation on
             investments................................    7,775,807
                                                         ------------
          Net Assets.................................... $253,525,742
                                                         ------------
          Institutional Shares:
            Net assets.................................. $252,992,449
                                                         ------------
            Shares outstanding..........................   25,242,395
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.02
                                                         ------------
          Investor Shares:
            Net assets.................................. $    533,293
                                                         ------------
            Shares outstanding..........................       53,150
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.03
                                                         ------------
            Institutional Shares authorized @ $.001 par
             value......................................  200,000,000
            Investor Shares authorized @ $.001 par
             value......................................  200,000,000

      Statement of Operations

For the year ended December 31, 2001

           Investment Income:
             Interest.................................. $11,810,762
                                                        -----------
           Expenses:
             Advisory..................................   1,250,448
             Administration............................     500,179
             Accounting services.......................      59,936
             Transfer agent............................      52,239
             Custodian.................................      40,799
             Audit.....................................      27,517
             Amortization of organization cost.........      16,546
             Registration and filings..................      15,727
             Directors.................................      13,845
             Reports to shareholders...................       6,255
             Legal.....................................       4,999
             Cash management...........................       4,135
             12b-1 fee--Investor Shares................       1,572
             Other.....................................      32,198
                                                        -----------
              Total Expenses...........................   2,026,395
             Fees waived by The Bank of New York
              (Note 3).................................     (44,595)
                                                        -----------
              Net Expenses.............................   1,981,800
                                                        -----------
              Net Investment Income....................   9,828,962
                                                        -----------
           Realized and Unrealized Gain
            (Loss) on Investments:
             Net realized gain on investments..........   1,508,450
             Decrease in unrealized appreciation on
              investments during the year..............    (226,509)
                                                        -----------
             Net realized and unrealized gain on
              investments..............................   1,281,941
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $11,110,903
                                                        -----------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Statements of Changes in Net Assets

                                                                                                   Year ended December 31,
                                                                                                 --------------------------
                                                                                                     2001          2000
                                                                                                 ------------  ------------
Operations:
 Net investment income.......................................................................... $  9,828,962  $ 10,042,373
 Net realized gain (loss) on
   investments..................................................................................    1,508,450      (468,217)
 Increase (decrease) in unrealized
   appreciation on investments
   during the year..............................................................................     (226,509)   12,121,486
                                                                                                 ------------  ------------
   Net increase in net assets
    resulting from operations...................................................................   11,110,903    21,695,642
                                                                                                 ------------  ------------
Dividends and Distributions to
 Shareholders:
 Dividends from net investment
   income: Institutional Shares.................................................................   (9,702,668)  (10,022,306)
                         Investor
                         Shares.................................................................      (22,889)      (20,067)
 Distributions from capital gains:
   Institutional Shares.........................................................................   (1,245,776)           --
                     Investor
                     Shares.....................................................................       (2,786)           --
                                                                                                 ------------  ------------
                                                                                                  (10,974,119)  (10,042,373)
                                                                                                 ------------  ------------
Capital Stock Transactions:
 Proceeds from capital stock sold:
   Institutional Shares.........................................................................   44,080,481    35,375,828
                     Investor
                     Shares.....................................................................      108,193       231,165
 Proceeds from shares issued on
   reinvestment of dividends and
   distributions: Institutional
   Shares.......................................................................................    1,375,367       228,037

                                            Investor
                                            Shares..............................................       25,805        19,762
 Value of capital stock
   repurchased: Institutional
   Shares.......................................................................................  (41,520,776)  (50,084,589)
                      Investor
                      Shares....................................................................     (208,854)     (111,986)
                                                                                                 ------------  ------------
 Net increase (decrease) in net
   assets resulting from capital
   stock transactions...........................................................................    3,860,216   (14,341,783)
                                                                                                 ------------  ------------
   Increase (Decrease) in Net
    Assets......................................................................................    3,997,000    (2,688,514)
Net Assets:
 Beginning of year..............................................................................  249,528,742   252,217,256
                                                                                                 ------------  ------------
 End of year (includes
   undistributed net investment
   income of $362,368 at December
   31, 2001).................................................................................... $253,525,742  $249,528,742
                                                                                                 ------------  ------------
Changes in Capital Stock
 Outstanding:
 Shares sold: Institutional Shares..............................................................    4,329,898     3,683,376
         Investor Shares........................................................................       10,683        23,804
 Shares issued on reinvestment of
   dividends and distributions:
   Institutional Shares.........................................................................      137,404        23,667

                                      Investor
                                      Shares....................................................        2,542         2,043
 Shares repurchased: Institutional
   Shares.......................................................................................   (4,086,707)   (5,225,692)
             Investor Shares....................................................................      (20,561)      (11,497)
                                                                                                 ------------  ------------
   Net increase (decrease)......................................................................      373,259    (1,504,299)
 Shares outstanding, beginning of
   year.........................................................................................   24,922,286    26,426,585
                                                                                                 ------------  ------------
 Shares outstanding, end of year................................................................   25,295,545    24,922,286
                                                                                                 ------------  ------------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Financial Highlights

                                                              Institutional Shares
                                            ----------------------------------------------------
                                                                                     For the period
                                                                                     April 1, 1997*
                                                    Year ended December 31,             through
                                            ---------------------------------------   December 31,
                                            2001/(a)/   2000      1999       1998         1997
                                            --------  --------  --------   --------  --------------
PER SHARE DATA:
Net asset value at beginning of period..... $  10.01  $   9.54  $  10.19   $  10.27     $  10.00
                                            --------  --------  --------   --------     --------
Gain (loss) from investment operations
Net investment income......................     0.40      0.40      0.39       0.41         0.33
Net realized and unrealized gain (loss) on
  investments..............................     0.06      0.47     (0.60)      0.13         0.31
                                            --------  --------  --------   --------     --------
 Total from investment operations..........     0.46      0.87     (0.21)      0.54         0.64
                                            --------  --------  --------   --------     --------
Dividends and distributions
Dividends from net investment income.......    (0.40)    (0.40)    (0.39)     (0.41)       (0.33)
Distributions from capital gains...........    (0.05)       --     (0.05)     (0.21)       (0.04)
                                            --------  --------  --------   --------     --------
 Total dividends and distributions.........    (0.45)    (0.40)    (0.44)     (0.62)       (0.37)
                                            --------  --------  --------   --------     --------
Net asset value at end of period........... $  10.02  $  10.01  $   9.54   $  10.19     $  10.27
                                            --------  --------  --------   --------     --------
TOTAL RETURN:..............................     4.58%     9.30%    (2.06)%     5.37%        6.50%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted) $252,992  $248,923  $251,777   $270,065     $269,085
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York........................     0.79%     0.78%     0.79%      0.83%        0.81%***
 Expenses, prior to waiver from The Bank
   of New York.............................     0.81%     0.79%     0.80%      0.83%        0.81%***
 Net investment income, net of waiver from
   The Bank of New York....................     3.93%     4.10%     3.96%      4.03%        4.36%***
Portfolio turnover rate....................       24%       19%       34%        37%          30%

*   Commencement of investment operations.
**  Not annualized.
*** Annualized.
(a) As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was an increase to the ratio of net investment income to average net assets from 3.89% to 3.93%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

                                                                       Investor Shares
                                                       --------------------------------------------
                                                                                          For the period
                                                                                           May 1, 1997*
                                                            Year ended December 31,          through
                                                       --------------------------------    December 31,
                                                       2001/(a)/  2000    1999     1998        1997
                                                       --------  ------  ------   ------  --------------
PER SHARE DATA:
Net asset value at beginning of period................  $10.02   $ 9.55  $10.19   $10.28      $ 9.99
                                                        ------   ------  ------   ------      ------
Gain (loss) from investment operations
Net investment income.................................    0.38     0.37    0.23     0.38        0.27
Net realized and unrealized gain (loss) on investments    0.05     0.47   (0.45)    0.12        0.33
                                                        ------   ------  ------   ------      ------
 Total from investment operations.....................    0.43     0.84   (0.22)    0.50        0.60
                                                        ------   ------  ------   ------      ------
Dividends and distributions
Dividends from net investment income..................   (0.37)   (0.37)  (0.37)   (0.38)      (0.27)
Distributions from capital gains......................   (0.05)      --   (0.05)   (0.21)      (0.04)
                                                        ------   ------  ------   ------      ------
 Total dividends and distributions....................   (0.42)   (0.37)  (0.42)   (0.59)      (0.31)
                                                        ------   ------  ------   ------      ------
Net asset value at end of period......................  $10.03   $10.02  $ 9.55   $10.19      $10.28
                                                        ------   ------  ------   ------      ------
TOTAL RETURN:.........................................    4.32%    9.03%  (2.22)%   4.95%       6.08%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...........  $  533   $  606  $  441   $  473      $  194
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York...................................    1.04%    1.03%   1.07%    1.13%       1.15%***
 Expenses, prior to waiver from The
   Bank of New York...................................    1.06%    1.04%   1.07%    1.13%       1.15%***
 Net investment income, net of waiver from The
   Bank of New York...................................    3.68%    3.85%   2.31%    3.74%       3.98%***
Portfolio turnover rate...............................      24%      19%     34%      37%         30%

*   Commencement of investment operations.
**  Not annualized.
*** Annualized.
(a) As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01, and increase the ratio of net investment income to average net assets from 3.64% to 3.68%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Schedule of Investments

         December 31, 2001

                                                        Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                 Ratings*   Rate     Date     Value
----------                                              -------- -------- -------- ----------
           Municipal Bonds--93.2%
           Education--9.8%
$1,000,000 Dutchess County, New York Industrial
           Development Agency (Bard College Civic
           Facilities).................................  A3/NR    5.750%  8/01/08  $1,081,440
 1,500,000 New York State Dormitory Authority,
           New York University, Series A, AMBAC
           Insured+.................................... Aaa/AAA   5.500   7/01/09   1,618,845
 1,700,000 New York State Dormitory Authority, New
           York University, Series A, MBIA Insured +... Aaa/AAA   5.500   7/01/04   1,797,767
   500,000 New York State Dormitory Authority,
           Rochester Institute of Technology........... Aaa/AAA   5.000   7/01/13     511,005
                                                                                   ----------
                                                                                    5,009,057
                                                                                   ----------
           General Obligations--14.2%
    60,000 Monroe County, New York, Unrefunded
           Balance, Series B........................... Aa2/AA    7.000   6/01/03      61,142
 1,000,000 New York State..............................  A2/AA    5.125   6/15/04   1,051,020
   500,000 New York State, Environmental Quality.......  A2/AA    5.125   1/15/15     504,770
 2,250,000 New York State, Series A....................  A2/AA    5.250   3/15/15   2,305,215
   500,000 New York State, Series C....................  A2/AA    5.000   6/15/11     519,345
   500,000 New York, New York, Series A................  A2/A     6.250   8/01/08     552,700
   525,000 New York, New York, Series C................  A2/A     5.500   8/15/08     554,531
   500,000 New York, New York, Series H................  A2/A     5.750   3/15/08     530,245
   415,000 New York, New York, Series I................  A2/A     5.750   3/15/08     440,103
   750,000 Suffolk County, New York, Series B, FGIC
           Insured+.................................... Aaa/AAA   5.000   10/01/13    763,245
                                                                                   ----------
                                                                                    7,282,316
                                                                                   ----------
           Healthcare--6.0%
 1,000,000 New York State Dormitory Authority, Lenox
           Hill Hospital, Obligation Group.............  A3/NR    5.250   7/01/08   1,044,150
   165,000 New York State Dormitory Authority, Our Lady
           of Consolation Nursing Home, FHA Insured+...  NR/AA    5.200   8/01/05     168,156

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2001

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   Rate     Date     Value
----------                                               -------- -------- -------- ----------
           Municipal Bonds (Continued)
$  400,000 New York State Dormitory Authority,
           University of Rochester--Strong Memorial
           Hospital.....................................  A1/A+    5.000%  7/01/02  $  406,624
 1,000,000 Westchester County, New York, Healthcare
           Corp., Series B.............................. Aaa/AAA   5.125   11/01/15  1,018,780
   400,000 Westchester County, New York, Healthcare
           Corp., Series B.............................. Aaa/AAA   5.250   11/01/11    423,676
                                                                                    ----------
                                                                                     3,061,386
                                                                                    ----------
           Housing--6.0%
   500,000 New York State Mortgage Revenue--
           Homeowner Mortgage, Series 37-A.............. Aa1/NR    5.850   4/01/06     530,910
   500,000 New York State Mortgage Revenue--
           Homeowner Mortgage, Series 39................ Aa1/NR    5.300   4/01/04     521,335
 1,000,000 New York State Mortgage Revenue--
           Homeowner Mortgage, Series 70................ Aa1/NR    5.375   10/01/17  1,008,800
 1,000,000 New York State Mortgage Revenue--
           Homeowner Mortgage, Series 95................ Aa1/NR    5.500   10/01/17  1,023,870
                                                                                    ----------
                                                                                     3,084,915
                                                                                    ----------
           Industrial Development Bonds--3.5%
   700,000 Hempstead Town--New York Industrial
           Development Agency (American Refinery Fuel
           Co. Project)................................. Aaa/AAA   4.875   12/01/06    736,064
 1,000,000 Hempstead Town--New York Industrial
           Development Agency (American Refinery Fuel
           Co. Project)................................. Aaa/AAA   5.000   12/01/07  1,050,200
                                                                                    ----------
                                                                                     1,786,264
                                                                                    ----------
           Other--3.6%
 1,800,000 New York State Dormitory Authority, Lease
           Revenue Court Facilities, Westchester County,
           AMBAC Insured+............................... Aa1/AA+   5.125   8/01/12   1,860,660
                                                                                    ----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2001

                                                          Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                   Ratings*   Rate     Date     Value
----------                                                -------- -------- -------- ----------
           Municipal Bonds (Continued)
           Prefunded/Escrow/U.S. Guaranteed--1.2%
$  555,000 New York State Housing Finance Agency, State
           University Construction, ETM.................. Aaa/AAA   6.500%  11/01/06 $  604,944
    27,000 Puerto Rico Commonwealth Aqueduct & Sewer
           Authority Revenue, ETM........................ Aaa/AAA   4.500   7/01/02      27,000
                                                                                     ----------
                                                                                        631,944
                                                                                     ----------
           Special Tax--12.8%
 1,000,000 Metropolitan Transportation Authority
           Dedicated Tax Fund, Series A, MBIA Insured+... Aaa/AAA   6.000   4/01/05   1,086,040
 2,000,000 Municipal Assistance Corp. for New York City,
           Series E...................................... Aa1/AA+   6.000   7/01/05   2,172,300
   600,000 New York State Local Government Assistance
           Corp., Series A, Floating Rate Note++......... Aa1/AA+   1.450   4/01/22     600,000
   600,000 New York State Local Government Assistance
           Corp., Series B............................... A3/AA-    5.000   4/01/02     605,172
   500,000 New York State Local Government Assistance
           Corp., Series E............................... A3/AA-    4.800   4/01/05     522,910
 1,225,000 New York, New York City Transitional Finance
           Authority, Series A........................... Aa2/AA+   5.000   8/15/05   1,292,938
   300,000 New York, New York City Transitional Finance
           Authority, Series B........................... Aa2/AA+   5.000   11/15/10    311,082
                                                                                     ----------
                                                                                      6,590,442
                                                                                     ----------
           State Appropriation--17.5%
 1,000,000 Metropolitan Transportation Authority Service
           Contract Revenue, Transit Facilities, Series O A3/AA-    5.750   7/01/07   1,089,750
   250,000 New York State Dormitory Authority, Albany
           County........................................ A3/AA-    5.500   4/01/08     262,153
   500,000 New York State Dormitory Authority, Mental
           Health Services Facilities, Series D.......... NR/AA-    5.000   8/15/10     513,685
   500,000 New York State Dormitory Authority, State
           University Dormitory Facilities, Series A.....  NR/A+    5.500   7/01/10     536,270
   500,000 New York State Dormitory Authority, State
           University Educational Facilities............. Aaa/AAA   5.250   5/15/15     522,790

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2001

                                                          Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                   Ratings*   Rate     Date     Value
----------                                                -------- -------- -------- ----------
           Municipal Bonds (Continued)
$  250,000 New York State Dormitory Authority,
           State University Educational Facilities....... A3/AA-    5.500%  5/15/09  $  267,478
 1,000,000 New York State Dormitory Authority,
           State University Educational Facilities, MBIA
           Insured+...................................... Aaa/AAA   5.000   5/15/15   1,010,380
   300,000 New York State Dormitory Authority, State
           University Educational Facilities, Series B... A3/AA-    5.200   5/15/03     311,019
   480,000 New York State Medical Care Facilities, Mental
           Health Service Facilities, Series F........... A3/AA-    6.100   8/15/02     492,451
   500,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund.......................................... A3/AA-    6.000   4/01/07     547,390
   750,000 New York State Thruway Authority Service
           Contract, Highway & Bridge Trust Fund......... A3/AA-    5.625   4/01/07     808,620
   500,000 New York State Thruway Authority Service
           Contract, Highway & Bridge Trust Fund,
           Series A, FGIC Insured+....................... Aaa/AAA   5.000   4/01/10     522,225
 1,000,000 New York State Urban Development Corp......... A3/AA-    5.900   1/01/07   1,038,230
   500,000 New York State Urban Development Corp.,
           Correctional Facilities Service Contract,
           Series A...................................... A3/AA-    5.000   1/01/12     507,905
   500,000 New York State Urban Development Corp.,
           Correctional Facilities, AMBAC Insured+....... Aaa/AAA   5.625   1/01/07     527,505
                                                                                     ----------
                                                                                      8,957,851
                                                                                     ----------
           Transportation--11.2%
   500,000 Port Authority of New York & New Jersey....... A1/AA-    4.750   10/01/08    511,030
 1,000,000 Port Authority of New York & New Jersey....... A1/AA-    4.900   11/15/06  1,027,880
 1,000,000 Port Authority of New York & New Jersey....... A1/AA-    5.300   8/01/03   1,025,410
   500,000 Port Authority of New York & New Jersey....... A1/AA-    6.100   10/15/02    510,985
 1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series A..................... AA3/AA-   5.250   1/01/16   1,016,340
   500,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B..................... Aa3/AA-   5.500   1/01/07     537,435

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2001

                                                          Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                   Ratings*   Rate     Date      Value
----------                                                -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series Y..................... Aa3/AA-   6.000%  1/01/12  $ 1,110,370
                                                                                     -----------
                                                                                       5,739,450
                                                                                     -----------
           Utilities--7.4%
 1,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series A............. Aaa/AAA   5.500   12/01/10   1,082,980
   300,000 New York State Environmental Facilities Corp.,
           PCR State Water, Series D..................... Aaa/AAA   6.000   5/15/02      305,025
   500,000 New York State Environmental Facilities Corp.,
           Pollution Control Revenue..................... Aaa/AAA   5.750   6/15/08      545,540
   500,000 New York State Environmental Facilities Corp.,
           Series C...................................... Aaa/AAA   5.250   6/15/12      521,265
   750,000 New York State Power Authority, Series A...... Aa2/AA-   5.500   11/15/10     801,518
   500,000 Suffolk County, New York Water Authority,
           Waterworks Revenue, MBIA Insured+............. Aaa/AAA   5.100   6/01/07      528,950
                                                                                     -----------
                                                                                       3,785,278
                                                                                     -----------
           Total Municipal Bonds
           (Cost $46,689,500)............................                             47,789,563
                                                                                     -----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2001

                                                Moody's
 Number                                          /S&P   Interest
of Shares                                       Ratings   Rate        Value
---------                                       ------- --------   -----------
          Tax-Exempt Money Market Fund--5.6%
2,128,656 Dreyfus Municipal Money Market Fund    NR/NR    1.54%(a) $ 2,128,656
  707,011 Federated New York Tax Free........    NR/NR    1.39(a)      707,011
                                                                   -----------
          Total Tax-Exempt Money Market Fund
          (Cost $2,835,667)..................                        2,835,667
                                                                   -----------
          Total Investments
          (Cost $49,525,167)(b)--98.8%.......                       50,625,230
          Other assets less liabilities--1.2%                          637,475
                                                                   -----------
          Net Assets--100.0%.................                      $51,262,705
                                                                   -----------

AMBACAmerican Municipal Bond Assurance Corp.
ETM  Escrowed to maturity.
FGIC Financial Guaranty Insurance Company.
FHA  Federal Housing Authority.
MBIA Municipal Bond Investors Assurance.
NR   Not Rated.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
++ Represents interest rate in effect at December 31, 2001 for Floating Rates Notes.
(a)  Represents annualized 7 day yield at December 31, 2001.
(b) The cost stated also approximates the aggregated cost for Federal income tax purposes. At December 31, 2001, net unrealized appreciation was $1,106,104 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,190,973 and aggregate gross unrealized depreciation of $84,869.
*    Unaudited.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Statement of Assets and Liabilities

         December 31, 2001

Assets:
 Investments at market value,
   (Cost $49,525,167)........................................ $ 50,625,230
 Receivables:
   Interest..................................................      755,063
   Capital stock sold........................................        1,510
 Other assets................................................        5,199
                                                              ------------
   Total Assets..............................................   51,387,002
                                                              ------------
Liabilities:
 Due to custodian............................................        4,732
 Payables:
   Dividends.................................................       40,609
   Services provided by The Bank of New York and
    Administrator............................................       37,221
 Accrued expenses and other liabilities......................       41,735
                                                              ------------
   Total Liabilities.........................................      124,297
                                                              ------------
Net Assets:.................................................. $ 51,262,705
                                                              ------------
Sources of Net Assets:
 Capital stock @ par......................................... $      4,857
 Capital surplus.............................................   50,124,169
 Undistributed net investment income.........................        6,041
 Accumulated net realized gain on investments................       27,575
 Net unrealized appreciation on investments..................    1,100,063
                                                              ------------
Net Assets................................................... $ 51,262,705
                                                              ------------
Institutional Shares:
 Net assets.................................................. $ 44,163,506
                                                              ------------
 Shares outstanding..........................................    4,184,430
                                                              ------------
 Net asset value, offering price and repurchase price per
   share..................................................... $      10.55
                                                              ------------
Investor Shares:
 Net assets.................................................. $  7,099,199
                                                              ------------
 Shares outstanding..........................................      672,453
                                                              ------------
 Net asset value, offering price and repurchase price per
   share..................................................... $      10.56
                                                              ------------
Institutional Shares authorized @ $.001 par value............  200,000,000
Investor Shares authorized @ $.001 par value.................  200,000,000

      Statement of Operations

For the year ended December 31, 2001

Investment Income:
 Interest..................................................... $2,174,604
                                                               ----------
Expenses:
 Advisory.....................................................    235,091
 Administration...............................................     94,036
 Accounting services..........................................     59,975
 Transfer agent...............................................     34,973
 Audit........................................................     31,794
 12b-1 fee--Investor Shares...................................     18,581
 Registration and filings.....................................     15,198
 Custodian....................................................     13,795
 Directors....................................................     13,789
 Reports to shareholders......................................      1,343
 Legal........................................................      1,151
 Cash management..............................................        690
 Other........................................................     14,944
                                                               ----------
   Total Expenses.............................................    535,360
 Fees waived by The Bank of New York (Note 3).................   (145,333)
                                                               ----------
   Net Expenses...............................................    390,027
                                                               ----------
   Net Investment Income......................................  1,784,577
                                                               ----------
Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments.............................    339,367
 Decrease in unrealized appreciation on investments during the
   year.......................................................    (36,070)
                                                               ----------
 Net realized and unrealized gain on investments..............    303,297
                                                               ----------
 Net increase in net assets resulting from operations......... $2,087,874
                                                               ----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Statements of Changes in Net Assets

                                                                                                         Year ended December 31,
                                                                                                        ------------------------
                                                                                                           2001         2000
                                                                                                        -----------  -----------
Operations:
 Net investment income................................................................................. $ 1,784,577  $ 1,601,515
 Net realized gain on investments......................................................................     339,367       86,268
 Increase (decrease) in unrealized appreciation on
   investments during the year.........................................................................     (36,070)   1,656,395
                                                                                                        -----------  -----------
   Net increase in net assets resulting from operations................................................   2,087,874    3,344,178
                                                                                                        -----------  -----------
Dividends and Distributions to Shareholders:
 Dividends from net investment income: Institutional Shares............................................  (1,505,608)  (1,305,220)
                         Investor Shares...............................................................    (264,276)    (296,295)
 Distributions from capital gains: Institutional Shares................................................    (334,701)          --
                     Investor Shares...................................................................     (53,884)          --
                                                                                                        -----------  -----------
                                                                                                         (2,158,469)  (1,601,515)
                                                                                                        -----------  -----------
Capital Stock Transactions:
 Proceeds from capital stock sold: Institutional Shares................................................  17,010,905    6,135,155
                     Investor Shares...................................................................     886,240      975,672
 Proceeds from shares issued on reinvestment of dividends
   and distributions: Institutional Shares.............................................................     679,875      316,792
                                              Investor
                                                Shares.................................................     255,734      222,280
 Value of capital stock repurchased: Institutional Shares..............................................  (6,643,519)  (6,102,175)
                      Investor Shares..................................................................  (2,078,976)  (1,545,253)
                                                                                                        -----------  -----------
 Net increase in net assets resulting from capital stock
   transactions........................................................................................  10,110,259        2,471
                                                                                                        -----------  -----------
   Increase in Net Assets..............................................................................  10,039,664    1,745,134
Net Assets:
 Beginning of year.....................................................................................  41,223,041   39,477,907
                                                                                                        -----------  -----------
 End of year (includes undistributed net investment income
   of $6,041 at December 31, 2001)..................................................................... $51,262,705  $41,223,041
                                                                                                        -----------  -----------
Changes in Capital Stock Outstanding:
 Shares sold: Institutional Shares.....................................................................   1,592,341      601,990
         Investor Shares...............................................................................      82,652       95,623
 Shares issued on reinvestment of dividends and
   distributions: Institutional Shares.................................................................      63,936       31,011
                                      Investor Shares..................................................      23,950       21,768
 Shares repurchased: Institutional Shares..............................................................    (620,600)    (597,627)
             Investor Shares...........................................................................    (194,675)    (151,985)
                                                                                                        -----------  -----------
   Net increase........................................................................................     947,604          780
 Shares outstanding, beginning of year.................................................................   3,909,279    3,908,499
                                                                                                        -----------  -----------
 Shares outstanding, end of year.......................................................................   4,856,883    3,909,279
                                                                                                        -----------  -----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Financial Highlights

                                                            Institutional Shares
                                           --------------------------------------------------
                                                                                  For the period
                                                 Year ended December 31,          April 1, 1997*
                                           -----------------------------------        through
                                           2001/(a)/  2000     1999      1998    December 31, 1997
                                           --------  -------  -------   -------  -----------------
PER SHARE DATA:
Net asset value at beginning of period.... $ 10.54   $ 10.10  $ 10.65   $ 10.52       $ 10.16
                                           -------   -------  -------   -------       -------
Gain (loss) from investment operations
Net investment income.....................    0.41      0.41     0.41      0.41          0.31
Net realized and unrealized gain (loss) on
  investments.............................    0.09      0.44    (0.55)     0.14          0.36
                                           -------   -------  -------   -------       -------
 Total from investment operations.........    0.50      0.85    (0.14)     0.55          0.67
                                           -------   -------  -------   -------       -------
Dividends and distributions
Dividends from net investment income......   (0.41)    (0.41)   (0.41)    (0.41)        (0.31)
Distributions from capital gains..........   (0.08)       --       --     (0.01)           --
                                           -------   -------  -------   -------       -------
 Total dividends and distributions........   (0.49)    (0.41)   (0.41)    (0.42)        (0.31)
                                           -------   -------  -------   -------       -------
Net asset value at end of year............ $ 10.55   $ 10.54  $ 10.10   $ 10.65       $ 10.52
                                           -------   -------  -------   -------       -------
TOTAL RETURN:.............................    4.77%     8.66%   (1.35)%    5.30%         6.69%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $44,164   $33,202  $31,446   $31,519       $30,915
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York...............................    0.79%     0.79%    0.82%     0.90%         0.90%***
 Expenses, prior to waiver from The Bank
   of New York............................    1.10%     1.06%    1.07%     1.07%         1.15%***
 Net investment income, net of waiver
   from The Bank of New York..............    3.83%     4.05%    3.93%     3.85%         3.98%***
Portfolio turnover rate...................      17%       16%      32%       24%           21%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was an increase to the ratio of net investment income to average net assets from 3.80% to 3.83%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

                                                                     Investor Shares
                                                       ------------------------------------------
                                                                 Year ended December 31,
                                                       ------------------------------------------
                                                       2001/(a)/  2000    1999     1998     1997
                                                       --------  ------  ------   -------  -------
PER SHARE DATA:
Net asset value at beginning of year..................  $10.55   $10.10  $10.65   $ 10.52  $ 10.29
                                                        ------   ------  ------   -------  -------
Gain (loss) from investment operations
Net investment income.................................    0.38     0.39    0.38      0.38     0.39
Net realized and unrealized gain (loss) on investments    0.09     0.45   (0.55)     0.14     0.23
                                                        ------   ------  ------   -------  -------
 Total from investment operations.....................    0.47     0.84   (0.17)     0.52     0.62
                                                        ------   ------  ------   -------  -------
Dividends and distributions
Dividends from net investment income..................   (0.38)   (0.39)  (0.38)    (0.38)   (0.39)
Distributions from capital gains......................   (0.08)      --      --     (0.01)      --
                                                        ------   ------  ------   -------  -------
 Total dividends and distributions....................   (0.46)   (0.39)  (0.38)    (0.39)   (0.39)
                                                        ------   ------  ------   -------  -------
Net asset value at end of year........................  $10.56   $10.55  $10.10   $ 10.65  $ 10.52
                                                        ------   ------  ------   -------  -------
TOTAL RETURN:.........................................    4.51%    8.49%  (1.60)%    5.04%    6.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).............  $7,099   $8,021  $8,032   $11,580  $10,368
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....    1.04%    1.03%   1.07%     1.15%    1.02%
 Expenses, prior to waiver from The Bank of New York..    1.34%    1.31%   1.30%     1.32%    1.32%
 Net investment income, net of waiver from The Bank of
   New York...........................................    3.59%    3.81%   3.65%     3.61%    3.88%
Portfolio turnover rate...............................      17%      16%     32%       24%      21%

(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was also an increase to the ratio of net investment income to average net assets from 3.56% to 3.59%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Schedule of Investments

         December 31, 2001

Number of
 Shares                                     Value
---------                                  --------
            Common Stocks--89.5%
            Advertising and Marketing
            Services--0.3%
     450    Omnicom Group, Inc............ $ 40,207
     900    The Interpublic Group of Cos.,
            Inc...........................   26,586
     300    TMP Worldwide, Inc.*..........   12,870
                                           --------
                                             79,663
                                           --------
            Aerospace and Defense--1.1%
     500    General Dynamics Corp.........   39,820
     200    Goodrich Corp.................    5,324
   1,000    Lockheed Martin Corp..........   46,670
     285    Northrop Grumman Corp.........   28,731
     950    Raytheon Co...................   30,846
     400    Rockwell Collins, Inc.........    7,800
   2,000    The Boeing Co.................   77,560
   1,100    United Technologies Corp......   71,093
                                           --------
                                            307,844
                                           --------
            Airlines--0.2%
     300    AMR Corp.*....................    6,651
     250    Delta Air Lines, Inc..........    7,315
   1,775    Southwest Airlines Co.........   32,802
     100    US Airways Group, Inc.*.......      634
                                           --------
                                             47,402
                                           --------
            Aluminum, Steel and Other
            Metals--0.4%
     700    Alcan, Inc....................   25,151
   2,006    Alcoa, Inc....................   71,313
     100    Allegheny Technologies, Inc...    1,675
     250    Freeport-McMoRan Copper &
            Gold, Inc., Class B*..........    3,347
     400    Inco Ltd.*....................    6,776
     150    Nucor Corp....................    7,944

Number of
 Shares                                    Value
---------                                 --------
            Common Stocks (Continued)
     150    Phelps Dodge Corp*........... $  4,860
     150    USX-U.S. Steel Group.........    2,716
                                          --------
                                           123,782
                                          --------
            Automotive--0.9%
     300    AutoZone, Inc.*..............   21,540
     250    Dana Corp....................    3,470
   1,300    Delphi Automotive Systems
            Corp.........................   17,758
   4,147    Ford Motor Co................   65,191
   1,300    General Motors Corp..........   63,180
     750    Harley-Davidson, Inc.........   40,732
     250    Johnson Controls, Inc........   20,187
     100    Navistar International Corp.*    3,950
     150    PACCAR, Inc..................    9,843
     250    TRW, Inc.....................    9,260
     239    Visteon Corp.................    3,595
                                          --------
                                           258,706
                                          --------
            Banking and Finance--5.8%
     850    AmSouth Bancorp..............   16,065
   3,750    Bank of America Corp.........  236,062
   2,750    Bank One Corp................  107,387
   1,100    BB&T Corp....................   39,721
     474    Charter One Financial, Inc...   12,869
     450    Comerica, Inc................   25,785
   1,373    Fifth Third Bancorp..........   84,206
   2,405    FleetBoston Financial Corp...   87,782
     400    Golden West Financial Corp...   23,540
     555    Huntington Bancshares, Inc...    9,540
   4,650    J.P. Morgan Chase & Co.......  169,027
     950    KeyCorp......................   23,123
   1,100    Mellon Financial Corp........   41,382
   1,400    National City Corp...........   40,936
     500    Northern Trust Corp..........   30,110

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2001

Number of
 Shares                                      Value
---------                                  ----------
            Common Stocks (Continued)
     500    Regions Financial Corp........ $   14,970
     800    SouthTrust Corp...............     19,736
     800    State Street Corp.............     41,800
     650    SunTrust Banks, Inc...........     40,755
   1,750    The Bank of New York Co.,
            Inc...........................     71,400
   4,491    U.S. Bancorp..................     93,997
     350    Union Planters Corp...........     15,795
   3,200    Wachovia Corp.................    100,352
   2,000    Washington Mutual, Inc........     65,400
   3,950    Wells Fargo & Co..............    171,627
     200    Zions Bancorp.................     10,516
                                           ----------
                                            1,593,883
                                           ----------
            Beverages, Food and Tobacco--4.3%
     150    Adolph Coors Co...............      8,010
   2,050    Anheuser-Busch Cos., Inc......     92,680
   1,483    Archer-Daniels-Midland Co.....     21,281
     150    Brown-Forman Corp., Class B...      9,390
     950    Campbell Soup Co..............     28,376
   1,000    Coca-Cola
            Enterprises, Inc..............     18,940
   1,250    ConAgra Foods, Inc............     29,712
     850    General Mills, Inc............     44,208
     850    H.J. Heinz Co.................     34,952
     350    Hershey Foods Corp............     23,695
     950    Kellogg Co....................     28,595
   2,950    McDonald's Corp...............     78,086
   4,075    PepsiCo, Inc..................    198,412
   5,050    Philip Morris Cos., Inc.......    231,542
     300    SUPERVALU, INC................      6,636
   5,800    The Coca-Cola Co..............    273,470
     600    The Pepsi Bottling Group, Inc.     14,100

Number of
 Shares                                    Value
---------                                ----------
            Common Stocks (Continued)
     400    UST, Inc.................... $   14,000
     500    Wm. Wrigley Jr. Co..........     25,685
                                         ----------
                                          1,181,770
                                         ----------
            Biosciences--0.8%
   2,450    Amgen, Inc.*................    138,278
     400    Biogen, Inc.*...............     22,940
     450    Chiron Corp.*...............     19,728
   1,300    Immunex Corp.*..............     36,023
                                         ----------
                                            216,969
                                         ----------
            Building and Building Products--1.3%
     250    Ecolab, Inc.................     10,062
     502    Georgia-Pacific Group.......     13,860
     150    Louisiana-Pacific Corp.*....      1,266
   1,050    Masco Corp..................     25,725
   5,500    The Home Depot, Inc.........    280,555
     350    The Sherwin-Williams Co.....      9,625
     200    Vulcan Materials Co.........      9,588
                                         ----------
                                            350,681
                                         ----------
            Business Equipment and Services--0.3%
     400    Convergys Corp.*............     14,996
     350    Lexmark International, Inc.*     20,650
     550    Pitney Bowes, Inc...........     20,685
   1,650    Xerox Corp.*................     17,193
                                         ----------
                                             73,524
                                         ----------
            Chemicals--1.0%
     500    Air Products and Chemicals,
            Inc.........................     23,455
     150    Ashland, Inc................      6,912
   2,400    duPont (E.I.) de Nemours
            & Co........................    102,024
     150    Eastman Chemical Co.........      5,853
     100    Great Lakes Chemical Corp...      2,428

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2001

Number of
 Shares                                    Value
---------                                 --------
            Common Stocks (Continued)
      250   Hercules, Inc.*.............. $  2,500
      400   PPG Industries, Inc..........   20,688
      400   Praxair, Inc.................   22,100
      500   Rohm and Haas Co.............   17,315
      150   Sigma-Aldrich Corp...........    5,911
    2,072   The Dow Chemical Co..........   69,992
                                          --------
                                           279,178
                                          --------
            Communications, Media and
            Entertainment--2.8%
   10,375   AOL Time Warner, Inc.*.......  333,037
    1,400   Clear Channel
            Communications, Inc.*........   71,274
    2,250   Comcast Corp.*...............   81,000
      600   Gannett Co., Inc.............   40,338
      100   Meredith Corp................    3,565
      450   The McGraw-Hill Cos.,
            Inc..........................   27,441
      500   Univision Communications,
            Inc.*........................   20,230
    4,170   Viacom, Inc., Class B*.......  184,105
                                          --------
                                           760,990
                                          --------
            Computer Services--0.7%
      400   Computer Sciences Corp.*.....   19,592
      850   Compuware Corp.*.............   10,021
    1,150   Electronic Data Systems Corp.   78,832
      500   Intuit, Inc.*................   21,390
      750   Network Appliance, Inc.*.....   16,402
      200   Sapient Corp.*...............    1,544
      650   Unisys Corp.*................    8,151
    1,300   Yahoo!, Inc.*................   23,062
                                          --------
                                           178,994
                                          --------

Number of
 Shares                                        Value
---------                                   ------------
            Common Stocks (Continued)
            Computers--Micro--3.3%
      800   Apple Computer, Inc.*.......... $     17,520
    3,900   Compaq Computer Corp...........       38,064
    6,050   Dell Computer Corp.*...........      164,439
      750   Gateway, Inc.*.................        6,030
    4,550   Hewlett-Packard Co.............       93,457
    4,100   International Business Machines
            Corp. (IBM)....................      495,936
    7,500   Sun Microsystems, Inc.*........       92,250
                                            ------------
                                                 907,696
                                            ------------
            Computers--Software and Peripherals--5.4%
      550   Adobe Systems, Inc.............       17,077
      100   Autodesk, Inc..................        3,727
      500   BMC Software, Inc.*............        8,185
   17,150   Cisco Systems, Inc.*...........      310,586
      450   Citrix Systems, Inc.*..........       10,197
    1,350   Computer Associates
            International, Inc.............       46,561
    5,150   EMC Corp.*.....................       69,216
      150   Mercury Interactive Corp.*.....        5,097
   12,600   Microsoft Corp.*...............      834,750
      200   NCR Corp.*.....................        7,372
      400   NVIDIA Corp.*..................       26,760
      550   Parametric Technology Corp.*...        4,295
      750   PeopleSoft, Inc.*..............       30,150
    1,100   Siebel Systems, Inc.*..........       30,778
      900   VERITAS Software
            Corp.*.........................       40,347
      800   Xilinx, Inc.*..................       31,240
                                            ------------
                                               1,476,338
                                            ------------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2001

Number of
 Shares                                Value
---------                             --------
            Common Stocks (Continued)
            Conglomerates--3.5%
  23,300    General Electric Co...... $933,864
     350    Textron, Inc.............   14,511
                                      --------
                                       948,375
                                      --------
            Consumer Goods and Services--0.9%
     100    American Greetings Corp.*    1,378
     300    Avery Dennison Corp......   16,959
     150    Brunswick Corp...........    3,264
   2,250    Cendant Corp.*...........   44,122
     650    Eastman Kodak Co.........   19,129
     300    Fortune Brands, Inc......   11,877
     400    Hasbro, Inc..............    6,492
     950    Mattel, Inc..............   16,340
   1,750    Sara Lee Corp............   38,902
     100    Tupperware Corp..........    1,925
   1,350    Unilever NV ADR..........   77,773
                                      --------
                                       238,161
                                      --------
            Containers and Packaging--0.1%
      50    Ball Corp................    3,535
     100    Bemis Co., Inc...........    4,918
     350    Pactiv Corp.*............    6,212
     150    Sealed Air Corp.*........    6,123
                                      --------
                                        20,788
                                      --------
            Data Processing Systems--0.8%

1,450 Automatic Data Processing,
      Inc.......................  85,405
  950 First Data Corp...........  74,527
  450 Fiserv, Inc.*.............  19,044
  875 Paychex, Inc..............  30,494
                                 -------
                                 209,470
                                 -------

Number of
 Shares                                       Value
---------                                   --------
            Common Stocks (Continued)
            Electronic Equipment and Components--4.3%
     700    Advanced Micro Devices, Inc.*.. $ 11,102
   1,033    Agilent Technologies, Inc.*....   29,451
     900    Altera Corp.*..................   19,098
     450    American Power Conversion
            Corp.*.........................    6,507
     850    Analog Devices, Inc.*..........   37,731
   1,900    Applied Materials, Inc.*.......   76,190
     650    Applied Micro Circuits Corp.*..    7,358
     550    Conexant Systems, Inc.*........    7,898
     200    Cooper Industries, Inc.........    6,984
   1,000    Emerson Electric Co............   57,100
  15,700    Intel Corp.....................  493,765
     175    International Game
            Technology*....................   11,952
     450    Jabil Circuit, Inc.*...........   10,224
     450    KLA-Tencor Corp.*..............   22,302
     700    Linear Technology Corp.........   27,328
     850    LSI Logic Corp.*...............   13,413
     800    Maxim Integrated Products,
            Inc.*..........................   42,008
   1,400    Micron Technology, Inc.*.......   43,400
     450    Molex, Inc.....................   13,927
     400    National Semiconductor
            Corp.*.........................   12,316
     350    Novellus Systems, Inc.*........   13,807
   1,243    Palm, Inc.*....................    4,823
     300    PMC--Sierra, Inc.*.............    6,378
     100    Power-One, Inc.*...............    1,041
     250    QLogic Corp.*..................   11,127
     400    Rockwell International Corp....    7,144
   1,150    Sanmina-SCI Corp.*.............   22,885

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2001

Number of
 Shares                                     Value
---------                                 ----------
            Common Stocks (Continued)
   1,900    Solectron Corp.*............. $   21,432
     500    Symbol Technologies, Inc.....      7,940
     150    Tektronix, Inc.*.............      3,867
     400    Teradyne, Inc.*..............     12,056
   4,000    Texas Instruments, Inc.......    112,000
     100    Thomas & Betts Corp.*........      2,115
     400    Vitesse Semiconductor Corp.*       4,972
                                          ----------
                                           1,181,641
                                          ----------
            Financial Services--7.0%
     300    Ambac Financial Group, Inc...     17,358
   3,150    American Express Co..........    112,423
     500    Capital One Financial Corp...     26,975
  12,076    Citigroup, Inc...............    609,596
   1,200    Concord EFS, Inc.*...........     39,336
     300    Countrywide Credit
            Industries, Inc..............     12,291
     200    Deluxe Corp..................      8,316
     350    Equifax, Inc.................      8,452
   2,350    Fannie Mae...................    186,825
     600    Franklin Resources, Inc......     21,162
   1,600    Freddie Mac..................    104,640
     450    H&R Block, Inc...............     20,115
   1,050    Household International, Inc.     60,837
     750    John Hancock Financial
            Services, Inc................     30,975
     550    Lehman Brothers Holdings,
            Inc..........................     36,740
     700    Marsh & McLennan Cos.,
            Inc..........................     75,215
     375    MBIA, Inc....................     20,111
   1,950    MBNA Corp....................     68,640
   1,950    Merrill Lynch & Co., Inc.....    101,634
     300    MGIC Investment Corp.........     18,516

Number of
 Shares                                    Value
---------                                ----------
            Common Stocks (Continued)
     400    Moody's Corp................ $   15,944
   2,550    Morgan Stanley Dean
            Witter & Co.................    142,647
     650    PNC Financial Services Group     36,530
     650    Providian Financial Corp.*..      2,307
     500    Stilwell Financial, Inc.....     13,610
     650    Synovus Financial Corp......     16,282
     250    T. Rowe Price Group, Inc....      8,682
     200    The Bear Stearns Cos., Inc..     11,728
   3,150    The Charles Schwab Corp.....     48,730
     400    USA Education, Inc..........     33,608
                                         ----------
                                          1,910,225
                                         ----------
            Forest and Paper Products--0.4%
     100    Boise Cascade Corp..........      3,401
   1,085    International Paper Co......     43,780
     100    Temple-Inland, Inc..........      5,673
     200    The Mead Corp...............      6,178
     200    Westvaco Corp...............      5,690
     500    Weyerhaeuser Co.............     27,040
     300    Willamette Industries, Inc..     15,636
                                         ----------
                                            107,398
                                         ----------
            Health Care Products and Services--5.8%
   3,650    Abbott Laboratories.........    203,488
     350    Allergan, Inc...............     26,267
   3,150    American Home Products
            Corp........................    193,284
     450    Applera Corp.--Applied
            Biosystems Group............     17,671
     100    Bausch & Lomb, Inc..........      3,766
   1,400    Baxter International, Inc...     75,082
     550    Becton, Dickinson & Co......     18,232

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2001

Number of
 Shares                                      Value
---------                                  ----------
            Common Stocks (Continued)
      662   Biomet, Inc................... $   20,456
      900   Boston Scientific Corp.*......     21,708
      100   C. R. Bard, Inc...............      6,450
    1,125   Cardinal Health, Inc..........     72,742
      500   Genzyme Corp.*................     29,930
      750   Guidant Corp.*................     37,350
    1,200   HCA, Inc......................     46,248
      500   Health Management Associates,
            Inc.*.........................      9,200
      900   HEALTHSOUTH Corp.*............     13,338
      300   Humana, Inc.*.................      3,537
      650   IMS Health, Inc...............     12,681
    7,192   Johnson & Johnson.............    425,047
      200   Manor Care, Inc*..............      4,742
      700   McKesson Corp.................     26,180
    2,850   Medtronic, Inc................    145,948
      200   Quintiles Transnational Corp.*      3,210
      250   St. Jude Medical, Inc.........     19,413
      450   Stryker Corp..................     26,266
      800   Tenet Healthcare Corp.*.......     46,976
      800   UnitedHealth Group, Inc.......     56,616
      150   WellPoint Health Networks,
            Inc.*.........................     17,527
      440   Zimmer Holdings, Inc.*........     13,438
                                           ----------
                                            1,596,793
                                           ----------
            Homebuilders--0.1%
      200   Centex Corp...................     11,418
      100   KB HOME.......................      4,010
      100   Pulte Homes, Inc..............      4,467
                                           ----------
                                               19,895
                                           ----------
            Hotels and Gaming--0.2%
      300   Harrah's Entertainment, Inc.*.     11,103
      850   Hilton Hotels Corp............      9,282

Number of
 Shares                                    Value
---------                                 --------
            Common Stocks (Continued)
      550   Marriott International, Inc.. $ 22,358
      450   Starwood Hotels & Resorts
            Worldwide, Inc...............   13,433
                                          --------
                                            56,176
                                          --------
            Household and Personal Care
            Products--2.0%
      100   Alberto-Culver Co., Class B..    4,474
      550   Avon Products, Inc...........   25,575
    1,350   Colgate-Palmolive Co.........   77,963
      250   International Flavors &
            Fragrances, Inc..............    7,428
    1,200   Kimberly-Clark Corp..........   71,760
      450   Leggett & Platt, Inc.........   10,350
      150   Maytag Corp..................    4,655
      550   The Clorox Co................   21,753
    2,450   The Gillette Co..............   81,830
    3,100   The Procter & Gamble Co......  245,303
      150   Whirlpool Corp...............   11,000
                                          --------
                                           562,091
                                          --------
            Human Resources--0.0%
      400   Robert Half International,
            Inc.*........................   10,680
                                          --------
            Insurance--3.5%
      350   Aetna, Inc...................   11,547
    1,150   AFLAC, Inc...................   28,244
    6,150   American International Group,
            Inc..........................  488,310
      600   Aon Corp.....................   21,312
      400   CIGNA Corp...................   37,060
      400   Cincinnati Financial Corp....   15,260
      800   Conseco, Inc.*...............    3,568
      375   Jefferson-Pilot Corp.........   17,351

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2001

Number of
 Shares                                      Value
---------                                   --------
            Common Stocks (Continued)
      450   Lincoln National Corp.......... $ 21,857
      450   Loews Corp.....................   24,921
    1,650   MetLife, Inc...................   52,272
      250   SAFECO Corp....................    7,788
    1,650   The Allstate Corp..............   55,605
      450   The Chubb Corp.................   31,050
      550   The Hartford Financial Services
            Group, Inc.....................   34,557
      250   The Progressive Corp...........   37,325
      500   The St. Paul Cos., Inc.........   21,985
      250   Torchmark Corp.................    9,833
      550   UnumProvident Corp.............   14,581
      350   XL Capital Ltd.................   31,976
                                            --------
                                             966,402
                                            --------
            Machinery and Engineering--0.4%
      850   Caterpillar, Inc...............   44,413
       50   Cummins, Inc...................    1,927
      550   Deere & Co.....................   24,013
      150   Eaton Corp.....................   11,162
      150   Fluor Corp.....................    5,610
      400   Ingersoll-Rand Co..............   16,724
                                            --------
                                             103,849
                                            --------
            Manufacturing--2.3%
      400   Cintas Corp....................   19,200
      100   Crane Co.......................    2,564
      350   Danaher Corp...................   21,109
      450   Dover Corp.....................   16,682
    1,900   Honeywell
            International, Inc.............   64,258
      750   Illinois Tool Works, Inc.......   50,790
      250   ITT Industries, Inc............   12,625
      950   Minnesota Mining and
            Manufacturing Co. (3M).........  112,300

Number of
 Shares                                 Value
---------                              --------
            Common Stocks (Continued)
      650   Newell Rubbermaid, Inc.... $ 17,921
      300   Pall Corp.................    7,218
      300   Parker-Hannifin Corp......   13,773
    4,660   Tyco International Ltd....  274,474
      300   Waters Corp.*.............   11,625
      150   Worthington
            Industries, Inc...........    2,130
                                       --------
                                        626,669
                                       --------
            Mining--0.1%
    1,192   Barrick Gold Corp.........   19,004
      450   Newmont Mining Corp.......    8,600
      700   Placer Dome, Inc..........    7,637
                                       --------
                                         35,241
                                       --------
            Networking Products--0.7%
      700   CIENA Corp.*..............   10,017
      750   Novell, Inc.*.............    3,443
   13,000   Oracle Corp.*.............  179,530
                                       --------
                                        192,990
                                       --------
            Oil and Gas--6.1%
      200   Amerada Hess Corp.........   12,500
      563   Anadarko Petroleum Corp...   32,007
      385   Apache Corp...............   19,204
      800   Baker Hughes, Inc.........   29,176
      500   Burlington Resources, Inc.   18,770
    2,508   ChevronTexaco Corp........  224,742
    1,450   Conoco, Inc...............   41,035
      250   Devon Energy Corp.........    9,663
      800   Dynegy, Inc...............   20,400
    1,230   El Paso Corp..............   54,870
      250   Engelhard Corp............    6,920
      300   EOG Resources, Inc........   11,733
   16,000   Exxon Mobil Corp..........  628,800
    1,000   Halliburton Co............   13,100

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2001

Number of
 Shares                                      Value
---------                                  ----------
            Common Stocks (Continued)
     200    Kerr-McGee Corp............... $   10,960
     100    McDermott International, Inc.*      1,227
     350    Nabors Industries, Inc.*......     12,016
     100    NICOR, Inc....................      4,164
     250    Noble Drilling Corp.*.........      8,510
     850    Occidental Petroleum
            Corp..........................     22,551
      50    Peoples Energy Corp...........      1,897
     940    Phillips Petroleum Co.........     56,644
     150    Rowan Cos., Inc.*.............      2,906
   4,950    Royal Dutch Petroleum
            Co............................    242,649
   1,350    Schlumberger Ltd..............     74,183
     450    Sempra Energy.................     11,048
     150    Sunoco, Inc...................      5,601
   1,150    The Williams Cos., Inc........     29,348
     700    Transocean Sedco Forex,
            Inc...........................     23,674
     550    Unocal Corp...................     19,839
     750    USX-Marathon Group............     22,500
                                           ----------
                                            1,672,637
                                           ----------
            Pharmaceuticals--6.2%
     300    AmerisourceBergen Corp........     19,065
   4,500    Bristol-Myers Squibb Co.......    229,500
   2,700    Eli Lilly & Co................    212,058
     450    Forest Laboratories, Inc.*....     36,878
     616    King Pharmaceuticals, Inc.*...     25,952
     500    MedImmune, Inc.*..............     23,175
   5,350    Merck & Co., Inc..............    314,580
  14,725    Pfizer, Inc...................    586,791
   3,000    Pharmacia Corp................    127,950
   3,400    Schering-Plough Corp..........    121,754
     200    Watson Pharmaceuticals,
            Inc.*.........................      6,278
                                           ----------
                                            1,703,981
                                           ----------

Number of
 Shares                                     Value
---------                                  --------
            Common Stocks (Continued)
            Publishing--0.3%
     250    Dow Jones & Co., Inc.......... $ 13,683
     250    Knight-Ridder, Inc............   16,233
     300    R. R. Donnelley & Sons
            Co............................    8,907
     400    The New York Times Co.........   17,300
     725    Tribune Co....................   27,137
                                           --------
                                             83,260
                                           --------
            Real Estate Investment Trusts--0.2%
   1,000    Equity Office Properties
            Trust.........................   30,080
     600    Equity Residential Properties
            Trust.........................   17,226
                                           --------
                                             47,306
                                           --------
            Resorts and Entertainment--0.4%
   4,750    The Walt Disney Co............   98,420
                                           --------
            Retail--Apparel and Shoes--0.4%
     300    Jones Apparel Group, Inc.*....    9,951
     100    Liz Claiborne, Inc............    4,975
     600    NIKE, Inc., Class B...........   33,744
     300    Nordstrom, Inc................    6,069
     100    Reebok International Ltd.*....    2,650
   1,950    The GAP, Inc..................   27,183
     950    The Limited, Inc..............   13,984
     300    V.F. Corp.....................   11,703
                                           --------
                                            110,259
                                           --------
            Retail and Wholesale Distribution--0.2%
     400    Genuine Parts Co..............   14,680
   1,550    SYSCO Corp....................   40,641
     200    W.W. Grainger, Inc............    9,600
                                           --------
                                             64,921
                                           --------
            Retail--Department Stores--0.6%
     150    Dillard's, Inc................    2,400

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2001

Number of
 Shares                                   Value
---------                                --------
            Common Stocks (Continued)
     450    Federated Department Stores,
            Inc.*....................... $ 18,405
     550    J. C. Penney Co., Inc.......   14,795
     800    Kohl's Corp.*...............   56,352
     800    Sears, Roebuck & Co.........   38,112
     650    The May Department Stores
            Co..........................   24,037
                                         --------
                                          154,101
                                         --------
            Retail--Discount Stores--2.9%
     200    Big Lots, Inc.*.............    2,080
   1,050    Costco Wholesale Corp.*.....   46,599
     762    Dollar General Corp.........   11,354
     400    Family Dollar Stores, Inc...   11,992
   1,100    Kmart Corp.*................    6,006
   2,150    Target Corp.................   88,258
     600    The TJX Cos., Inc...........   23,916
  10,450    Wal-Mart Stores, Inc........  601,398
                                         --------
                                          791,603
                                         --------
            Retail--Food Stores--0.4%
     950    Albertson's, Inc............   29,916
   1,150    Safeway, Inc.*..............   48,013
   1,800    The Kroger Co...............   37,566
     250    Winn-Dixie Stores, Inc......    3,563
                                         --------
                                          119,058
                                         --------
            Retail--Restaurants--0.2%
     300    Darden Restaurants, Inc.....   10,620
     800    Starbucks Corp.*............   15,240
     350    Tricon Global Restaurants,
            Inc.*.......................   17,220
     200    Wendy's International, Inc..    5,834
                                         --------
                                           48,914
                                         --------

Number of
 Shares                                       Value
---------                                    --------
            Common Stocks (Continued)
            Retail--Specialty Stores--1.2%
     700    Bed Bath & Beyond, Inc.*........ $ 23,730
     500    Best Buy Co., Inc.*.............   37,240
     450    Circuit City Stores-Circuit City
            Group...........................   11,678
     900    CVS Corp........................   26,640
   1,800    Lowe's Cos., Inc................   83,538
     700    Office Depot, Inc.*.............   12,978
     400    RadioShack Corp.................   12,040
   1,000    Staples, Inc.*..................   18,700
     350    Tiffany & Co....................   11,015
     450    Toys "R" Us, Inc.*..............    9,333
   2,350    Walgreen Co.....................   79,101
                                             --------
                                              325,993
                                             --------
            Telecommunications--6.3%
   1,800    ADC Telecommunications,
            Inc.*...........................    8,280
     700    ALLTEL Corp.....................   43,211
     150    Andrew Corp.*...................    3,284
   8,248    AT&T Corp.......................  149,619
   5,849    AT&T Wireless Services, Inc.*...   84,050
     587    Avaya, Inc.*....................    7,132
   4,350    BellSouth Corp..................  165,953
     650    Broadcom Corp.*.................   26,566
     350    CenturyTel, Inc.................   11,480
     600    Citizens Communications
            Co.*............................    6,396
     400    Comverse Technology,
            Inc.*...........................    8,948
   2,200    Corning, Inc.*..................   19,624
   3,100    JDS Uniphase Corp.*.............   26,908
   7,950    Lucent Technologies, Inc *......   50,006

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2001

Number of
 Shares                                    Value
---------                                ----------
            Common Stocks (Continued)
   5,200    Motorola, Inc............... $   78,104
   1,800    Nextel Communications,
            Inc.*.......................     19,728
   7,450    Nortel Networks Corp........     55,875
   1,800    QUALCOMM, Inc.*.............     90,900
   3,859    Qwest Communications
            International, Inc..........     54,528
   7,900    SBC Communications, Inc.....    309,443
     300    Scientific-Atlanta, Inc.....      7,182
   2,000    Sprint Corp.................     40,160
   2,300    Sprint Corp. (PCS Group)*...     56,143
     950    Tellabs, Inc.*..............     14,212
   6,366    Verizon Communications, Inc.    302,130
   6,900    WorldCom, Inc.--WorldCom
            Group*......................     97,152
                                         ----------
                                          1,737,014
                                         ----------
            Tire and Rubber--0.0%
     100    Cooper Tire & Rubber Co.....      1,596
     400    The Goodyear Tire & Rubber
            Co..........................      9,524
                                         ----------
                                             11,120
                                         ----------
            Tools and Instruments--0.2%
     100    Millipore Corp..............      6,070
     300    PerkinElmer, Inc............     10,506
     100    Snap-on, Inc................      3,366
     150    The Black & Decker Corp.....      5,660
     250    The Stanley Works...........     11,643
     400    Thermo Electron Corp.*......      9,544
                                         ----------
                                             46,789
                                         ----------

Number of
 Shares                                   Value
---------                                --------
            Common Stocks (Continued)
            Transportation--0.5%
     900    Burlington Northern Santa Fe
            Corp........................ $ 25,677
     500    CSX Corp....................   17,525
     750    FedEx Corp.*................   38,910
     900    Norfolk Southern Corp.......   16,497
     100    Ryder System, Inc...........    2,215
     550    Union Pacific Corp..........   31,350
                                         --------
                                          132,174
                                         --------
            Travel Services--0.2%
   1,350    Carnival Corp...............   37,908
     350    Sabre Holdings Corp.*.......   14,823
                                         --------
                                           52,731
                                         --------
            Utilities--Gas and Electric--2.3%
     250    Allegheny Energy, Inc.......    9,055
     350    Ameren Corp.................   14,805
     780    American Electric Power Co.,
            Inc.........................   33,953
     650    Calpine Corp.*..............   10,914
     400    Cinergy Corp................   13,372
     250    CMS Energy Corp.............    6,008
     500    Consolidated Edison, Inc....   20,180
     400    Constellation Energy Group,
            Inc.........................   10,620
     650    Dominion Resources, Inc.....   39,065
     400    DTE Energy Co...............   16,776
   1,800    Duke Energy Corp............   70,668
     700    Edison International*.......   10,570
     500    Entergy Corp................   19,555
     781    Exelon Corp.................   37,394
     698    FirstEnergy Corp............   24,416

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2001

Number of
 Shares                                       Value
---------                                  -----------
            Common Stocks (Continued)
     450    FPL Group, Inc................ $    25,380
     350    KeySpan Corp..................      12,128
     300    Kinder Morgan, Inc............      16,707
     896    Mirant Corp.*.................      14,354
     350    Niagara Mohawk Holdings,
            Inc...........................       6,206
     457    NiSource, Inc.................      10,538
     900    PG&E Corp.*...................      17,316
     250    Pharmacia Corp................      10,463
     350    PPL Corp......................      12,198
     150    Progress Energy, Inc. *(a)....          68
     491    Progress Energy, Inc..........      22,110
     500    Public Service Enterprise
            Group, Inc....................      21,095
     650    Reliant Energy, Inc...........      17,238
     300    TECO Energy, Inc..............       7,872
   1,200    The AES Corp.*................      19,620
   1,550    The Southern Co...............      39,293
     600    TXU Corp......................      28,290
     827    Xcel Energy, Inc..............      22,941
                                           -----------
                                               641,168
                                           -----------
            Waste Management--0.2%
     450    Allied Waste Industries, Inc.*       6,327
   1,450    Waste Management, Inc.........      46,270
                                           -----------
                                                52,597
                                           -----------
            Total Common Stocks
            (Cost $26,731,059)............  24,518,310
                                           -----------
            Exchange Traded Funds--5.3%
  12,587    Standard & Poor's Depositary
            Receipts Trust Series I
            (Cost $1,448,308).............   1,437,813
                                           -----------

Principal
 Amount                                    Value
---------                               -----------
          United States Government
          Agencies & Obligations--0.4%
          United States Treasury Bills --0.4%
$115,000  3.20%, 1/24/02+
          (Cost $114,873).............. $   114,885
                                        -----------

 Number
of Shares
---------
          Money Market Fund--5.4%
 570,167  ACM Institutional Reserves
          (Government Portfolio),
          1.76% (b)....................     570,167
 911,401  ACM Institutional Reserves
          (Prime Portfolio), 1.82% (b).     911,401
                                        -----------
          Total Money Market Fund
          (Cost $1,481,568)............   1,481,568
                                        -----------
          Total Investments
          (Cost $29,775,808)(c)--100.6%  27,552,576
          Liabilities in excess of
          other assets--(0.6%).........    (172,995)
                                        -----------
          Net Assets--100.0%........... $27,379,581
                                        -----------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Contingent Value Obligation.
(b)Represents annualized 7 day yield at December 31, 2001.
(c)The cost stated also approximates the aggregated cost for Federal income tax purposes. At December 31, 2001, net unrealized depreciation was $3,032,459 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $929,950 and aggregate gross unrealized depreciation of $3,962,409.
+ Coupon rate represents discounted rate at time of purchase for United States Treasury Bills.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Statement of Assets and Liabilities

         December 31, 2001

          Assets:
            Investments at market value,
             (Cost $29,775,808)........................ $ 27,552,576
            Receivables:
             Investments sold..........................      212,006
             Capital stock sold........................      122,287
             Dividends.................................       27,419
             Interest..................................        2,034
            Other assets...............................       14,245
                                                        ------------
             Total Assets..............................   27,930,567
                                                        ------------
          Liabilities:
            Due to custodian...........................       13,096
            Payables:
             Investments purchased.....................      443,472
             Services provided by The Bank of New
              York and Administrator...................       47,027
             Variation margin payable..................       10,300
            Accrued expenses and other liabilities.....       37,091
                                                        ------------
             Total Liabilities.........................      550,986
                                                        ------------
          Net Assets:.................................. $ 27,379,581
                                                        ------------
          Sources of Net Assets:
            Capital stock @ par........................ $      3,497
            Capital surplus............................   31,633,921
            Undistributed net investment income........        8,676
            Accumulated net realized loss on
             investments and futures...................   (2,045,981)
            Net unrealized depreciation on investments
             and futures...............................   (2,220,532)
                                                        ------------
          Net Assets................................... $ 27,379,581
                                                        ------------
          Institutional Shares:
            Net assets................................. $ 27,379,581
                                                        ------------
            Shares outstanding.........................    3,497,624
                                                        ------------
            Net asset value, offering price and
             repurchase price per share................ $       7.83
                                                        ------------
          Institutional Shares authorized @ $.001 par
           value.......................................  200,000,000

      Statement of Operations

For the year ended December 31, 2001

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $1,386)................................. $   281,198
            Interest....................................      36,292
                                                         -----------
             Total Income...............................     317,490
                                                         -----------
          Expenses:
            Custodian...................................      67,200
            Accounting services.........................      59,919
            Advisory....................................      55,180
            Administration..............................      44,144
            Audit.......................................      32,721
            Registration and filings....................      29,258
            Transfer agent..............................      20,696
            Directors...................................      13,791
            Legal.......................................         919
            Other.......................................      27,401
                                                         -----------
             Total Expenses.............................     351,229
            Fees waived by The Bank of New York
             (Note 3)...................................    (273,967)
                                                         -----------
             Net Expenses...............................      77,262
                                                         -----------
             Net Investment Income......................     240,228
                                                         -----------
          Realized and Unrealized Gain (Loss) on
           Investments:
            Net realized loss on:
             Investments................................  (1,880,659)
             Futures....................................     (83,865)
                                                         -----------
            Net realized loss on investments and
             futures....................................  (1,964,524)
                                                         -----------
            Increase (decrease) in unrealized
             depreciation on:
             Investments................................    (476,175)
             Futures....................................       5,035
                                                         -----------
            Net unrealized loss on investments and
             futures during the year....................    (471,140)
                                                         -----------
            Net realized and unrealized loss on
             investments and futures....................  (2,435,664)
                                                         -----------
            Net decrease in net assets resulting from
             operations................................. $(2,195,436)
                                                         -----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Statements of Changes in Net Assets

                                                                                                  For the period
                                                                                                  April 28, 2000*
                                                                                  Year ended          through
                                                                               December 31, 2001 December 31, 2000
                                                                               ----------------- -----------------
Operations:
  Net investment income.......................................................   $    240,228       $    74,520
  Net realized loss on investments and futures................................     (1,964,524)          (19,827)
  Decrease in unrealized depreciation on investments and futures during the
   period.....................................................................       (471,140)       (1,749,392)
                                                                                 ------------       -----------
   Net decrease in net assets resulting from operations.......................     (2,195,436)       (1,694,699)
                                                                                 ------------       -----------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Institutional Shares..................       (232,305)          (73,049)
  Distributions from capital gains: Institutional Shares......................        (62,348)               --
                                                                                 ------------       -----------
                                                                                     (294,653)          (73,049)
                                                                                 ------------       -----------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares......................     23,252,819        21,112,561
  Proceeds from shares issued on reinvestment of dividends and distributions:
   Institutional Shares.......................................................        272,297            70,162
  Value of capital stock repurchased: Institutional Shares....................    (11,373,699)       (1,696,722)
                                                                                 ------------       -----------
   Net increase in net assets resulting from capital stock transactions.......     12,151,417        19,486,001
                                                                                 ------------       -----------
     Increase in Net Assets...................................................      9,661,328        17,718,253
Net Assets:
  Beginning of period.........................................................     17,718,253                --
                                                                                 ------------       -----------
  End of year (includes undistributed net investment income of $8,676 at
   December 31, 2001 and $1,471 at December 31, 2000).........................   $ 27,379,581       $17,718,253
                                                                                 ------------       -----------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares...........................................      2,852,286         2,121,469
  Shares issued on reinvestment of dividends and distributions: Institutional
   Shares.....................................................................         34,906             7,493
  Shares repurchased: Institutional Shares....................................     (1,343,419)         (175,111)
                                                                                 ------------       -----------
   Net increase...............................................................      1,543,773         1,953,851
  Shares outstanding, beginning of period.....................................      1,953,851                --
                                                                                 ------------       -----------
  Shares outstanding, end of year.............................................      3,497,624         1,953,851
                                                                                 ------------       -----------

* Commencement of investment operations.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Financial Highlights

                                                                       Institutional Shares
                                                                -------------------------------
                                                                                   For the period
                                                                                   April 28, 2000*
                                                                   Year ended          through
                                                                December 31, 2001 December 31, 2000
                                                                ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period.........................      $  9.07           $ 10.00
                                                                     -------           -------
Gain (loss) from investment operations
Net investment income..........................................         0.09              0.07
Net realized and unrealized loss on investments................        (1.21)            (0.94)
                                                                     -------           -------
 Total from investment operations..............................        (1.12)            (0.87)
                                                                     -------           -------
Dividends and distributions
Dividends from net investment income...........................        (0.09)            (0.06)
Distributions from capital gains...............................        (0.03)               --
                                                                     -------           -------
 Total dividends and distributions.............................        (0.12)            (0.06)
                                                                     -------           -------
Net asset value at end of year.................................      $  7.83           $  9.07
                                                                     -------           -------
TOTAL RETURN:..................................................       (12.44)%           (8.72)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)......................      $27,380           $17,718
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............         0.35%             0.35%***
 Expenses, prior to waiver from The Bank of New York...........         1.59%             1.91%***
 Net investment income, net of waiver from The Bank of New York         1.09%             1.00%***
Portfolio turnover rate........................................           94%               33%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Schedule of Investments

         December 31, 2001

 Principal
  Amount                                                          Value
-----------                                                    ------------
            United States GovernmentAgencies & Obligations--35.0%
            Federal Home Loan Bank--2.0%
$   475,000 4.875%, 1/22/02................................. $    475,723
                                                               ------------
            Federal Home Loan Mortgage Corp.--4.8%
    925,000 7.00%, 7/15/05..................................    1,005,201
    125,000 6.00%, 6/15/11..................................      127,305
                                                               ------------
                                                                1,132,506
                                                               ------------
            Federal National MortgageAssociation--5.0%
    725,000 6.50%, 8/15/04..................................      775,633
    400,000 6.00%, 5/15/11..................................      407,169
                                                               ------------
                                                                1,182,802
                                                               ------------
            United States Treasury Bonds--7.3%
    525,000 7.25%, 8/15/22..................................      617,860
    900,000 7.625%, 2/15/25.................................    1,112,028
                                                               ------------
                                                                1,729,888
                                                               ------------
            United States Treasury Notes--15.9%
  1,225,000 6.625%, 3/31/02.................................    1,239,690
    475,000 5.25%, 8/15/03..................................      494,000
  1,075,000 5.75%, 11/15/05.................................    1,135,678
    300,000 4.75%, 11/15/08.................................      298,828
    350,000 5.75%, 8/15/10..................................      367,418
    200,000 5.00%, 8/15/11..................................      199,500
                                                               ------------
                                                                3,735,114
                                                               ------------
            Total United States GovernmentAgencies & Obligations
            (Cost $8,164,079)...............................    8,256,033
                                                               ------------

Principal
 Amount                                                                    Value
----------                                                              ------------
           Mortgage-BackedSecurities--34.2%
           Federal Home Loan Mortgage Corp.--16.1%
$   32,272 Gold Pool #E001627.00%, 10/01/07......................... $     33,763
    60,872 Gold Pool #E201957.50%, 9/01/10..........................       63,962
   750,272 Gold Pool #E007206.00%, 7/01/14..........................      752,681
    98,978 Pool #2754387.50%, 8/01/16...............................      102,396
    31,196 Pool #5552178.50%, 10/01/18..............................       32,970
   264,125 Gold Pool #C903498.00%, 7/01/20..........................      277,234
   194,181 Pool #D363887.625%, 12/01/22.............................      204,545
   105,719 Gold Pool #G007527.50%, 8/01/27..........................      109,879
   328,163 Gold Pool #C006586.50%, 10/01/28.........................      328,907
   441,000 Pool #105896.00%, 1/01/29................................      431,629
   677,557 Gold Pool #C010247.50%, 7/01/30..........................      698,688
   775,000 Pool #267276.50%, 1/01/32................................      775,969
                                                                        ------------
                                                                        3,812,623
                                                                        ------------
           Federal National Mortgage Association--11.3%
    71,729 Pool #508208.00%, 2/01/13................................       75,087
   151,048 Pool #3500558.00%, 4/01/16...............................      158,119

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2001

 Principal
  Amount                                    Value
------------                              ----------
             Mortgage-Backed
             Securities (Continued)
  $  327,066 Pool #408241
             6.00%, 2/01/18.............. $  325,332
     432,111 Pool #50544
             8.00%, 3/01/22..............    458,943
      71,834 Pool #406605
             6.00%, 5/01/24..............     71,278
     164,992 Pool #326556
             6.50%, 10/01/25.............    166,571
     418,137 Pool #335054
             6.00%, 1/01/26..............    413,831
     149,513 Pool #421027
             7.50%, 11/01/26.............    156,096
     245,412 Pool #252211
             6.00%, 1/01/29..............    241,778
     122,062 Pool #252333
             6.00%, 1/01/29..............    119,967
     228,164 Pool #323824
             8.00%, 5/01/29..............    240,620
      81,712 Pool #253395
             8.50%, 7/01/30..............     86,614
     147,472 Pool #589646
             6.50%, 6/01/31..............    147,712
                                          ----------
                                           2,661,948
                                          ----------
             Government National Mortgage
             Association--6.8%
      81,726 Pool #434573
             7.50%, 10/15/14.............     85,874
      17,372 Pool #215748
             9.50%, 11/15/18.............     18,484
     194,029 Pool #355201
             6.50%, 7/15/23..............    196,399

Principal
 Amount                                 Value
----------                           ----------
           Mortgage-Backed
           Securities (Continued)
$   78,556 Pool #412334
           7.00%, 10/15/27......... $   80,483
    93,844 Pool #2547
           6.50%, 2/20/28..........     93,998
   107,263 Pool #482878
           7.00%, 12/15/28.........    109,704
   839,812 Pool #487634
           6.50%, 8/15/29..........    843,644
    49,290 Pool #500091
           8.50%, 4/15/30..........     52,203
   111,863 Pool #173782
           8.50%, 7/15/30..........    118,400
                                     ----------
                                     1,599,189
                                     ----------
           Total Mortgage-Backed
           Securities
           (Cost $7,895,119).......  8,073,760
                                     ----------
           Corporate Bonds--25.7%
           Aerospace and Defense--1.1%
    50,000 Lockheed Martin Corp.
           8.50%, 12/01/29.........     59,693
   200,000 Raytheon Co.
           6.75%, 8/15/07..........    207,110
                                     ----------
                                       266,803
                                     ----------
           Aluminum, Steel and Other Metals--0.3%
    75,000 Alcoa, Inc.
           7.375%, 8/01/10.........     81,665
                                     ----------
           Automotive--0.2%
    50,000 Visteon Corp.
           8.25%, 8/01/10..........     51,755
                                     ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2001

Principal
 Amount                                                            Value
----------                                                        --------
           Corporate Bonds (Continued)
           Banking--2.6%
$  100,000 ABN AMRO Bank NV7.25%, 5/31/05........................ $107,725
   200,000 Dresdner Bank--New York6.625%, 9/15/05................  210,950
   125,000 First Union National Bank7.80%, 8/18/10...............  137,237
   145,000 FleetBoston Financial Corp.6.50%, 3/15/08.............  148,133
                                                                  --------
                                                                   604,045
                                                                  --------
           Banking and Finance--0.4%
   100,000 Bank of America Corp.7.40%, 1/15/11...................  107,222
                                                                  --------
           Beverages--0.7%
   150,000 Diageo Capital PLC6.125%, 8/15/05.....................  154,941
                                                                  --------
           Chemicals--0.7%
   150,000 du Pont (E.I.) de Nemours &Co.6.875%, 10/15/09........  161,521
                                                                  --------
           Communications, Media andEntertainment--1.0%
   115,000 Comcast CableCommunications6.75%, 1/30/11.............  115,500
   110,000 Turner Broadcasting8.375%, 7/01/13....................  125,097
                                                                  --------
                                                                   240,597
                                                                  --------
           Computers--Micro--0.6%
   125,000 IBM Corp.7.00%, 10/30/25..............................  131,320
                                                                  --------

Principal
 Amount                                                           Value
----------                                                     -----------
           Corporate Bonds (Continued)
           Financial Services--7.5%
$  150,000 Associates Corp. NA5.80%, 4/20/04..................  $  156,384
   100,000 Capital One Bank6.875%, 2/01/06....................      97,564
   250,000 CIT Group, Inc.7.375%, 3/15/03.....................     262,666
    75,000 Citigroup, Inc.6.50%, 1/18/11......................      77,289
   150,000 General Motors AcceptanceCorp.7.50%, 7/15/05.......     157,691
   225,000 Goldman Sachs Group, Inc.6.875%, 1/15/11...........     230,442
   250,000 Lehman Brothers Holdings, Inc.8.25%, 6/15/07.......     275,386
   175,000 Merrill Lynch & Co.6.00%, 2/17/09..................     174,268
   200,000 Morgan Stanley Dean Witter &Co.6.10%, 4/15/06......     206,296
   125,000 NiSource Finance Corp.7.875%, 11/15/10.............     129,365
                                                               -----------
                                                                 1,767,351
                                                               -----------
           Health Care Products and Services--0.6%
   125,000 American Home Products Corp.7.90%, 2/15/05.........     137,076
                                                               -----------
           Household and Personal Care Products--0.6%
   125,000 The Procter & Gamble Co.6.60%, 12/15/04............     133,272
                                                               -----------
           Manufacturing--0.8%
   195,000 Tyco International Group SA6.75%, 2/15/11..........     195,784
                                                               -----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2001

Principal
 Amount                                                                 Value
----------                                                             --------
           Corporate Bonds (Continued)
           Oil and Gas--1.4%
$  225,000 Conoco, Inc.5.90%, 4/15/04................................. $233,673
   100,000 Noble Affiliates, Inc.8.00%, 4/01/27.......................  100,845
                                                                       --------
                                                                        334,518
                                                                       --------
           Retail--Department Stores--1.1%
   100,000 Federated Department Stores6.30%, 4/01/09..................   97,460
   150,000 Sears Roebuck AcceptanceCorp.6.00%, 3/20/03................  154,190
                                                                       --------
                                                                        251,650
                                                                       --------
           Retail--Discount Stores--0.8%
   175,000 Wal-Mart Stores, Inc.6.875%, 8/10/09.......................  189,119
                                                                       --------
           Retail--Food Stores--0.4%
   100,000 Kroger Co.6.80%, 12/15/18..................................   97,357
                                                                       --------
           Telecommunications--2.6%
    75,000 AT&T Corp.6.50%, 3/15/29...................................   64,626
    60,000 British Telecom PLC8.625%, 12/15/30 (a)....................   69,119
    50,000 Deutsche TelekomInternational Fin8.00%, 6/15/10 (b)........   54,719
   150,000 Qwest Corp.6.875%, 9/15/33.................................  126,221

 Principal
  Amount                                                                Value
------------                                                          ----------
             Corporate Bonds (Continued)
  $  150,000 Sprint Capital Corp.6.125%, 11/15/08.................... $  145,710
     150,000 Verizon Communications, Inc.6.94%, 4/15/28..............    148,798
                                                                      ----------
                                                                         609,193
                                                                      ----------
             Utilities--Gas and Electric--2.3%
     110,000 Ontario Electricity FinancialCorp.6.10%, 1/30/08........    114,063
     150,000 Public Service Co. of Colorado6.875%, 7/15/09...........    151,651
     300,000 Tennessee Valley Authority6.15%, 1/15/38................    289,234
                                                                      ----------
                                                                         554,948
                                                                      ----------
             Total Corporate Bonds
             (Cost $5,794,530).......................................  6,070,137
                                                                      ----------
             Foreign Government Agenciesand Obligations--3.3%
     200,000 Kingdom of Spain (Spain)7.00%, 7/19/05..................    215,667
     150,000 Quebec Province (Canada)7.00%, 1/30/07..................    161,356
     275,000 Republic of Korea (Korea)8.875%, 4/15/08................    317,735
      75,000 Republic of Italy (Italy)6.00%, 2/22/11.................     76,141
                                                                      ----------
             Total Foreign GovernmentAgencies and Obligations
             (Cost $708,825).........................................    770,899
                                                                      ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2001

 Principal
  Amount                                                           Value
------------                                                      --------
             Asset-Backed Securities--1.6%
             Asset Backed Securities--Credit Cards--1.6%
  $  275,000 Discover Card Master Trust I,Series 1996-3, Class
             A6.05%, 8/18/08.................................... $285,193
      75,000 J.C.Penney Master Credit CardTrust, Series E,
             Class A5.50%, 6/15/07..............................   77,629
                                                                  --------
             Total Asset-Backed Securities
             (Cost $348,555)....................................  362,822
                                                                  --------
             Collateralized MortgageObligations--1.4%
             Financial Services--1.4%
      75,000 Bear Stearns CommercialMortgage Securities,
             Inc.,Series 1998-C1, Class A26.44%, 6/16/08........   77,238
      42,016 Bear Stearns CommercialMortgage Securities,
             Inc.,Series 1999-WF2, Class A16.80%, 9/15/08.......   43,973
      45,000 CS First Boston MortgageSecurities Corp., Series
             2000-C1, Class A27.545%, 4/15/10...................   48,739
     150,000 DLJ Commercial MortgageCorp., Series
             2000-CKP1,Class A1B7.18%, 8/10/10..................  159,088
                                                                  --------
             Total Collateralized MortgageObligations
             (Cost $316,670)....................................  329,038
                                                                  --------

Number of
 Shares                                                           Value
---------                                                      -----------
          Money Market Fund--3.2%
  757,250 ACM Institutional Reserves(Prime
          Portfolio), 1.82% (c)(Cost $757,250)................ $   757,250
                                                               -----------
          Total Investments
          (Cost $23,985,028)(d)--104.4%.......................  24,619,939
          Liabilities in excess of otherassets--(4.4%)........  (1,035,254)
                                                               -----------
          Net Assets--100.0%.................................. $23,584,685
                                                               -----------

(a)The coupon on this security varies along with its rating. For each rating downgrade below A3/A- by either Moody's or Standard & Poors, the coupon increases by 25 basis points. The coupon decreases by 25 basis points for each upgrade of its rating. Minimum coupon is 8.625%. The security is currently rated Baa1/A-.
(b)The coupon on this security varies along with its rating. If its rating falls below single A by either Moody's or Standard & Poors, the coupon steps up 50 basis points. If previous situation occurs, and the rating then increases back above BBB, the coupon steps down 50 basis points. The security is currently rated A3/A-.
(c)Represents annualized 7 day yield at December 31, 2001.
(d)The cost stated also approximates the aggregated cost for Federal income tax purposes. At December 31, 2001, net unrealized appreciation was $591,794 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $632,807 and aggregate gross unrealized depreciation of $41,013.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Statement of Assets and Liabilities

         December 31, 2001



           Assets:
             Investments at market value,
              (Cost $23,985,028)...................... $ 24,619,939
             Cash.....................................          609
             Receivables:
              Interest................................      342,685
              Capital stock sold......................       27,968
              Investments sold........................        1,149
             Other assets.............................       14,930
                                                       ------------
              Total Assets............................   25,007,280
                                                       ------------
           Liabilities:
             Payables:
              Investments purchased...................    1,332,703
              Dividends...............................       32,131
              Services provided by The Bank of New
               York and Administrator.................       24,635
             Accrued expenses and other liabilities...       33,126
                                                       ------------
              Total Liabilities.......................    1,422,595
                                                       ------------
           Net Assets:................................ $ 23,584,685
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $      2,264
             Capital surplus..........................   22,958,757
             Overdistributed net investment income....      (35,938)
             Accumulated net realized gain on
              investments.............................       24,691
             Net unrealized appreciation on
              investments.............................      634,911
                                                       ------------
           Net Assets................................. $ 23,584,685
                                                       ------------
           Institutional Shares:
             Net assets............................... $ 23,584,685
                                                       ------------
             Shares outstanding.......................    2,263,632
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.42
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000

      Statement of Operations

For the year ended December 31, 2001

            Investment Income:
              Interest.................................. $1,414,313
                                                         ----------
            Expenses:
              Accounting services.......................     59,940
              Advisory..................................     56,295
              Administration............................     45,036
              Audit.....................................     32,631
              Registration and filings..................     26,955
              Transfer agent............................     20,883
              Directors.................................     13,766
              Custodian.................................     11,408
              Legal.....................................        832
              Other.....................................     12,099
                                                         ----------
               Total Expenses...........................    279,845
              Fees waived by The Bank of New York
               (Note 3).................................   (201,031)
                                                         ----------
               Net Expenses.............................     78,814
                                                         ----------
               Net Investment Income....................  1,335,499
                                                         ----------
            Realized and Unrealized Gain
             (Loss) on Investments:
              Net realized gain on investments..........    451,025
              Decrease in unrealized appreciation on
               investments during the year..............    (62,150)
                                                         ----------
              Net realized and unrealized gain on
               investments..............................    388,875
                                                         ----------
              Net increase in net assets resulting from
               operations............................... $1,724,374
                                                         ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Statements of Changes in Net Assets

                                                                                                  For the period
                                                                                                  April 28, 2000*
                                                                                  Year ended          through
                                                                               December 31, 2001 December 31, 2000
                                                                               ----------------- -----------------
Operations:
  Net investment income.......................................................   $  1,335,499       $   659,147
  Net realized gain on investments............................................        451,025            50,042
  Increase (decrease) in unrealized appreciation on investments during the
   period.....................................................................        (62,150)          691,704
                                                                                 ------------       -----------
   Net increase in net assets resulting from operations.......................      1,724,374         1,400,893
                                                                                 ------------       -----------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Institutional Shares..................     (1,375,644)         (659,147)
  Distributions from capital gains: Institutional Shares......................       (417,448)          (49,364)
                                                                                 ------------       -----------
                                                                                   (1,793,092)         (708,511)
                                                                                 ------------       -----------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares......................     24,842,091        20,055,556
  Proceeds from shares issued on reinvestment of dividends and distributions:
   Institutional Shares.......................................................      1,261,979           630,264
  Value of capital stock repurchased: Institutional Shares....................    (22,103,555)       (1,725,314)
                                                                                 ------------       -----------
   Net increase in net assets resulting from capital stock transactions.......      4,000,515        18,960,506
                                                                                 ------------       -----------
   Increase in Net Assets.....................................................      3,931,797        19,652,888
Net Assets:
  Beginning of period.........................................................     19,652,888                --
                                                                                 ------------       -----------
  End of year (includes overdistributed net investment income of $35,938 at
   December 31, 2001).........................................................   $ 23,584,685       $19,652,888
                                                                                 ------------       -----------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares...........................................      2,329,352         1,993,044
  Shares issued on reinvestment of dividends and distributions: Institutional
   Shares.....................................................................        120,027            61,640
  Shares repurchased: Institutional Shares....................................     (2,068,925)         (171,506)
                                                                                 ------------       -----------
   Net increase...............................................................        380,454         1,883,178
  Shares outstanding, beginning of period.....................................      1,883,178                --
                                                                                 ------------       -----------
  Shares outstanding, end of year.............................................      2,263,632         1,883,178
                                                                                 ------------       -----------

* Commencement of investment operations.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Financial Highlights

                                                                Institutional Shares
                                                       -----------------------------------
                                                                               For the period
                                                                               April 28, 2000*
                                                            Year ended             through
                                                       December 31, 2001/(a)/ December 31, 2000
                                                       ---------------------  -----------------
PER SHARE DATA:
Net asset value at beginning of period................        $ 10.44              $ 10.00
                                                              -------              -------
Gain from investment operations
Net investment income.................................           0.63                 0.47
Net realized and unrealized gain on investments.......           0.19                 0.43
                                                              -------              -------
 Total from investment operations.....................           0.82                 0.90
                                                              -------              -------
Dividends and distributions
Dividends from net investment income..................          (0.65)               (0.43)
Distributions from capital gains......................          (0.19)               (0.03)
                                                              -------              -------
 Total dividends and distributions....................          (0.84)               (0.46)
                                                              -------              -------
Net asset value at end of period......................        $ 10.42              $ 10.44
                                                              -------              -------
TOTAL RETURN:.........................................           8.07%                9.21%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...........        $23,585              $19,653
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....           0.35%                0.35%***
 Expenses, prior to waiver from The Bank of New York..           1.24%                1.35%***
 Net investment income, net of waiver from The Bank of
   New York...........................................           6.11%                6.61%***
Portfolio turnover rate...............................            103%                 101%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 6.11% to 5.93%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Money Fund

         Schedule of Investments

         December 31, 2001

 Principal
  Amount                                     Value
------------                             --------------
             Commercial Paper--38.7%
             Agriculture Business--0.5%
$ 35,000,000 Cargill, Inc.
             1.75%, 1/17/02............. $   34,972,778
                                         --------------
             Asset Backed Securities--11.4%
  25,000,000 Barton Capital
             2.08%, 1/07/02.............     24,991,333
  50,000,000 Barton Capital
             1.98%, 1/09/02.............     49,978,000
  50,000,000 CIESCO
             2.02%, 1/14/02.............     49,963,528
  55,750,000 CIESCO
             1.96%, 1/17/02.............     55,701,436
  50,000,000 Compass Securitization LLC
             2.11%, 1/14/02.............     49,961,903
  70,000,000 Corporate Asset Funding
             Corp.
             2.04%, 2/14/02.............     69,825,467
  50,000,000 Eureka Securitization
             1.94%, 1/08/02.............     49,981,139
  25,000,000 Giro Funding Corp.
             2.06%, 1/16/02.............     24,978,542
  25,701,000 Giro Funding Corp.
             2.06%, 3/15/02.............     25,593,641
  60,000,000 Govco, Inc.
             2.25%, 1/10/02.............     59,966,250
  50,000,000 GreyHawk Funding LLC
             1.96%, 1/15/02.............     49,961,889
  50,000,000 GreyHawk Funding LLC
             2.03%, 2/11/02.............     49,884,402
  30,000,000 Sheffield Receivables Corp.
             2.10%, 1/10/02.............     29,984,250
  65,038,000 Starfish Global Funding LLC
             1.96%, 1/25/02.............     64,953,017

 Principal
  Amount                                 Value
------------                         --------------
             Commercial Paper
             (Continued)
$ 87,000,000 UPS Delivery
             1.84%, 1/31/02......... $   86,866,600
  50,000,000 Windmill Funding Corp.
             1.79%, 1/17/02.........     49,960,222
                                     --------------
                                        792,551,619
                                     --------------
             Beverages--1.0%
  40,853,000 The Coca-Cola Co.
             2.27%, 1/18/02.........     40,809,208
  30,402,000 The Coca-Cola Co.
             1.72%, 2/19/02.........     30,330,825
                                     --------------
                                         71,140,033
                                     --------------
             Communications and Entertainment--0.7%
  50,000,000 Gannett Co.
             1.92%, 1/14/02.........     49,965,333
                                     --------------
             Computers--Micro--1.2%
  80,000,000 International Business
             Machines
             1.86%, 1/11/02.........     79,958,667
                                     --------------
             Electronic Equipment and
             Components--1.6%
  59,200,000 Emerson Electric Co.
             1.76%, 1/14/02.........     59,162,375
  50,000,000 Emerson Electric Co.
             1.83%, 1/18/02.........     49,956,792
                                     --------------
                                        109,119,167
                                     --------------
             Finance Companies--4.7%
  20,000,000 GE Capital
             1.89%, 4/26/02.........     19,879,250
  40,000,000 GE Capital
             3.39%, 5/31/02.........     39,435,000

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2001

 Principal
  Amount                                  Value
------------                          --------------
             Commercial Paper
             (Continued)
$ 40,000,000 GE Capital
             2.72%, 6/14/02.......... $   39,504,355
  20,000,000 GE Capital
             2.09%, 7/26/02..........     19,760,811
  30,000,000 KFW International
             Finance
             1.85%, 2/08/02..........     29,941,417
  25,000,000 KFW International
             Finance
             1.85%, 3/27/02..........     24,890,799
 100,000,000 Nestle Capital
             1.74%, 2/01/02..........     99,850,166
  25,200,000 Paccar Finance Corp.
             1.90%, 3/07/02..........     25,113,550
  30,300,000 Paccar Finance Corp.
             1.73%, 3/13/02..........     30,196,618
                                      --------------
                                         328,571,966
                                      --------------
             Financial Services--1.3%
  50,000,000 American Express Co.
             2.00%, 1/18/02..........     49,952,778
  40,000,000 Dow Jones & Co.
             3.34%, 2/26/02..........     39,792,178
                                      --------------
                                          89,744,956
                                      --------------
             Health Care Products and Services--2.9%
 100,000,000 Abbott Laboratories
             1.81%, 1/22/02..........     99,894,417
 100,000,000 The Procter & Gamble Co.
             1.93%, 1/11/02..........     99,946,389
                                      --------------
                                         199,840,806
                                      --------------

 Principal
  Amount                               Value
------------                       --------------
             Commercial Paper
             (Continued)
             Household and Personal Care
             Products--0.9%
$ 40,000,000 Colgate-Palmolive Co.
             2.22%, 1/18/02....... $   39,958,067
  25,000,000 The Gillette Co.
             3.32%, 2/25/02.......     24,873,194
                                   --------------
                                       64,831,261
                                   --------------
             Insurance--Non-Health--0.4%
  25,000,000 MetLife Funding, Inc.
             2.05%, 2/05/02.......     24,950,174
                                   --------------
             Non-Bank Holding Companies--1.0%
  45,000,000 USAA Capital
             1.88%, 1/11/02.......     44,976,500
  25,750,000 USAA Capital
             2.03%, 2/26/02.......     25,668,687
                                   --------------
                                       70,645,187
                                   --------------
             Oil and Gas--2.4%
  50,000,000 BP Amoco PLC
             2.40%, 3/25/02.......     49,723,333
  25,000,000 ChevronTexaco Corp.
             1.75%, 2/07/02.......     24,955,035
  50,000,000 ChevronTexaco Corp.
             1.81%, 2/15/02.......     49,886,875
  40,000,000 Total Fina Elf
             1.83%, 1/22/02.......     39,957,300
                                   --------------
                                      164,522,543
                                   --------------
             Pharmaceuticals--4.0%
  45,000,000 GlaxoSmithKline PLC
             2.36%, 1/11/02.......     44,970,500
  50,000,000 GlaxoSmithKline PLC
             1.87%, 2/06/02.......     49,906,500

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2001

 Principal
  Amount                                   Value
------------                          ---------------
             Commercial Paper
             (Continued)
$100,000,000 Merck & Co.
             1.72%, 3/15/02.......... $    99,651,222
  86,000,000 Pfizer, Inc.
             1.91%, 2/01/02..........      85,858,778
                                      ---------------
                                          280,387,000
                                      ---------------
             Utilities--Gas and Electric--2.3%
 100,000,000 Koch Industries, Inc.
             1.87%, 1/10/02..........      99,953,250
  60,000,000 National Rural Utilities
             Cooperative Finance
             2.05%, 1/18/02..........      59,941,917
                                      ---------------
                                          159,895,167
                                      ---------------
             Utilities--Telecommunications--2.4%
  32,000,000 SBC Communications,
             Inc.
             2.12%, 2/07/02..........      31,930,275
  50,000,000 SBC Communications,
             Inc.
             2.04%, 3/07/02..........      49,815,833
  40,000,000 Verizon Communications,
             Inc.
             1.98%, 1/07/02..........      39,986,800
  42,000,000 Verizon Communications,
             Inc.
             2.30%, 1/16/02..........      41,959,750
                                      ---------------
                                          163,692,658
                                      ---------------
             Total Commercial
             Paper
             (Cost $2,684,789,315)...   2,684,789,315
                                      ---------------

 Principal
  Amount                                Value
------------                       --------------
             United States
             Government Agencies &
             Obligations--19.2%
             Federal Farm Credit Bank--0.7%
$ 50,000,000 1.75%, 4/01/02...... $   50,000,000
                                   --------------
             Federal Home Loan Bank--3.1%
  25,046,000 1.865%, 1/09/02+....     25,035,620
  80,665,000 1.865%, 1/11/02+....     80,617,586
  13,080,000 6.75%, 2/15/02......     13,111,524
  50,000,000 2.33%, 4/01/02+.....     49,708,750
  32,394,000 2.18%, 6/17/02+.....     32,066,407
  15,000,000 2.65%, 12/20/02.....     15,000,000
                                   --------------
                                     215,539,887
                                   --------------
             Federal Home Loan Mortgage Corp.--5.7%
  25,000,000 1.75%, 1/03/02+.....     24,993,278
  43,826,000 3.90%, 1/31/02+.....     43,683,566
  26,912,000 3.62%, 2/15/02+.....     26,790,223
  35,000,000 4.565%, 2/28/02+....     34,742,585
  20,000,000 4.36%, 3/15/02+.....     19,823,178
  40,000,000 3.54%, 3/22/02+.....     39,685,333
  35,000,000 1.89%, 5/23/02+.....     34,739,075
  30,000,000 4.02%, 7/02/02......     30,000,000
  50,000,000 3.43%, 8/15/02+.....     48,923,361
  25,000,000 2.00%, 9/30/02+.....     24,622,222
  50,000,000 2.16%, 12/05/02+....     49,009,472
  20,000,000 2.25%, 12/23/02.....     19,558,956
                                   --------------
                                     396,571,249
                                   --------------

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2001

 Principal
  Amount                                  Value
------------                          --------------
             United States
             Government Agencies &
             Obligations (Continued)
             Federal National Mortgage
             Association--5.5%
$ 30,000,000 2.30%, 1/10/02+........ $   29,982,750
  20,000,000 4.55%, 1/11/02+........     19,974,722
  40,000,000 5.47%, 1/25/02+........     39,870,133
  25,000,000 3.73%, 3/05/02+........     24,836,813
  40,000,000 2.075%, 4/04/02+.......     39,785,583
  44,500,000 3.97%, 4/05/02+........     44,047,142
  13,125,000 6.625%, 4/15/02........     13,219,050
  23,746,000 2.34%, 5/17/02+........     23,536,085
  30,000,000 3.38%, 8/09/02+........     29,378,500
  45,000,000 6.75%, 8/15/02.........     45,796,656
  55,000,000 2.41%, 11/15/02+.......     53,829,142
  15,000,000 2.31%, 12/27/02........     15,000,000
                                      --------------
                                        379,256,576
                                      --------------
             Student Loan Marketing Association--1.4%
 100,000,000 2.18%, 1/07/02+........     99,963,583
                                      --------------
             United States Treasury Bills--1.9%
  30,000,000 2.17%, 1/17/02+........     29,971,167
  50,000,000 1.84%, 6/06/02+........     49,601,333
  50,000,000 1.83%, 6/27/02+........     49,550,125
                                      --------------
                                        129,122,625
                                      --------------
             United States Treasury Notes--0.9%
  15,000,000 6.375%, 4/30/02........     15,116,690
  30,000,000 6.25%, 7/31/02.........     30,721,922
  20,000,000 6.375%, 8/15/02........     20,355,993
                                      --------------
                                         66,194,605
                                      --------------
             Total United States
             Government Agencies
             & Obligations
             (Cost $1,336,648,525)..  1,336,648,525
                                      --------------

 Principal
  Amount                                  Value
------------                          --------------
             Time Deposits--10.4%
             Banking and Finance--10.4%
$100,000,000 Chase Manhattan Bank
             1.625%, 1/02/02......... $  100,000,000
 150,000,000 CIBC Oppenheimer
             1.625%, 1/02/02.........    150,000,000
 175,000,000 Dresdner Bank AG
             1.75%, 1/02/02..........    175,000,000
 175,000,000 Societie Generale
             1.625%, 1/02/02.........    175,000,000
 122,952,000 SunTrust Bank, Inc.
             1.00%, 1/02/02..........    122,952,000
                                      --------------
             Total Time Deposits
              (Cost $722,952,000)....    722,952,000
                                      --------------
             Certificates of
             Deposit--10.0%
             Banking and Finance--10.0%
  50,000,000 Abby National PLC
             1.78%, 6/13/02..........     50,000,000
  30,000,000 American Express
             Centurian
             2.51%, 1/04/02..........     30,000,000
  50,000,000 Chase Manhattan Bank
             USA
             1.85%, 1/31/02..........     50,000,000
  30,000,000 Comerica Bank
             3.97%, 8/16/02..........     30,353,466
  50,000,000 CS First Boston, Inc.
             2.46%, 1/25/02..........     50,000,000
  25,000,000 Dexia Bank NY
             4.11%, 7/05/02..........     25,216,307
  25,000,000 Dexia Banque SA
             2.46%, 1/06/03..........     25,006,256
  50,000,000 First Tennessee National
             Corp.
             4.20%, 5/24/02..........     50,392,523

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2001

 Principal
  Amount                                 Value
------------                         --------------
             Certificates of Deposit
             (Continued)
$ 40,000,000 Firststar Bank
             3.87%, 3/14/02......... $   40,000,000
  30,000,000 Lloyds Bank TSB
             2.07%, 5/28/02.........     29,995,137
  10,000,000 Marshall & Ilsley Corp.
             4.31%, 5/01/02.........     10,054,621
  50,000,000 Northern Trust Corp.
             1.72%, 3/18/02.........     50,000,000
  20,000,000 Royal Bank of Canada
             3.85%, 7/29/02.........     19,996,659
  25,000,000 Toronto Dominion Bank
             5.37%, 1/16/02.........     25,000,098
  35,000,000 Toronto Dominion Bank
             3.61%, 1/30/02.........     35,000,277
  25,000,000 UBS AG
             2.00%, 6/07/02.........     24,993,524
  30,000,000 UBS AG
             3.80%, 7/29/02.........     29,998,323
  25,000,000 US Bank
             3.52%, 9/03/02.........     25,000,000
  30,000,000 West LB
             1.90%, 2/15/02.........     30,000,000
  30,000,000 Wilmington Trust
             1.81%, 3/21/02.........     30,000,000
  30,000,000 Wilmington Trust
             2.02%, 5/07/02.........     30,000,000
                                     --------------
             Total Certificates of
             Deposit
             (Cost $691,007,191)....    691,007,191
                                     --------------

 Principal
  Amount                                   Value
------------                           --------------
             Corporate Bonds--2.6%
             Asset Backed Securities--0.2%
$ 11,139,504 Ford Credit Auto Owner
             Trust, Series 2001-D,
             Class A1
             3.461%, 5/15/02.......... $   11,139,504
                                       --------------
             Banking and Finance--1.1%
  25,000,000 Comerica Bank
             1.865%, 7/30/02 FRN......     24,996,713
  33,000,000 First Union National Bank
             2.06%, 12/20/02 FRN......     33,065,195
  17,000,000 National City Bank
             2.229%, 11/20/02
             FRN......................     17,026,622
                                       --------------
                                           75,088,530
                                       --------------
             Financial Services--0.8%
  15,000,000 Goldman Sachs Group,
             Inc.
             2.47%, 1/28/02 FRN.......     15,001,975
   9,000,000 Merrill Lynch & Co.
             2.386%, 2/15/02 FRN......      9,004,313
  35,000,000 Merrill Lynch & Co.
             2.066%, 8/15/02 FRN......     35,040,265
                                       --------------
                                           59,046,553
                                       --------------
             Telecommunications--0.5%
  35,000,000 SBC Communications,
             Inc. 1.838%, 3/14/02
             FRN*.....................     35,000,000
                                       --------------
             Total Corporate Bonds
             (Cost $180,274,587)......    180,274,587
                                       --------------

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2001

 Principal
  Amount                                 Value
------------                         --------------
             Repurchase
             Agreements--19.9%
             Repurchase Agreement with Barclays
             Capital, Inc.--4.9%
$345,000,000 1.75%, dated 12/31/01,
             due 1/02/02, repurchase
             price $345,033,082
             (Collateral-FCSB Note,
             5.00%, 2/03/03, FHLB
             Notes, 0.00%-7.895%,
             1/09/02-11/15/11,
             FNMA Notes,
             0.00%-10.35%,
             2/15/02-2/04/28, FMAC
             Notes, 0.00%-7.00%,
             2/14/02-3/15/31, SLMA
             Notes, 3.625%-7.78%,
             7/01/02-9/30/04;
             aggregate market value
             plus accrued interest
             $345,004,964).......... $  345,000,000
                                     --------------

 Principal
  Amount                                   Value
------------                           --------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with Goldman Sachs
             Group, Inc.--5.0%
$345,000,000 1.79%, date 12/31/01,
             due 1/02/02, repurchase
             price $345,033,838
             (Collateral-FCSB Notes,
             3.125%-9.375%,
             2/01/02-11/22/10,
             FNMA Note, 6.375%,
             6/15/09, WLDB Bond,
             0.00%, 2/15/12; aggregate
             market value plus accrued
             interest $345,000,060)... $  345,000,000
                                       --------------
             Repurchase Agreement with Morgan Stanley
             Dean Witter & Co.--5.0%
 345,000,000 1.70%, dated 12/31/01,
             due 1/02/02, repurchase
             price $345,032,137
             (Collateral-FMAC Note,
             4.75%, 3/15/03, FNMA
             Notes, 0.00%-5.50%,
             2/22/02-3/15/11;
             aggregate market value
             plus accrued interest
             $346,847,798)............    345,000,000
                                       --------------

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2001

 Principal
  Amount                                     Value
------------                             --------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with Salomon Smith
             Barney Holdings, Inc.--5.0%
$345,000,000 1.80%, dated 12/31/01,
             due 1/02/02 repurchase
             price $345,034,027
             (Collateral-ADBB Bond,
             6.375%, 10/01/28, FHLB
             Notes, 0.00%-6.75%,
             4/22/02-3/27/08, FICO
             Note, 0.00%, 11/30/03,
             FMAC Notes, 0.00%-
             6.75%, 4/17/02-
             11/01/31, FNMA Notes,
             0.00%-7.25%, 4/15/02-
             11/01/31, TVDB Notes,
             0.00%-5.625%, 4/15/04-
             1/18/11, UST Bond,
             8.375%-9.00%, 8/15/08-
             11/15/18, UST Note,
             7.50%, 5/15/02, UST
             Strips, 0.00%, 8/15/02-
             2/15/25; aggregate market
             value plus accrued interest
             $345,004,580).............. $  345,000,000
                                         --------------
             Total Repurchase
             Agreements
             (Cost $1,380,000,000)......  1,380,000,000
                                         --------------
             Total Investments
             (Cost $6,995,671,618)(a)--
             100.8%.....................  6,995,671,618
             Liabilities in excess of
             other assets--(0.8%).......    (52,161,884)
                                         --------------
             Net Assets--100.0%......... $6,943,509,734
                                         --------------

* Security exempt from registration under Rule 144A of the Securities Act of 1933.
+ Represents yield at time of purchase for commercial paper, discounted rate at time of purchase for United States Government agencies & obligations, and interest rate in effect at December 31, 2001 for floating rate notes.
(a) The cost stated also approximates the aggregate cost for Federal income tax purposes.
ADBBAfrican Development Bank Bond.
FCSBFederal Farm Credit Bank.
FHLBFederal Home Loan Bank.
FICOFinancing Corporation Notes.
FMACFederal Home Loan Mortgage Corp.
FNMAFederal National Mortgage Association.
FRN Floating Rate Note. Coupon shown is in effect at December 31, 2001. SLMAStudent Loan Marketing Association.
TVDBTennessee Valley Authority Discount Bonds.
UST United States Treasury.
WLDBInternational Bank Reconstruction & Development.

See notes to financial statements.

         BNY Hamilton Money Fund

         Statement of Assets and Liabilities

         December 31, 2001



          Assets:
            Investments at market value, including
             repurchase agreements of $1,380,000,000
             (Cost $6,995,671,618).................... $6,995,671,618
            Cash......................................        325,671
            Receivables:
             Interest.................................     11,549,941
            Other assets..............................        166,661
                                                       --------------
             Total Assets.............................  7,007,713,891
                                                       --------------
          Liabilities:
            Payables:
             Investments purchased....................     50,000,000
             Dividends................................     11,244,904
             Services provided by The Bank of
              New York and Administrator..............      2,274,500
            Accrued expenses and other liabilities....        684,753
                                                       --------------
             Total Liabilities........................     64,204,157
                                                       --------------
          Net Assets:................................. $6,943,509,734
                                                       --------------
          Sources of Net Assets:
            Capital stock @ par....................... $    6,943,481
            Capital surplus...........................  6,936,531,124
            Accumulated net realized gain on
             investments..............................         35,129
                                                       --------------
          Net Assets.................................. $6,943,509,734
                                                       --------------
          Hamilton Shares:
            Net assets................................ $4,004,181,989
                                                       --------------
            Shares outstanding........................  4,004,171,368
                                                       --------------
            Net asset value, offering price and
             repurchase price per share............... $         1.00
                                                       --------------
          Hamilton Premier Shares:
            Net assets................................ $1,813,475,083
                                                       --------------
            Shares outstanding........................  1,813,462,830
                                                       --------------
            Net asset value, offering price and
             repurchase price per share............... $         1.00
                                                       --------------
          Hamilton Classic Shares:
            Net assets................................ $1,125,852,662
                                                       --------------
            Shares outstanding........................  1,125,846,517
                                                       --------------
            Net asset value, offering price and
             repurchase price per share............... $         1.00
                                                       --------------
          Hamilton Shares authorized @ $.001 par value  7,000,000,000
          Hamilton Premier Shares authorized @ $.001
           par value..................................  3,000,000,000
          Hamilton Classic Shares authorized @ $.001
           par value..................................  3,000,000,000

      Statement of Operations

For the year ended December 31, 2001

           Investment Income:
             Interest.................................. $274,584,747
                                                        ------------
           Expenses:
             Advisory..................................    6,502,079
             Administration............................    6,502,079
             Servicing fee--Hamilton Premier Shares....    4,190,139
                      Hamilton Classic Shares..........    2,990,840
             12b-1 fee--Hamilton Classic Shares........    2,990,840
             Registration and filings..................      677,908
             Custodian.................................      440,012
             Transfer agent............................      301,582
             Reports to shareholders...................      145,599
             Cash management...........................       96,395
             Legal.....................................       75,608
             Accounting services.......................       59,937
             Insurance.................................       31,639
             Directors.................................       16,252
             Audit.....................................        3,950
             Other.....................................      134,324
                                                        ------------
              Total Expenses...........................   25,159,183
             Earnings credit adjustment (Note 3).......      (87,755)
                                                        ------------
              Net Expenses.............................   25,071,428
                                                        ------------
              Net Investment Income....................  249,513,319
           Realized Gain on Investments:
             Net realized gain on investments..........       25,542
                                                        ------------
             Net increase in net assets resulting from
              operations............................... $249,538,861
                                                        ------------

See notes to financial statements.

         BNY Hamilton Money Fund

         Statements of Changes in Net Assets

                                                                                    Year ended December 31,
                                                                              ----------------------------------
                                                                                    2001              2000
                                                                              ----------------  ----------------
Operations:
 Net investment income....................................................... $    249,513,319  $    260,356,184
 Net realized gain on
   investments...............................................................           25,542             1,024
                                                                              ----------------  ----------------
   Net increase in net assets
    resulting from operations................................................      249,538,861       260,357,208
                                                                              ----------------  ----------------
Dividends to Shareholders:
 Dividends from net
   investment income:
   Hamilton Shares...........................................................     (145,729,776)     (139,072,858)

                         Hamilton Premier Shares.............................      (61,839,527)      (67,481,296)

                         Hamilton Classic Shares.............................      (41,944,016)      (53,802,030)
                                                                              ----------------  ----------------
                                                                                  (249,513,319)     (260,356,184)
                                                                              ----------------  ----------------
Capital Stock Transactions:
 Proceeds from capital stock
   sold: Hamilton Shares.....................................................   12,073,757,944    10,335,912,045

                     Hamilton Premier Shares.................................   15,012,827,472    16,005,612,146

                     Hamilton Classic Shares.................................    9,100,599,133     9,750,582,978
 Proceeds from shares issued
   on reinvestment of
   dividends: Hamilton Shares................................................       47,354,580        37,713,859

                   Hamilton Premier Shares...................................       24,399,112        22,439,475

                   Hamilton Classic Shares...................................       46,052,377        48,111,441
 Value of capital stock
   repurchased:
   Hamilton Shares...........................................................  (11,489,624,322)   (8,726,286,750)

                      Hamilton Premier Shares................................  (14,683,681,082)  (15,439,415,632)

                      Hamilton Classic Shares................................   (9,004,001,100)   (9,708,057,786)
                                                                              ----------------  ----------------
 Net increase in net assets
   resulting from capital
   stock transactions........................................................    1,127,684,114     2,326,611,776
                                                                              ----------------  ----------------
   Increase in Net Assets....................................................    1,127,709,656     2,326,612,800
Net Assets:
 Beginning of year...........................................................    5,815,800,078     3,489,187,278
                                                                              ----------------  ----------------
 End of year................................................................. $  6,943,509,734  $  5,815,800,078
                                                                              ----------------  ----------------
Changes in Capital Stock
 Outstanding:
 Shares sold: Hamilton Shares................................................   12,073,757,944    10,335,912,353

         Hamilton Premier Shares.............................................   15,012,827,472    16,005,611,814

         Hamilton Classic Shares.............................................    9,100,599,133     9,750,580,568
 Shares issued on
   reinvestment of dividends:
   Hamilton Shares...........................................................       47,354,580        37,715,902

                           Hamilton Premier Shares...........................       24,399,112        22,439,185

                           Hamilton Classic Shares...........................       46,052,377        48,116,064
 Shares repurchased:
   Hamilton Shares...........................................................  (11,489,624,322)   (8,726,287,174)

             Hamilton Premier Shares.........................................  (14,683,681,083)  (15,439,415,632)

             Hamilton Classic Shares.........................................   (9,004,001,100)   (9,708,059,789)
                                                                              ----------------  ----------------
   Net increase..............................................................    1,127,684,113     2,326,613,291
 Shares outstanding,
   beginning of year.........................................................    5,815,796,602     3,489,183,311
                                                                              ----------------  ----------------
 Shares outstanding, end of
   year......................................................................    6,943,480,715     5,815,796,602
                                                                              ----------------  ----------------

See notes to financial statements.

         BNY Hamilton Money Fund

         Financial Highlights

                                                                Hamilton Shares
                                          ----------------------------------------------------------
                                                            Year ended December 31,
                                          ----------------------------------------------------------
                                             2001        2000        1999        1998        1997
                                          ----------  ----------  ----------  ----------  ----------
PER SHARE DATA:
Net asset value at beginning of year..... $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                          ----------  ----------  ----------  ----------  ----------
Gain from investment operations
Net investment income....................      0.040       0.061       0.050       0.053       0.053
                                          ----------  ----------  ----------  ----------  ----------
Dividends
Dividends from net investment income.....     (0.040)     (0.061)     (0.050)     (0.053)     (0.053)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value at end of year........... $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                          ----------  ----------  ----------  ----------  ----------
TOTAL RETURN:............................       4.09%       6.31%       5.03%       5.41%       5.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted) $4,004,182  $3,372,680  $1,725,341  $1,439,525  $1,063,579
Ratio to average net assets of:
 Expenses................................       0.23%       0.24%       0.24%       0.26%       0.25%
 Net investment income...................       4.01%       6.19%       4.92%       5.25%       5.34%

See notes to financial statements.

         BNY Hamilton Money Fund

                                                          Hamilton Premier Shares
                                          ------------------------------------------------------
                                                          Year ended December 31,
                                          ------------------------------------------------------
                                             2001        2000       1999       1998       1997
                                          ----------  ----------  --------  ----------  --------
PER SHARE DATA:
Net asset value at beginning of year..... $     1.00  $     1.00  $   1.00  $     1.00  $   1.00
                                          ----------  ----------  --------  ----------  --------
Gain from investment operations
Net investment income....................      0.038       0.059     0.047       0.050     0.051
                                          ----------  ----------  --------  ----------  --------
Dividends
Dividends from net investment income.....     (0.038)     (0.059)   (0.047)     (0.050)   (0.051)
                                          ----------  ----------  --------  ----------  --------
Net asset value at end of year........... $     1.00  $     1.00  $   1.00  $     1.00  $   1.00
                                          ----------  ----------  --------  ----------  --------
TOTAL RETURN:............................       3.83%       6.04%     4.77%       5.14%     5.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted) $1,813,475  $1,459,923  $871,287  $1,064,645  $688,339
Ratio to average net assets of:
 Expenses................................       0.48%       0.49%     0.49%       0.51%     0.51%
 Net investment income...................       3.69%       5.92%     4.70%       5.01%     5.09%

See notes to financial statements.

         BNY Hamilton Money Fund

                                                       Hamilton Classic Shares
                                          ------------------------------------------------
                                                       Year Ended December 31,
                                          ------------------------------------------------
                                             2001       2000      1999     1998     1997
                                          ----------  --------  --------  -------  -------
PER SHARE DATA:
Net asset value at beginning of year..... $     1.00  $   1.00  $   1.00  $  1.00  $  1.00
                                          ----------  --------  --------  -------  -------
Gain from investment operations
Net investment income....................      0.035     0.056     0.044    0.047    0.047
                                          ----------  --------  --------  -------  -------
Dividends
Dividends from net investment income.....     (0.035)   (0.056)   (0.044)  (0.047)  (0.047)
                                          ----------  --------  --------  -------  -------
Net asset value at end of year........... $     1.00  $   1.00  $   1.00  $  1.00  $  1.00
                                          ----------  --------  --------  -------  -------
TOTAL RETURN:............................       3.57%     5.78%     4.51%    4.81%    4.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted) $1,125,853  $983,197  $892,560  $19,995  $16,725
Ratio to average net assets of:
 Expenses................................       0.73%     0.74%     0.74%    0.83%    0.88%
 Net investment income...................       3.51%     5.64%     4.46%    4.70%    4.71%

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Schedule of Investments

         December 31, 2001

 Principal
  Amount                              Value
-----------                      ---------------
            United States Government
            Agencies & Obligations--47.0%
            United States Treasury Bills+--36.2%
$65,000,000 1.50%, 1/03/02...... $    64,994,583
 50,000,000 1.715%, 1/10/02.....      49,978,562
 70,000,000 2.16%, 1/17/02......      69,932,722
 30,000,000 3.20%, 1/24/02......      29,938,667
 40,000,000 2.02%, 1/31/02......      39,932,667
 50,000,000 1.72%, 2/07/02......      49,911,611
 50,000,000 1.79%, 2/14/02......      49,890,611
 50,000,000 1.725%, 2/21/02.....      49,877,813
 20,000,000 3.19%, 2/28/02......      19,897,211
 50,000,000 2.25%, 3/28/02......      49,731,250
 40,000,000 1.935%, 4/25/02.....      39,754,900
 50,000,000 1.835%, 6/20/02.....      49,548,896
                                 ---------------
                                     563,389,493
                                 ---------------
            United States Treasury Notes--10.8%
 20,000,000 6.25%, 2/28/02......      20,063,872
 20,000,000 6.50%, 3/31/02......      20,119,345
 15,000,000 6.375%, 4/30/02.....      15,116,690
 20,000,000 6.50%, 5/31/02......      20,217,806
 30,000,000 6.25%, 7/31/02......      30,721,922
 20,000,000 6.375%, 8/15/02.....      20,355,993
 20,000,000 6.00%, 9/30/02......      20,543,729
 20,000,000 5.75%, 10/31/02.....      20,596,370
                                 ---------------
                                     167,735,727
                                 ---------------
            Total United States Government
            Agencies & Obligations
            (Cost $731,125,220).     731,125,220
                                 ---------------

 Principal
  Amount                                      Value
------------                             ---------------
             Repurchase Agreements--53.0%
             Repurchase Agreement with Barclays
             Capital, Inc.--11.0%
$170,000,000 1.60%, dated 12/31/01, due
             1/02/02, repurchase price
             $170,015,111
             (Collateral-UST Bond,
             9.25%, 2/15/16; UST Note,
             6.50%, 2/15/10; aggregate
             market value plus accrued
             interest $173,400,755)..... $   170,000,000
                                         ---------------
             Repurchase Agreement with Deutsche Bank
             AG--3.2%
  50,000,000 1.55%, dated 12/31/01, due
             1/02/02, repurchase price
             $50,004,306
             (Collateral-UST Bonds,
             5.375%-6.25%, 2/15/31-
             5/15/30; UST Notes,
             5.50%-5.625%, 5/31/03-
             5/15/08; aggregate market
             value plus accrued interest
             $51,000,944)...............      50,000,000
                                         ---------------
             Repurchase Agreement with Goldman Sachs
             Group, Inc.--15.7%
 244,135,000 1.68%, dated 12/31/01, due
             1/02/02, repurchase price
             $244,157,786
             (Collateral-UST Bill, 0.0%,
             1/24/02; UST Bond,
             7.625%, 2/15/25; UST
             Note, 6.625%, 5/15/07;
             aggregate market value plus
             accrued interest
             $249,018,445)..............     244,135,000
                                         ---------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         December 31, 2001

 Principal
  Amount                                         Value
------------                                 --------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with Morgan Stanley
             Dean Witter & Co.--10.9%
$170,000,000 1.55%, dated 12/31/01,
             due 1/02/02, repurchase
             price $170,014,639
             (Collateral-UST Note,
             5.50%, 2/28/03; aggregate
             market value plus accrued
             interest $174,250,633)......... $  170,000,000
                                             --------------
             Repurchase Agreement with Salomon Smith
             Barney Holdings, Inc.--12.2%
 190,000,000 1.67%, dated 12/31/01,
             due 1/02/02, repurchase
             price $190,017,628
             (Collateral-UST Bond,
             5.50%, 8/15/28; aggregate
             market value plus accrued
             interest $198,195,200).........    190,000,000
                                             --------------
             Total Repurchase Agreements
             (Cost $824,135,000)............    824,135,000
                                             --------------
             Total Investments
             (Cost $1,555,260,220) (a)--
             100.0%.........................  1,555,260,220
             Other assets less liabilities--
             0.0%...........................        717,826
                                             --------------
             Net Assets--100.0%............. $1,555,978,046
                                             --------------

+ Coupon rate discounted rate at time of purchase for United States Treasury Bills.
UST  United States Treasury.
(a) The cost stated also approximates the aggregate cost for Federal income tax purposes.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Statement of Assets and Liabilities

         December 31, 2001


            Assets:
              Investments at market value,
               including repurchase agreements of
               $824,135,000 (Cost $1,555,260,220)... $1,555,260,220
              Cash..................................          1,911
              Receivables:
               Interest.............................      3,452,411
              Deferred organization costs and other
               assets...............................         50,695
                                                     --------------
               Total Assets.........................  1,558,765,237
                                                     --------------
            Liabilities:
              Payables:
               Dividends............................      1,987,452
               Services provided by The Bank of
                New York and Administrator..........        651,113
              Accrued expenses and other
               liabilities..........................        148,626
                                                     --------------
               Total Liabilities....................      2,787,191
                                                     --------------
            Net Assets:............................. $1,555,978,046
                                                     --------------
            Sources of Net Assets:
              Capital stock @ par................... $    1,555,972
              Capital surplus.......................  1,554,419,158
              Undistributed net investment income...          2,916
                                                     --------------
            Net Assets.............................. $1,555,978,046
                                                     --------------
            Hamilton Shares:
              Net assets............................ $  202,303,459
                                                     --------------
              Shares outstanding....................    202,301,715
                                                     --------------
              Net asset value, offering price and
               repurchase price per share........... $         1.00
                                                     --------------
            Hamilton Premier Shares:
              Net assets............................ $1,064,660,893
                                                     --------------
              Shares outstanding....................  1,064,658,101
                                                     --------------
              Net asset value, offering price and
               repurchase price per share........... $         1.00
                                                     --------------
            Hamilton Classic Shares:
              Net assets............................ $  289,013,694
                                                     --------------
              Shares outstanding....................    289,012,216
                                                     --------------
              Net asset value, offering price and
               repurchase price per share........... $         1.00
                                                     --------------
            Hamilton Shares authorized @ $.001 par
             value..................................  2,000,000,000
            Hamilton Premier Shares authorized @
             $.001 par value........................  2,000,000,000
            Hamilton Classic Shares authorized @
             $.001 par value........................  2,000,000,000

      Statement of Operations

For the year ended December 31, 2001

           Investment Income:
             Interest.................................. $55,139,577
                                                        -----------
           Expenses:
             Servicing fee--Hamilton Premier Shares....   2,131,592
                      Hamilton Classic Shares..........     713,027
             Advisory..................................   1,363,495
             Administration............................   1,363,495
             12b-1 fee--Hamilton Classic Shares........     713,027
             Custodian.................................     319,604
             Registration and filings..................     125,777
             Transfer agent............................      62,413
             Accounting services.......................      59,936
             Reports to shareholders...................      30,059
             Cash management...........................      23,054
             Legal.....................................      18,739
             Directors.................................      14,274
             Audit.....................................       9,997
             Insurance.................................       7,168
             Amortization of organization cost.........       6,464
             Other.....................................      56,418
                                                        -----------
              Total Expenses...........................   7,018,539
             Earnings credit adjustment (Note 3).......    (205,628)
                                                        -----------
              Net Expenses.............................   6,812,911
                                                        -----------
              Net Investment Income....................  48,326,666
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $48,326,666
                                                        -----------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Statements of Changes in Net Assets

                                                    Year ended December 31,
                                               --------------------------------
                                                    2001             2000
                                               ---------------  ---------------
Operations:
 Net investment income........................ $    48,326,666  $    57,137,366
                                               ---------------  ---------------
   Net increase in net assets resulting from
    operations................................      48,326,666       57,137,366
                                               ---------------  ---------------
Dividends to Shareholders:
 Dividends from net investment income:
   Hamilton Shares............................      (9,067,584)     (11,255,859)
Hamilton Premier Shares.......................     (29,756,710)     (31,503,383)
Hamilton Classic Shares.......................      (9,502,372)     (14,378,124)
                                               ---------------  ---------------
                                                   (48,326,666)     (57,137,366)
                                               ---------------  ---------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Hamilton
   Shares.....................................     672,794,922    1,075,639,672
Hamilton Premier Shares.......................   3,802,777,407    2,866,307,196
Hamilton Classic Shares.......................   2,606,296,558    2,391,063,441
 Proceeds from shares issued on reinvestment
   of dividends: Hamilton Shares..............       7,200,555        5,974,171
Hamilton Premier Shares.......................       7,138,659        6,475,646
Hamilton Classic Shares.......................      10,548,852       12,951,063
 Value of capital stock repurchased:
   Hamilton Shares............................    (756,706,320)  (1,028,081,241)
Hamilton Premier Shares.......................  (3,430,119,749)  (2,617,379,744)
Hamilton Classic Shares.......................  (2,627,462,734)  (2,331,500,369)
                                               ---------------  ---------------
 Net increase in net assets resulting from
   capital stock transactions.................     292,468,150      381,449,835
                                               ---------------  ---------------
   Increase in Net Assets.....................     292,468,150      381,449,835
Net Assets:
 Beginning of year............................   1,263,509,896      882,060,061
                                               ---------------  ---------------
 End of year (includes undistributed net
   investment income of $2,916 at both
   December 31, 2001 and December 31, 2000)... $ 1,555,978,046  $ 1,263,509,896
                                               ---------------  ---------------
Changes in Capital Stock Outstanding:
 Shares sold: Hamilton Shares.................     672,794,922    1,075,639,672
Hamilton Premier Shares.......................   3,802,777,407    2,866,307,196
Hamilton Classic Shares.......................   2,606,296,558    2,391,064,372
 Shares issued on reinvestment of dividends:
   Hamilton Shares............................       7,200,556        5,974,126
Hamilton Premier Shares.......................       7,138,659        6,475,369
Hamilton Classic Shares.......................      10,548,852       12,951,063
 Shares repurchased: Hamilton Shares..........    (756,706,320)  (1,028,081,241)
Hamilton Premier Shares.......................  (3,430,119,749)  (2,617,379,744)
Hamilton Classic Shares.......................  (2,627,462,735)  (2,331,501,369)
                                               ---------------  ---------------
   Net increase...............................     292,468,150      381,449,444
 Shares outstanding, beginning of year........   1,263,503,882      882,054,438
                                               ---------------  ---------------
 Shares outstanding, end of year..............   1,555,972,032    1,263,503,882
                                               ---------------  ---------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Financial Highlights

                                                                 Hamilton Shares
                                            -----------------------------------------------------
                                                                                     For the period
                                                    Year ended December 31,          April 1, 1997*
                                            --------------------------------------       through
                                              2001      2000      1999      1998    December 31, 1997
                                            --------  --------  --------  --------  -----------------
PER SHARE DATA:
Net asset value at beginning of period..... $   1.00  $   1.00  $   1.00  $   1.00      $   1.00
                                            --------  --------  --------  --------      --------
Gain from investment operations
Net investment income......................    0.039     0.059     0.047     0.051         0.040
                                            --------  --------  --------  --------      --------
Dividends
Dividends from net investment income.......   (0.039)   (0.059)   (0.047)   (0.051)       (0.040)
                                            --------  --------  --------  --------      --------
Net asset value at end of period........... $   1.00  $   1.00  $   1.00  $   1.00      $   1.00
                                            --------  --------  --------  --------      --------
TOTAL RETURN:..............................     3.94%     6.09%     4.79%     5.25%         4.02%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted) $202,303  $279,014  $225,482  $201,363      $110,719
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York.............................     0.24%     0.26%     0.28%     0.27%         0.25%***
 Expenses, prior to waiver from The Bank
   of New York.............................     0.24%     0.26%     0.28%     0.28%         0.33%***
 Net investment income, net of waiver
   from The Bank of New York...............     4.02%     5.98%     4.69%     5.09%         5.29%***

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                             Hamilton Premier Shares
                                            -----------------------------------------------------
                                                                                      For the period
                                                                                      April 1, 1997*
                                                     Year ended December 31,             through
                                            ----------------------------------------   December 31,
                                               2001       2000      1999      1998         1997
                                            ----------  --------  --------  --------  --------------
PER SHARE DATA:
Net asset value at beginning of period..... $     1.00  $   1.00  $   1.00  $   1.00     $   1.00
                                            ----------  --------  --------  --------     --------
Gain from investment operations
Net investment income......................      0.036     0.057     0.045     0.049        0.038
                                            ----------  --------  --------  --------     --------
Dividends
Dividends from net investment
  income...................................     (0.036)   (0.057)   (0.045)   (0.049)      (0.038)
                                            ----------  --------  --------  --------     --------
Net asset value at end of period........... $     1.00  $   1.00  $   1.00  $   1.00     $   1.00
                                            ----------  --------  --------  --------     --------
TOTAL RETURN:..............................       3.68%     5.82%     4.54%     4.99%        3.83%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted) $1,064,661  $684,865  $429,461  $520,492     $183,895
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................       0.49%     0.50%     0.52%     0.52%        0.50%***
 Expenses, prior to waiver from The Bank
   of New York.............................       0.49%     0.50%     0.52%     0.53%        0.56%***
 Net investment income, net of waiver
   from The Bank of New York...............       3.49%     5.76%     4.41%     4.82%        5.06%***

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                          Hamilton Classic Shares
                                                   ----------------------------------
                                                       Year ended        For the period
                                                      December 31,       April 1, 1997
                                                   ------------------       through
                                                     2001      2000    December 31, 1997*
                                                   --------  --------  ------------------
PER SHARE DATA:
Net asset value at beginning of period............ $   1.00  $   1.00       $   1.00
                                                   --------  --------       --------
Gain from investment operations
Net investment income.............................    0.034     0.054          0.029
                                                   --------  --------       --------
Dividends
Dividends from net investment income..............   (0.034)   (0.054)        (0.029)
                                                   --------  --------       --------
Net asset value at end of period.................. $   1.00  $   1.00       $   1.00
                                                   --------  --------       --------
TOTAL RETURN:.....................................     3.42%     5.56%          2.90%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)....... $289,014  $299,631       $227,117
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of New
   York...........................................     0.74%     0.75%          0.78%***
  Expenses, prior to waiver from The Bank of New
   York...........................................     0.74%     0.75%          0.78%***
  Net investment income, net of waiver from The
   Bank of New York...............................     3.33%     5.47%          4.33%***

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         Notes to Financial Statements

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of sixteen separate series. The series presented in these financial statements are the BNY Hamilton Equity Income Fund (the ''Equity Income Fund''), BNY Hamilton Large Cap Value Fund (the ''Large Cap Value Fund''), BNY Hamilton Large Cap Growth Fund (the ''Large Cap Growth Fund''), BNY Hamilton International Equity Fund (the ''International Equity Fund''), BNY Hamilton Small Cap Growth Fund (the ''Small Cap Growth Fund''), BNY Hamilton Intermediate Government Fund (the ''Intermediate Government Fund''), BNY Hamilton Intermediate Investment Grade Fund (the ''Intermediate Investment Grade Fund''), BNY Hamilton Intermediate Tax-Exempt Fund (the ''Intermediate Tax-Exempt Fund''), BNY Hamilton Intermediate New York Tax-Exempt Fund (the ''Intermediate New York Tax-Exempt Fund''), BNY Hamilton S&P 500 Index Fund (the ''S&P 500 Index Fund''), BNY Hamilton U.S. Bond Market Index Fund (the ''U.S. Bond Market Index Fund''), BNY Hamilton Money Fund (the ''Money Fund''), and BNY Hamilton Treasury Money Fund (the ''Treasury Money Fund'') (individually, a ''Fund'' and collectively, the ''Funds''). All the Funds (except the Money Fund, Treasury Money Fund, Large Cap Value Fund, S&P 500 Index Fund and U.S. Bond Market Index Fund) consist of two classes of shares:
Institutional Shares and Investor Shares. The Large Cap Value Fund, S&P 500 Index Fund, and the U.S. Bond Market Index Fund have one class of share:
Institutional Shares; the Money Fund and Treasury Money Fund consists of three classes of shares: Hamilton Shares, Hamilton Premier Shares, and Hamilton Classic Shares.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

2. SIGNIFICANT ACCOUNTING POLICIES

(A) Security Valuations

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Unlisted securities traded only on the over-the-counter market are valued at the average of the quoted bid and the asked prices on the over-the-counter market.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable secu-rities, indications as to value from dealers and general market conditions.

  Securities included in the Money Fund and Treasury Money Fund, and short-term secu- rities with a remaining maturity of 60 days or less in all other Funds are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Currency Translation

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  All Funds (except the Money Fund and the Treasury Money Fund) may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the port-folio, or an individual security position. The nature and risks associated with these securities are explained further in the Prospectus and Statement of Additional Information.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short term capital losses. In addition, short term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) Federal Income Taxes

  Each Fund is created as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  The Intermediate Government Fund, the Intermediate Investment Grade Fund, the U.S. Bond Market Index Fund, the Intermediate Tax-Exempt Fund, the Intermediate New York Tax-Exempt Fund, the Money Fund and the Treasury Money Fund declare dividends daily and pay dividends monthly. The Equity Income Fund and the Large Cap Growth Fund declare and pay dividends monthly. The Large Cap Value Fund and S&P 500 Index Fund declare and pay dividends quarterly. The Small Cap Growth Fund and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income is accrued daily. In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and requires investment companies to amortize premiums and discounts on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in the following adjustments based on securities held by the Fund on January 1, 2001.

                                                  Corresponding
                                        Increase     increase
                                       (decrease) (decrease) in
                                         in the   net unrealized
                                        cost of    appreciation
                        Fund           securities (depreciation)
                        ----           ---------- --------------
               Intermediate
               Government Fund........ $(373,939)   $ 373,939
               Intermediate Investment
               Grade Fund............. $(788,539)   $ 788,539
               Intermediate
               Tax-Exempt Fund........ $ 549,887    $(549,887)
               Intermediate New York
               Tax-Exempt Fund........ $  34,516    $ (34,516)
               U.S. Bond Market Index
               Fund................... $  (5,357)   $   5,357

  The effect of this change for the year ended December 31, 2001 was as follows:

                                          Increase     Increase
                             Increase    (decrease)   (decrease)
                            (decrease)     to net       to net
                              to net     unrealized    realized
                            investment  appreciation    gains
                   Fund       income   (depreciation)  (losses)
                   ----     ---------- -------------- ----------
               Intermediate
               Government
               Fund........ $(189,439)   $  42,950    $ 146,489
               Intermediate
               Investment
               Grade Fund.. $(470,568)   $(124,405)   $ 594,973
               Intermediate
               Tax-Exempt
               Fund........ $ 103,405    $ 187,519    $(290,924)
               Intermediate
               New York
               Tax-Exempt
               Fund........ $  14,693    $  28,475    $ (43,168)
               U.S. Bond
               Market Index
               Fund........ $ (40,145)   $  30,581    $   9,564

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

(I) Organization Costs

  Costs incurred in connection with the organization and initial registration of the Large Cap Growth Fund, Small Cap Growth Fund, International Equity Fund, Intermediate Investment Grade Fund, Intermediate Tax-Exempt Fund and Treasury Money Fund are being amortized evenly over the period of benefit not to exceed 60 months from the date upon which those Funds commenced investment operations.

3. Advisory, Administration and Other Transactions with Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                             % of Average
                                           Daily Net Assets
                                           ----------------
                     Equity Income Fund...       .60%
                     Large Cap Value......       .60%
                     Large Cap Growth Fund       .60%

                                                 % of Average
                                               Daily Net Assets
                                               ----------------
                 International Equity Fund....      .425%
                 Small Cap Growth Fund........       .75%
                 Intermediate Government Fund.       .50%
                 Intermediate Investment Grade
                  Fund........................       .50%
                 Intermediate Tax-Exempt Fund.       .50%
                 Intermediate New York Tax-
                  Exempt Fund.................       .50%
                 S&P 500 Index Fund...........       .25%
                 U.S. Bond Market Index Fund..       .25%
                 Money Fund...................       .10%
                 Treasury Money Fund..........       .10%

  The International Equity Fund is also sub-advised by Credit Agricole Asset Management (formerly known as IndoCam International Investment Services). The Fund accrues daily an additional fee to the Sub-Advisor, payable monthly at the rate of .425% of average daily net assets of the International Equity Fund.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Admin-istrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                                 % of Average
                                               Daily Net Assets
                                               ----------------
                 Equity Income Fund...........       .20%
                 Large Cap Value..............       .20%
                 Large Cap Growth Fund........       .20%
                 International Equity Fund....       .20%
                 Small Cap Growth Fund........       .20%
                 Intermediate Government Fund.       .20%
                 Intermediate Investment Grade
                  Fund........................       .20%
                 Intermediate Tax-Exempt Fund.       .20%
                 Intermediate New York Tax-
                  Exempt Fund.................       .20%
                 S&P 500 Index Fund...........       .20%
                 U.S. Bond Market Index Fund..       .20%
                 Money Fund...................       .10%
                 Treasury Money Fund..........       .10%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2001 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the year ended December 31, 2001, the Equity Income Fund, Large Cap Growth Fund, International Equity Fund, Small Cap Growth Fund, Intermediate Investment Grade Fund, Intermediate Tax-Exempt Fund, Intermediate New York Tax-Exempt Fund, S&P 500 Index Fund, and the U.S. Bond Market Index Fund did not earn any such monies.

  The Bank of New York voluntarily agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                        Institutional Investor
                           Shares      Shares
                        ------------- --------
Large Cap Value........     .80%          --
Intermediate Government
 Fund..................     .79%        1.04%
Intermediate Investment
 Grade Fund............     .79%        1.04%
Intermediate Tax-Exempt
 Fund..................     .79%        1.04%
Intermediate New York
 Tax-Exempt Fund.......     .79%        1.04%
S&P 500 Index..........     .35%          --
U.S. Bond Market Index
 Fund..................     .35%          --

  The Equity Income Fund, Large Cap Growth Fund, International Equity Fund, Small Cap Growth Fund, Money Fund and Treasury Money Fund did not have any expense waivers for the year ended December 31, 2001.

  Management reserves the right to implement or discontinue expense limitations at any time.

  The Company has adopted a distribution plan (the "12b-1 Plans") with respect to each Fund (except for the Large Cap Value Fund, S&P 500 Index Fund, and U.S. Bond Market Index Fund). Under the 12b-1 Plans, the Funds will pay the Distributor for distribution expenses incurred in connection with sales of shares as outlined in the following chart:

                                     Date of
                                  Implementation
Name of Fund             Class    of 12b-1 Plan
------------             -----   ----------------
Equity Income Fund..... Investor  April 1, 1997
Large Cap Growth
 Fund.................. Investor   May 1, 1997
International Equity
 Fund.................. Investor   May 1, 1997
Small Cap Growth
 Fund.................. Investor   May 1, 1997
Intermediate
 Government Fund....... Investor  April 1, 1997
Intermediate Investment
 Grade Fund............ Investor   May 1, 1997
Intermediate Tax-Exempt
 Fund.................. Investor   May 1, 1997
Intermediate NewYork
 Tax-Exempt Fund....... Investor  April 1, 1997
Money Fund............. Hamilton
                        Classic  December 4, 1995
Treasury Money Fund.... Hamilton
                        Classic   April 30, 1999

  Payments for distribution expenses may not exceed .25% of the average daily net assets of each class noted in the chart above.

  BNY Hamilton Funds, Inc. has adopted a shareholder servicing plan for the Money Fund and the Treasury Money Fund, pursuant to which, Hamilton Premier Shares and Hamilton Classic Shares of the Money Fund and Treasury Money Fund are sold to certain institutions that enter into servicing agreements with the Company. The Bank of New York and the Administrator (the "Shareholder Servicing Agents") have each entered into Shareholder Service Agreements with respect to these Shares. The Shareholder Servicing Agents will perform shareholder support services. Pursuant to the Shareholder Service Agreements, Hamilton Premier Shares and Hamilton Classic Shares of the Money Fund and Treasury Money Fund will pay the Shareholder Servicing Agents an annual shareholder servicing fee, accrued daily and payable monthly, of .25% of the Shares' respective average daily net assets. The shareholder servicing plan does not cover, and the fees thereunder are not payable to, Shareholder Organizations with respect to Hamilton Shares of the Money Fund and the Treasury Money Fund.

4. Portfolio Securities

  For the year ended December 31, 2001, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                       Equity Income Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........  197,867,571  194,010,974
                      Large Cap Value Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........   15,453,444      241,102
                      Large Cap Growth Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........   74,491,040   63,173,383

                          International
                           Equity Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........  372,947,317  382,461,927
                      Small Cap Growth Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........  213,824,677  193,628,167
                          Intermediate
                         Government Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $ 42,566,682   39,254,727
All Others.........           --           --
                          Intermediate
                      Investment Grade Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $347,911,693 $328,768,437
All Others.........  129,362,933  118,206,408
                          Intermediate
                         Tax-Exempt Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........   69,539,127   59,172,316
                      Intermediate New York
                         Tax-Exempt Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........   15,660,378    7,771,640
                       S&P 500 Index Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........   30,992,094   19,628,489
                        U.S. Bond Market
                           Index Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $ 22,047,137 $ 19,853,071
All Others.........    4,949,506    2,739,191

5. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2001 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                          Capital Loss
                          Carryforward Expiration
                          ------------ ----------
Large Cap Value Fund.....      32,512     2009
Large Cap Growth Fund....  12,806,065     2009
International Equity Fund  39,403,288     2009
Intermediate Government
 Fund....................     493,848     2003
                              447,719     2004
                              390,829     2005
                              261,062     2008
Intermediate Investment
 Grade Fund..............   1,275,328     2008
S&P 500 Index Fund.......   1,231,354     2009

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the fund's next taxable year. The Funds indicated incurred and will elect to defer net capital losses noted during 2001. The Large Cap Value Fund, Large Cap Growth Fund and Intermediate Tax Exempt Fund will defer post-October losses in the amounts of $158,159, $9,060,642 and $20,872, respectively. The International Equity Funds will defer post-October capital and currency losses in the amounts of $13,261,015 and $825,922, respectively.

Distribution to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2001 were as follows:

                                              *Distributions paid from:
                                        -------------------------------------
                                                      Net long      Total
                                                        term       taxable
                                          Ordinary    capital   distributions
                                           Income      gains        paid
                                        ------------ ---------- -------------
  Equity Income Fund................... $  9,750,774  8,266,244 $ 18,017,018
  Large Cap Value Fund.................      157,916         --      157,916
  Large Cap Growth Fund................    2,267,768 10,034,597   12,302,365
  International Equity Fund............           --         --           --
  Small Cap Growth Fund................           --  5,214,042    5,214,042
  Intermediate Government Fund.........    4,959,370         --    4,959,370
  Intermediate Investment Grade Fund...   25,074,508         --   25,074,508
  Intermediate Tax-Exempt Fund.........      191,324  1,056,553    1,247,877
  Intermediate New York Tax-Exempt Fund      112,927    275,644      388,571
  S&P 500 Index Fund...................      286,541      8,112      294,653
  U.S. Bond Market Index Fund..........    1,580,949    212,143    1,793,092
  Money Fund...........................  249,513,319         --  249,513,319
  Treasury Money Fund..................   47,756,450         --   47,756,450

*Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid. The following tax-exempt income distributions were paid by the Intermediate Tax-Exempt Fund and the Intermediate New York Tax-Exempt Fund in the amounts of $9,726,242 and $1,769,885, respectively.

  The tax character of distributions paid during the fiscal year ended December 31, 2000 were as follows:

                                               *Distributions paid from:
                                         -------------------------------------
                                                       Net long      Total
                                                         term       taxable
                                           Ordinary    capital   distributions
                                            Income      gains        paid
                                         ------------ ---------- -------------
 Equity Income Fund..................... $ 13,856,047 46,555,904 $ 60,411,951
 Large Cap Value Fund...................       21,768         --       21,768
 Large Cap Growth Fund..................    5,418,872 65,013,916   70,432,788
 International Equity Fund..............    1,680,004 18,457,177   20,137,181
 Small Cap Growth Fund..................   11,254,910 75,142,561   86,397,471
 Intermediate Government Fund...........    4,860,515         --    4,860,515
 Intermediate Investment Grade Fund.....   24,972,696         --   24,972,696
 Intermediate Tax-Exempt Fund...........           --         --           --
 Intermediate New York Tax-Exempt Fund..           --         --           --
 S&P 500 Index Fund.....................       73,049         --       73,049
 U.S. Bond Market Index Fund............      708,511         --      708,511
 Money Fund.............................  260,356,184         --  260,356,184
 Treasury Money Fund....................   57,137,366         --   57,137,366

*Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid. The following tax-exempt income distributions were paid by the Intermediate Tax-Exempt Fund and the Intermediate New York Tax-Exempt Fund in the amounts of $10,042,373 and $1,601,515, respectively.

  As of December 31, 2001 the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                                                Accumulated
                                        Undistributed Undistributed             capital and    Unrealized
                                          ordinary      long-term   Accumulated    other     appreciation/
                                           income     capital gains  earnings     losses     (depreciation)
                                        ------------- ------------- ----------- -----------  --------------
Equity Income Fund.....................       $29,826       985,932   1,015,758          --      58,966,987/1/
Large Cap Value Fund...................         1,506            --       1,506    (190,671)     (1,426,274)
Large Cap Growth Fund..................            --            --          -- (21,866,707)    133,402,376/1/
International Equity Fund..............            --            --          -- (53,490,225)    (21,208,332)/2/
Small Cap Growth Fund..................            --     4,633,570   4,633,570          --      56,731,377
Intermediate GovernmentFund............            --            --          --  (1,593,458)      1,013,468/2,4/
Intermediate InvestmentGrade Fund......         8,346            --       8,346  (1,275,328)      2,537,185/2,4/
Intermediate Tax-ExemptFund............            --            --          --     (20,870)      8,138,175/4/
Intermediate New YorkTax-Exempt Fund...            --        27,575      27,575          --       1,106,104/4/
S&P 500 Index Fund.....................         8,676            --       8,676  (1,231,354)     (3,035,159)/3/
U.S. Bond Market IndexFund.............            --        31,870      31,870          --         591,794/2,4/
Money Fund.............................        35,129            --      35,129          --              --
Treasury Money Fund....................         2,916            --       2,916          --              --

                                              Total
                                           accumulated
                                        earnings/(deficit)
                                        ------------------
Equity Income Fund.....................       $ 59,982,745
Large Cap Value Fund...................         (1,615,439)
Large Cap Growth Fund..................        111,535,669
International Equity Fund..............        (74,698,557)
Small Cap Growth Fund..................         61,364,947
Intermediate GovernmentFund............           (579,990)
Intermediate InvestmentGrade Fund......          1,270,203
Intermediate Tax-ExemptFund............          8,117,305
Intermediate New YorkTax-Exempt Fund...          1,133,679
S&P 500 Index Fund.....................         (4,257,837)
U.S. Bond Market IndexFund.............            623,664
Money Fund.............................             35,129
Treasury Money Fund....................              2,916

/1/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax return of capital adjustments from real estate investment trusts.
/2/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
/3/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, return of capital adjustments from real estate investment trusts and gains/losses on certain derivative instruments
/4/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premium and market discount.

6. Written Option Activity

  Transactions in written options for the year ended December 31, 2001 were as follows:

Equity Income Fund

                            Number
                              of     Premiums
                           Contracts Received
                           --------- ---------
Options outstanding at
 December 31, 2000........   1,575   $ 396,512
Options written during the
 period...................     325      71,361
Options expired...........  (1,900)   (467,873)
                            ------   ---------
Options outstanding at
 December 31, 2001........      --   $      --
                            ======   =========

Large Cap Growth Fund

                            Number
                              of     Premiums
                           Contracts Received
                           --------- ---------
Options outstanding at
 December 31, 2000........      --          --
Options written during the
 period...................   2,940   $ 614,212
Options terminated in
 closing purchase
 transactions.............    (250)    (70,498)
Options exercised.........    (900)   (143,296)
Options expired...........  (1,790)   (400,418)
                            ------   ---------
Options outstanding at
 December 31, 2001........      --   $      --
                            ======   =========

7. Futures Contracts

  The S&P 500 Index Fund enters into S&P Index futures contracts as part of its investment strategies. A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund bears the market risk that arises from changes in the value of these financial instruments. At December 31, 2001, the S&P 500 Index Fund had entered into exchange traded financial futures contracts as described below.

                                                 Unrealized
                                               Appreciation at
                  Index    Maturity             December 31,
                  Futures    Date    Contracts      2001
                  -------  --------  --------- ---------------
                  S&P 500
                   Index. March 2002     4         $2,700

8. Reclassification Of Capital
Accounts

  At December 31, 2001, reclassifications were made to the capital accounts of all Funds except the Large Cap Value Fund, U.S. Bond Market Index Fund, Money Fund and Treasury Money Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

9. Geographic Concentration

  The International Equity Fund has a relatively large concentration of portfolio securities invested in companies domiciled in Japan.

  The International Equity Fund may be more susceptible to political, social and economic events adversely affecting Japanese companies than funds not so concentrated.

10. Concentration Of Risk

  The Intermediate New York Tax-Exempt Fund invests substantially all of its assets in a portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. Also, the Intermediate Tax-Exempt Fund invests approximately 24% of its assets in debt obligations of the State of New York. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

         Report of Ernst & Young LLP, Independent Auditors

Shareholders and Trustees
BNY Hamilton Funds

    We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of BNY Hamilton Funds (comprising, respectively, the Equity Income Fund, Large Cap Growth Fund, Small Cap Growth Fund, International Equity Fund, Intermediate Government Fund, Intermediate Investment Grade Fund, Intermediate New York Tax Exempt Fund, Intermediate Tax Exempt Fund, Large Cap Value Fund, S&P 500 Index Fund, U.S. Bond Market Index Fund, Money Fund, and Treasury Money Fund) as of December 31, 2001 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights of the Fund for the year ended December 31, 1998 and for each of the prior periods indicated therein were audited by other auditors whose report dated February 17, 1999, expressed an unqualified opinion on those statements.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2001 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds comprising BNY Hamilton Funds at December 31, 2001, the results of their operations, changes in their net assets for two years in the period then ended and the financial highlights for three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

New York, New York
February 11, 2002

Directors and OFFICERS
The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                              Principal Occupations
    Director         Position                 During Past Five Years
    --------         --------                 ----------------------
Edward L. Gardner Director and    Chairman of the Board, President and Chief
  Age 66......... Chairman of the Executive Officer, Industrial Solvents
                  Board           Corporation, 1981 to Present; Chairman of the
                                  Board, Blue Grass Chemical Specialties Inc.,
                                  1982 to Present; Chairman of the Board, Big
                                  Brothers/Big Sisters of New York City, 1992 to
                                  Present; National Vice-Chairman, Big
                                  Brothers/Big Sisters of America, 1993 to
                                  Present; President, Big Brothers/Big Sisters of
                                  America Foundation, 1994 to Present; Vice
                                  President of the Board, The Sherry Netherland
                                  Hotel, 1991 to Present; Member, Points of
                                  Light Foundation, 1995 to Present; Member,
                                  The National Assembly, 1992 to Present;
                                  Member, Alvin Ailey Dance Theatre
                                  Foundation, Inc., 1989 to Present; Member,
                                  The Institute for Art and Urban Resources, Inc.
                                  1985 to 1994; Member, Mercy College, 1989
                                  to Present; Member, Westchester/Putnam
                                  Regional Board of Directors, The Bank of New
                                  York, 1982 to Present; Member, Westchester
                                  County Association, 1986 to Present.

                                         Principal Occupations
        Director    Position             During Past Five Years
        --------    --------             ----------------------

     James F. Quinn Director Member, Board of Directors, Tiffany & Co.,
       Age 49......          January 1995 to Present; Vice Chairman, Retail
                             and Corporate Sales, Tiffany & Co., 1999 to
                             Present; Executive Vice President of Sales,
                             Tiffany & Co., March 1992 to 1999.

     Karen Osar.... Director Senior Vice President and Chief Financial
       Age 52......          Officer, Westvaco Corp., 1999 to Present; Vice
                             President & Treasurer, Tenneco Inc., January
                             1994 to 1999; Managing Director of Corporate
                             Finance Group, J.P. Morgan & Co., Inc.; held
                             various other positions at J.P. Morgan & Co.,
                             Inc. from 1975-1994.

     Kim Kelly..... Director Executive Vice President and Chief Financial
       Age 43......          Officer, Insight Communication since 1990 to
                             Present; Chief Operating Officer, Insight
                             Communications, January 1998 to Present;
                             Marine Midland Bank from 1982 to 1990.
                             Senior Vice President with primary
                             responsibility for media lending activities,
                             Marine Midland Bank 1988. Held various
                             other positions at Marine Midland Bank from
                             1982 to 1988. Member of the National Cable
                             Televisions Association Subcommittee for
                             Telecommunications Policy and National
                             Cable Television Association Subcommittee for
                             Accounting. Board member of Community
                             Antenna Television Association, Cable in the
                             Classroom and Cable Advertising Bureau.

                                                       Principal Occupations
      Director             Position                    During Past Five Years
      --------             --------                    ----------------------

John R. Alchin...... Advisory Director    Executive Vice President and Treasurer,
  Age 53............                      Comcast Corporation, 1990 to Present.
                                          Managing Director of Toronto Dominion
                                          Bank prior to 1990.

William J. Tomko.... Chief Executive      President, BISYS Fund Services, Inc., 1999 to
  Age 42............ Officer              Present.

Michael A. Grunewald President            Manager, Client Services, BISYS Fund Services,
  Age 31............                      Inc., 1993 to Present.

Richard Baxt........ Vice President       Senior Vice President, Client Services, BISYS
  Age 47............                      Fund Services, Inc., 1997 to Present; General
                                          Manager of Investment and Insurance, First
                                          Fidelity Bank; President, First Fidelity Brokers;
                                          President, Citicorp Investment Services.

Nimish Bhatt........ Treasurer and        Vice President, Tax and Financial Services,
  Age 38............ Principal Accounting BISYS Fund Services, Inc., June 1996--
                     Officer              Present; Assistant Vice President, Evergreen
                                          Funds/First Union Bank, 1995 to July 1996;
                                          Senior Tax Consultant, Price Waterhouse LLP,
                                          1990 to December 1994.

Lisa M. Hurley...... Secretary            Executive Vice President, Legal Services, BISYS
  Age 41............                      Fund Services, Inc., 1995--Present; Attorney,
                                          private practice, 1990 to 1995.

                                                   Principal Occupations
     Director           Position                   During Past Five Years
     --------           --------                   ----------------------
Alaina V. Metz.... Assistant Secretary Chief Administrator, Administration Services
  Age 33..........                     of BISYS Fund Services, Inc., June 1995 to
                                       Present; Supervisor of Mutual Fund Legal
                                       Department, Alliance Capital Management,
                                       May 1989 to June 1995.

Karen Jacoppo-Wood Assistant Secretary Counsel, Legal Services of BISYS Fund
  Age 35..........                     Services, Inc., 2001 to Present; Vice President
                                       and Senior Counsel of Funds Distributor Inc.,
                                       1996 to 2001.

For the mailing address of Directors, please refer to the Statement of Additional Information.

Investment Advisor
The Bank of New York

Administrator and Distributor
BNY Hamilton Distributors, Inc.

Transfer Agent
BISYS Fund Services, Ohio, Inc.

Custodian
The Bank of New York

Independent Auditors
Ernst & Young LLP

Legal Counsel
Sullivan & Cromwell

               BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

               This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Hamilton Shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, Hamilton Premier Shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, Hamilton Classic Shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, Equity Funds, Taxable Fixed Income Funds, Tax-Exempt Fixed Income Funds or Index Funds.

               For additional prospectuses which contain more complete information, including charges and expenses, call
               1-800-426-9363. Please read the prospectus carefully before investing or sending money.

               Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

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